Exhibit 4.2 Execution Version 164186300_47 Dated 1 May 2026 between WYRE HOLDING III BV as the Original Parent and Subordinated Creditor WYRE FINANCE BV as the Company and Obligors’ Agent THE ENTITIES LISTED IN SCHEDULE 3 (THE ORIGINAL GUARANTORS) as Original Guarantors CERTAIN FINANCIAL INSTITUTIONS as Mandated Lead Arrangers CERTAIN FINANCIAL INSTITUTIONS as Original Bank Facilities Lenders THE BANK OF NOVA SCOTIA as Bank Facilities Agent THE BANK OF NOVA SCOTIA as Security Agent and others MASTER DEFINITIONS AGREEMENT TABLE OF CONTENTS Page i 164186300_47 1..........INTERPRETATION...................................................................................................... 1 2..........IMPLEMENTATION OF ICA PROPOSALS .............................................................. 2 3..........GOVERNING LAW AND JURISDICTION ................................................................ 2 SCHEDULE 1 COMMON DEFINITIONS .............................................................................. 4 Part 1: General Definitions ............................................................................................ 4 Part 2: Financial Covenant Definitions ........................................................................ 91 Part 3: Construction ................................................................................................... 101 SCHEDULE 2 FINANCIAL INSTITUTIONS ..................................................................... 111 Part 1: Mandated Lead Arrangers .............................................................................. 111 Part 2: Original Bank Facilities Lenders .................................................................... 111 SCHEDULE 3 ORIGINAL GUARANTORS ....................................................................... 113 THIS AGREEMENT is made on 1 May 2026 between the following parties: BETWEEN: (1) THE BANK OF NOVA SCOTIA as security agent and security trustee for the Secured Creditors (in this capacity, the “Security Agent”); (2) WYRE HOLDING III BV a company registered in Belgium with the Crossroads Bank for Enterprises under number 1031.059.817 (the “Original Parent” and a “Subordinated Creditor”); (3) WYRE FINANCE BV a company registered in Belgium with the Crossroads Bank for Enterprises under number 1030.990.531 (the “Company” and the “Obligors’ Agent”); (4) THE ENTITIES listed in Schedule 3 (The Original Guarantors) as original guarantors (in such capacity, each an “Original Guarantor” and together the “Original Guarantors”); (5) CERTAIN FINANCIAL INSTITUTIONS listed in Part 1: (Mandated Lead Arrangers) of Schedule 2 (Financial Institutions), as mandated lead arrangers under the Bank Facilities Agreement (the “Mandated Lead Arrangers”); (6) CERTAIN FINANCIAL INSTITUTIONS listed in Part 2: (Original Bank Facilities Lenders) of Schedule 2 (Financial Institutions), as original Bank Facilities lenders under the Bank Facilities Agreement (the “Original Bank Facilities Lenders”); and (7) THE BANK OF NOVA SCOTIA, as facility agent under the Bank Facilities Agreement (the “Bank Facilities Agent”). IT IS AGREED as follows: 1. INTERPRETATION 1.1 Definitions Subject to this Clause 1.1 and Clause 1.3 (Finance Document Definitions), terms defined in Part 1: (General Definitions) of Schedule 1 (Common Definitions) have the same meaning when used in a Finance Document, unless otherwise expressly defined in such Finance Document. 1.2 Construction Subject to Clause 1.3 (Finance Document Definitions) below, the principles of interpretation or construction contained in Part 3: (Construction) of Schedule 1 (Common Definitions) apply to each Finance Document as though set out in full in each Finance Document, except that references to the Master Definitions Agreement will be construed as references to the relevant Finance Document, as the case may be. 1.3 Finance Document Definitions Each Authorised Credit Facility and Hedging Agreement in effect on the Closing Date will, with effect from the Closing Date, and each other Authorised Credit Facility or 2 164186300_47 Hedging Agreement will, from the date upon which that Authorised Credit Facility or Hedging Agreement becomes effective (and for so long in each case as this Agreement is in force), be supplemented by incorporation of the definitions and principles of interpretation and construction contained in Schedule 1 (Common Definitions), save that: (a) the definitions or principles of interpretation or construction set out in an Authorised Credit Facility Agreement shall prevail (in relation to the Financial Indebtedness to which such Authorised Credit Facility Agreement relates) in relation to any inconsistency between the definitions and principles of interpretation or construction contained in this Agreement and those contained in the relevant Authorised Credit Facility Agreement; and (b) definitions and principles of interpretation or construction contained in the Hedging Agreements shall prevail in relation to any inconsistency between the definitions and principles of interpretation or construction contained in this Agreement and those contained in the relevant Hedging Agreement, in each case subject to clause 2 (ICA) of the Common Terms Agreement. Notwithstanding any of the foregoing, where any term or provision of the Common Terms Agreement or the ICA is expressly or impliedly incorporated into a Finance Document, each such term or provision shall be construed in accordance with this Master Definitions Agreement. 2. IMPLEMENTATION OF ICA PROPOSALS Each Paying Agent, Transfer Agent, Registrar, Agent Bank and Secured Creditor Representative (the “Additional MDA Parties”) each agree that if an ICA Proposal is otherwise agreed to in accordance with the terms of the ICA, the Security Agent is hereby authorised by each Additional MDA Party to execute and deliver on its behalf all documentation required pursuant to clause 16.5 (Implementation of modifications, consents, waivers and releases) of the ICA to implement any modification of the terms of any waiver or consent granted by the Security Agent in respect of such ICA Proposal and such execution and delivery by the Security Agent shall bind each Additional MDA Party as if such documentation had been duly executed by it provided that each Additional MDA Party shall be entitled to consent to and shall not be bound by any modification to the terms of any Finance Document to which such Additional MDA Party is a party if such modification would have the effect of increasing the liabilities, obligations or duties or decreasing its rights or protections of such Additional MDA Party. 3. GOVERNING LAW AND JURISDICTION 3.1 Governing Law This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

3 164186300_47 3.2 Jurisdiction Clause 24 (Enforcement) of the Common Terms Agreement shall apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full in this Agreement and as if references in that clause to “this Agreement” are to this Agreement. THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement. 4 164186300_47 SCHEDULE 1 COMMON DEFINITIONS Part 1: General Definitions “Acceleration Notice” means a notice delivered by the Security Agent pursuant to the ICA by which the Security Agent declares that some or all Secured Obligations shall be accelerated. “Acceptable Bank” means: (a) any Original Bank Facilities Lender; (b) a bank or financial institution which has an Investment Grade Rating for its long term unsecured and non-credit enhanced debt obligations from Fitch, Moody’s or S&P; or (c) any other bank or financial institution approved by the Security Agent (acting on the instructions of the relevant Qualifying Secured Creditors in accordance with the ICA). “Accession Date” means the date on which a Replacement Parent, an Additional Obligor, an Additional Secured Creditor or a New Subordinated Intragroup Creditor accedes to the ICA. “Accession Memorandum” means: (a) with respect to the ICA, each memorandum to be entered into pursuant to: (i) clauses 2.1 (Accession of Additional Secured Creditor) to 2.4 (Availability of Permitted Additional Debt) (inclusive) of the ICA and which is substantially in the form set out in part 1 (Form of Accession Memorandum (Additional Secured Creditor)) of schedule 1 (Form of Accession Memoranda) of the ICA; (ii) clause 2.5 (Accession of New Subordinated Intragroup Creditor) of the ICA and which is substantially in the form set out in part 4 (Form of Accession Memorandum (New Subordinated Intragroup Creditor)) of schedule 1 (Form of Accession Memoranda) of the ICA; (iii) clause 4 (Accession of Additional Obligors) of the ICA and which is substantially in the form set out in part 3 (Form of Accession Memorandum (New Obligors)) of schedule 1 (Form of Accession Memoranda) of the ICA; (iv) clause 6 (Replacement Parent) of the ICA and which is substantially in the form set out in an Accession Memorandum in accordance with the terms of part 3 (Form of Accession Memorandum (Parent)) of schedule 1 (Form of Accession Memoranda) to the ICA; or 5 164186300_47 (v) clause 35 (Benefit of Deed) (as applicable) of the ICA and which is substantially in the form set out in part 2 (Form of Accession Memorandum (Existing Secured Obligations)) of schedule 1 (Form of Accession Memoranda) of the ICA; and (b) with respect to the Common Terms Agreement each memorandum to be entered into pursuant to clause 1.6 (Obligors) of the Common Terms Agreement and which is in substantially the form set out in part 3 (Form of Accession Memorandum (New Obligors)) of schedule 2 (Form of Accession Memorandum) of the ICA. “Accounting Principles” means IFRS to the extent applicable to the relevant financial statements or, as appropriate, generally accepted accounting principles in any applicable jurisdiction. “Accounting Reference Date” means 31 December in each year, except where modified in accordance with the terms of the Common Terms Agreement. “Acquired Entity or Business” has the meaning given to that term in paragraph 2(b)(iv) (Financial Testing) of part 2 (Financial Covenants) of schedule 2 (Covenants) of the Common Terms Agreement. “Additional Obligor” means each Subsidiary of Wyre which accedes to the Common Terms Agreement in accordance with clause 1.6 (Obligors) of the Common Terms Agreement, the ICA and this Agreement in accordance with clause 4.1 (Accession of Additional Obligors) of the ICA. “Additional Secured Creditor” means a new Secured Creditor who accedes to the Common Terms Agreement, Master Definitions Agreement and ICA in accordance with clause 2.1 (Accession of Additional Secured Creditor) of the ICA and delivers an Accession Memorandum in accordance with the terms of part 1 (Form of Accession Memorandum (Additional Secured Creditor)) of schedule 1 (Form of Accession Memoranda) to the ICA. “Administrative Party” means the Security Agent, the Bond Trustee and any Facility Agent. “Affected Secured Creditor” means each Secured Creditor who is affected by an Entrenched Right. “Affiliate” means (a) in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company (other than in any Hedging Agreement when used in relation to a Hedge Counterparty, where Affiliate has the meaning given to such term in that Hedging Agreement); and (b) in relation to Crédit Agricole Corporate and Investment Bank, and in addition to any entity referred to in paragraph (a) above, any entity or member of the Crédit Agricole Group, where “Crédit Agricole Group” means: (i) Crédit Agricole SA; 6 164186300_47 (ii) Caisses Régionales de Crédit Agricole as listed at https://www.credit- agricole.com/marques-et-metiers/toutes-nos-marques/credit- agricole/annuaire-des-caisses-regionales-du-credit-agricole; and (iii) LCL S.A. “Agency Agreement” means: (a) any agreement to be entered into pursuant to which the relevant Issuer appoints any paying agent, registrar or calculation agent in relation to all or any PP Notes; and (b) any agreement to be entered into pursuant to which the relevant Issuer appoints any paying agent, exchange (or listing) agent, the Registrar, Agent Bank and Transfer Agents in relation to all or any Bonds. “Agent Bank” means, in relation to the Bonds of any relevant Tranche, the bank initially appointed as agent bank in relation to such Bonds by the relevant Issuer pursuant to the relevant Agency Agreement or, if applicable, any successor agent bank in relation to such Bonds. “Agreed Security Principles” means the principles set out in schedule 6 (Agreed Security Principles) of the Common Terms Agreement. “Ancillary Document” (a) in respect of the Bank Facilities Agreement, has the meaning given to it in clause 1.1 (Definitions) of the Bank Facilities Agreement and (b) in respect of any other Authorised Credit Facility Agreement, has the meaning given to it therein. “Ancillary Facility” (a) in respect of the Bank Facilities Agreement, has the meaning given to it in clause 1.1 (Definitions) of the Bank Facilities Agreement and (b) in respect of any other Authorised Credit Facility Agreement, has the meaning given to it therein. “Ancillary Lender” (a) in respect of the Bank Facilities Agreement, has the meaning given to it in clause 1.1 (Definitions) of the Bank Facilities Agreement and (b) in respect of any other Authorised Credit Facility Agreement, has the meaning given to it therein. “Ancillary Outstandings” means, at any time, in relation to an Ancillary Lender and an Ancillary Facility then in force, the aggregate of the equivalents (as calculated by that Ancillary Lender) in the Base Currency of the following amounts outstanding under that Ancillary Facility: (a) the principal amount under each overdraft facility and on-demand short-term loan facility (net of any Available Credit Balance); (b) the face amount of each guarantee, bond and letter of credit under that Ancillary Facility; and (c) the amount fairly representing the aggregate exposure (excluding interest and similar charges) of that Ancillary Lender under each other type of accommodation provided under that Ancillary Facility,

7 164186300_47 in each case as determined by such Ancillary Lender, acting reasonably in accordance with its normal banking practice and in accordance with the relevant Ancillary Document. “Annual Financial Statements” means the financial statements delivered pursuant to paragraph 1(a) (Financial statements) of part 1 (Information Covenants) of schedule 2 (Covenants) of the Common Terms Agreement. “Anti-Corruption Rules” means any law or regulation aiming at preventing and/or sanctioning corruption, influence peddling and more generally, offenses against probity. “Appropriate Expert” has the meaning given to it in paragraph (d) of clause 15.4 (Determination of Voting Category) of the ICA. “Appropriation” means appropriation (or similar process) of the shares in the capital of, or other financial security issued by, a member of the Group by the Security Agent (or any Receiver or Delegate) which is effected (to the extent permitted under the relevant Security Document and applicable law) by enforcement of the Transaction Security. “Approved Rating Agency” means, except to the extent otherwise provided in any Authorised Credit Facility Agreement, any of DBRS, Fitch, Kroll, Moody’s and S&P. “Auditors” means such reputable firm appointed by the Reporting Entity, the Company or any other member of the Group to act as the statutory auditors of the Group from time to time. “Authorisation” means an authorisation, consent, approval, permit, resolution, licence, concession, exemption, filing, notarisation or registration. “Authorised Credit Facility” means any facility or agreement entered into by any Obligor for Secured Debt as permitted by the terms of the Common Terms Agreement, the providers of which are parties to or have acceded to this Agreement, the ICA and the Common Terms Agreement, and includes the Bank Facilities Agreement and any Permitted Additional Debt Documents and (a) any fee letter or commitment letter entered into in connection with the foregoing facilities or agreements or the transactions contemplated in the foregoing facilities and (b) any other document (not being a Common Document) that has been entered into in connection with the foregoing facilities or agreements or the transactions contemplated thereby that has been designated as a document that should be deemed to be an Authorised Credit Facility for the purposes of this definition by the parties thereto (including at least one Obligor) and excluding any facility or agreement under which Subordinated Indebtedness is incurred and any Hedging Agreement. “Authorised Credit Facility Agreement” means an agreement documenting an Authorised Credit Facility. “Authorised Credit Facility Cash Cover” has the meaning given to the term “cash cover” in the Bank Facilities Agreement and, in respect of any other Authorised Credit Facility, has the meaning set out in the relevant Authorised Credit Facility Agreement. 8 164186300_47 “Authorised Credit Facility Cash Cover Document” means, in relation to any Authorised Credit Facility Cash Cover, any Finance Document which creates or evidences, or is expressed to create or evidence, the Security Interests required to be provided over that Authorised Credit Facility Cash Cover. “Authorised Credit Facility Provider” means a lender, a noteholder or other provider of credit or financial accommodation under any Authorised Credit Facility (and includes each Financial Guarantor, for so long as any Financial Guarantee issued by that Financial Guarantor is outstanding). “Authorised Signatory” means: (a) in respect of the Parent or any Obligor, any person who is duly authorised by the Parent or any Obligor; and (b) in respect of any Party, any person who is duly authorised by such Party and in respect of whom a certificate has been provided signed by a director or equivalent officer of such Party setting out the name and signature of that person and confirming such person’s authority to act. “Available Credit Balance” means, in relation to an Ancillary Facility, credit balances on any account of the relevant borrower of that Ancillary Facility with the Ancillary Lender making available that Ancillary Facility to the extent that those credit balances are freely available to be set off by that Ancillary Lender against liabilities owed to it by the relevant borrower under that Ancillary Facility. “Bank Facilities” has the meaning given to the term “Facility” in the Bank Facilities Agreement. “Bank Facilities Agent” means the Bank Facilities Agent or any of its successors thereto. “Bank Facilities Agreement” means the facility agreement entered into on or before the Closing Date between, among others, Wyre, the Company, the Bank Facilities Agent and the Original Bank Facilities Lenders. “Bank Facilities Lenders” means the Original Bank Facilities Lenders and any other entity which is a Bank Facilities Lender from time to time under (and as defined in) the Bank Facilities Agreement. “Base Case Model” means the audited financial model in agreed form relating to the Restricted Group and delivered to the Security Agent as a condition precedent pursuant to clause 4.1 (Initial conditions precedent) of the Bank Facilities Agreement. “Base Currency” means EUR. “Basket” means any amounts in the Finance Documents set out in any basket, test, de minimis threshold or permission. “Bearer Bonds” means Bonds which are for the time being in bearer form. 9 164186300_47 “Bearer Definitive Bond” means a Bearer Bond in definitive form issued or, as the case may require, to be issued in accordance with the provisions of the Dealership Agreement or any other agreement between the relevant Issuer and the Relevant Dealer(s), the Agency Agreement and the Bond Trust Deed in exchange for either a Temporary Bearer Global Bond or part thereof or a Permanent Bearer Global Bond or part thereof (all as indicated in the applicable Final Terms), such Bearer Bond in definitive form being in the form set out in the Bond Trust Deed or as agreed between the relevant Issuer, the Principal Paying Agent, the Bond Trustee and the Relevant Dealer(s) and having the Conditions endorsed thereon or, if permitted by the relevant stock exchange, incorporating the Conditions by reference as indicated in the applicable Final Terms and having the relevant information supplementing, replacing or modifying the Conditions appearing in the applicable Final Terms endorsed thereon or attached thereto and (except in the case of a Zero Coupon Bond in bearer form) having Coupons and, where appropriate, Receipts and/or Talons attached thereto on issue. “Belgian Civil Code” means the Belgian oud Burgerlijk Wetboek/ancien Code Civil of 21 March 1804 and, with effect from its applicable effective date, the Belgian new Burgerlijk Wetboek/Code Civil introduced pursuant to the law of 13 April 2019 introducing a Civil Code and inserting book 8 (Evidence) in the Civil Code. “Belgian Code of Companies and Associations” means the Belgian Wetboek van vennootschappen en verenigingen/Code des sociétés et des associations dated 23 March 2019. “Belgian Financial Collateral Law” means the Belgian Financial Collateral Law (Wet betreffende financiële zekerheden en houdende diverse fiscale bepalingen inzake zakelijke-zekerheidsovereenkomsten en leningen met betrekking tot financiële instrumenten/Loi relative aux sûretés financières et portant des dispositions fiscales diverses en matière de conventions constitutives de sûreté réelle et de prêts portant sur des instruments financiers) dated 15 December 2004, as amended from time to time. “Belgian Guarantor” means a Guarantor incorporated in Belgium. “Belgian Obligor” means an Obligor incorporated in Belgium. “Belgian MAS Law” means Title XVII of Book III of the Belgian Civil Code, as amended by the law of 11 July 2013 amending the Belgian Civil Code in respect of security on movable assets and abolishing various relevant provisions. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BIPT Deregulation” means confirmation from the Belgian Institute for Postal Services and Telecommunications that the Wyre and Fiberklaar broadband network footprints of the wholesale broadband and broadcasting distribution markets addressed by the transaction known between the relevant parties as “Project Lodestar” should be deregulated following their ongoing review of the broadband and broadcasting markets. “BIPT Deregulation Event” means that the Company has notified the Security Agent that BIPT Deregulation will not be obtained and the related condition to the Cooperation has not been and will not be waived (which notification shall be given as soon as reasonably practicable upon Wyre becoming aware of such circumstance). 10 164186300_47 “Blocking Law” means: (a) any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996 protecting against the effects of the extra-territorial application of legislation adopted by a third country and actions based thereon or resulting therefrom (or any law or regulation implementing such Regulation in any member state of the European Union); (b) any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996, as it forms part of domestic law of the United Kingdom by virtue of the EUWA; (c) section 7 of the German Foreign Trade Regulation (Verordnung zur Durchführung des Außenwirtschaftsgesetzes (Außenwirtschaftsverordnung)); or (d) any similar blocking or anti-boycott law, regulation or statute in force from time to time in the EU or in the UK. “Bond Agent” means any Principal Paying Agent, Paying Agent, Agent Bank, Registrar, Transfer Agent and any other agent appointed by any Obligor pursuant to an Agency Agreement in respect of any Bonds. “Bond Trust Deed” means any bond trust deed to be made between, among others, the relevant Issuer and the Bond Trustee, under which Bonds will, on issue, be constituted and any trust deed supplemental thereto or any bond indenture. “Bond Trustee” means, in respect of any Tranche of Bonds, any trustee appointed pursuant to a Bond Trust Deed (or any successor thereof), for and on behalf of the relevant Bondholders, the Receiptholders and the Couponholders. “Bondholders” means the holders from time to time of a Tranche of Bonds. “Bonds” means publicly or privately listed bonds constituting Permitted Additional Debt, excluding any PP Notes. “Budget” means: (a) in relation to the period beginning on the Closing Date and ending on the date on which the first budget is delivered by the Company to the Security Agent and each Secured Creditor Representative pursuant to paragraph 4 (Budget) of part 1 (Information Covenants) of schedule 2 (Covenants) of the Common Terms Agreement, the Base Case Model; and (b) in relation to any other period, any budget delivered by the Company to the Security Agent and each Secured Creditor Representative in respect of that period pursuant to paragraph 4 (Budget) of part 1 (Information Covenants) of schedule 2 (Covenants) of the Common Terms Agreement. “Business Day” means a day (other than a Saturday or Sunday): (a) on which banks are open for general business in London, Luxembourg, Brussels and Amsterdam;

11 164186300_47 (b) if such reference relates to a date for the payment or purchase of any sum denominated in Euro, which is a TARGET Day; (c) in relation to any Authorised Credit Facility, such days (other than a Saturday or a Sunday) as are specified in the relevant Authorised Credit Facility Agreement, provided that when “Business Day” is used in relation to any Hedging Agreement, “Business Day” has the meaning given to it in that Hedging Agreement. “Capex Facility” means: (a) the Initial Capex Facility; and (b) any other facility provided under any other Authorised Credit Facility Agreement for the purpose of funding the Capital Expenditure of the Restricted Group. “Capital Expenditure” means any expenditure which has been incurred or which is expected, planned or projected to be incurred or obligation in respect of expenditure by the Group which, in accordance with the Accounting Principles, is or will be treated as capital expenditure and includes the capital element of any expenditure or obligation incurred in connection with a Finance Lease. “Cash” means, at any time, cash in hand or at bank and (in the latter case) credited to an account in the name of a member of the Restricted Group with an Acceptable Bank and to which a member of the Restricted Group is alone (or together with other members of the Restricted Group) beneficially entitled and for so long as: (a) that cash is repayable on demand or within 30 days of demand; (b) repayment of that cash is not contingent on the prior discharge of any other indebtedness of any member of the Restricted Group or of any other person whatsoever or on the satisfaction of any other condition; (c) there is no Security Interest over that cash except for: (i) Transaction Security; (ii) pursuant to cash-pooling arrangements permitted under the Finance Documents; or (iii) Permitted Security under the terms of the Finance Documents arising over any bank accounts or custody accounts or other clearing bank facilities held with any bank or financial institution under the standard terms and conditions of such bank or financial institution; and (d) the cash is freely and (except as referred to in paragraph (a) above) immediately available to be applied in repayment or prepayment of the Authorised Credit Facilities. “Cash Equivalent Investments” means: 12 164186300_47 (a) certificates of deposit maturing within one year after the relevant date of calculation and issued by an Acceptable Bank; (b) any investment in marketable debt obligations issued or guaranteed by the government of: (i) the United States; (ii) the United Kingdom; or (iii) any member state of the European Economic Area or any Participating Member State which has a credit rating of either A-1 or higher by S&P or F1 or higher by Fitch or P-1 or higher by Moody’s, or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security; (c) commercial paper not convertible or exchangeable to any other security: (i) for which a recognised trading market exists; (ii) issued by an issuer incorporated in: (A) the United States; (B) the United Kingdom; or (C) any member state of the European Economic Area or any Participating Member State which has a credit rating of either A- 1 or higher by S&P or F1 or higher by Fitch or P-1 or higher by Moody’s; (iii) which matures within one year after the relevant date of calculation; and (iv) which has a credit rating of either A-1 or higher by S&P or F1 or higher by Fitch or P-1 or higher by Moody’s, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit-enhanced debt obligations, an equivalent rating; (d) sterling bills of exchange eligible for rediscount at the Bank of England and accepted by an Acceptable Bank (or their dematerialised equivalent); (e) any investment in money market funds which (i) have a credit rating of either AAm or higher by S&P or AAmmf or higher by Fitch or Aa-mf or higher by Moody’s, and (ii) can be turned into cash on not more than 30 days’ notice; or (f) any other debt security approved by the Security Agent, in each case, to which any member of the Restricted Group is alone (or together with other members of the Restricted Group) beneficially entitled at that time and which is not issued or guaranteed by any member of the Restricted Group or subject to any 13 164186300_47 Security Interest (other than a Security Interest arising under the Security Documents or Permitted Security in respect of Borrowings). “Cashflow Repayment Amount” means (without double counting), in respect of a Calculation Date, the aggregate amount of Excess Cashflow generated during the Relevant Period ending on that Calculation Date to be applied in prepayment of Secured Debt pursuant to any scheduled mandatory prepayments or cash sweeps in any Finance Document. “Charged Property” means all of the assets of the Parent, the Obligors and any Holding Company of an Obligor which from time to time are, or are expressed to be, the subject of the Transaction Security. “Clean-Up Default” means an Event of Default other than an Event of Default under any of the following paragraphs: (a) paragraph 1 (Non-payment) of schedule 3 (Events of Default) of the Common Terms Agreement; (b) paragraph 2 (Financial Covenants) of schedule 3 (Events of Default) of the Common Terms Agreement; (c) paragraph 3 (Other obligations) of schedule 3 (Events of Default) of the Common Terms Agreement where such Event of Default relates to any breach of paragraph 5 (Anti-Corruption Law), paragraph 18 (Distributions and Shareholder Loans) and paragraph 26 (Sanctions) of part 3 (General Covenants) of schedule 2 (Covenants) of the Common Terms Agreement; (d) paragraph 4 (Misrepresentation) of schedule 3 (Events of Default) of the Common Terms Agreement where such Event of Default relates to paragraph 18 (Anti-Corruption Law) or paragraph 28 (Sanctions) of schedule 1 (Representations) of the Common Terms Agreement; (e) paragraph 6 (Insolvency), paragraph 7 (Insolvency Proceedings), paragraph 8 (Creditors’ Process), paragraph 9 (Unlawfulness and Invalidity) and paragraph 14 (Repudiation and Rescission of Agreements) of schedule 3 (Events of Default) of the Common Terms Agreement. “Clean-Up Period” means, in respect of any Permitted Acquisition, the period from the closing date of such acquisition to (and including) the date falling 90 days thereafter or on such other date agreed to by the Security Agent (acting on the instructions of the relevant Qualifying Secured Creditors in accordance with the ICA). “Clearing Agreement” means a service contract for the issuance of securities between the issuer of the relevant securities, the agent in respect of such securities and the NBB relating to the clearing of such securities through the NBB-SSS. “Close-Out Netting” means any step involved in determining an Early Termination Amount under section 6(e) (Payments on Early Termination) of the ISDA Master Agreement. “Closing Date” means the date on which Secured Debt is first utilised or issued. 14 164186300_47 “Closing Date Security Document” means each of the following Security Documents (in each case, in form and substance satisfactory to the Security Agent, acting reasonably, provided that the form and substance will be satisfactory to the Security Agent if it is the same form as is agreed before the Signing Date (with such administrative details completed as required)): (a) limited recourse Belgian law governed pledge agreement granted by the Original Parent over the shares it holds in Wyre and any receivables owing to it from Wyre; and (b) a Belgian law governed omnibus pledge agreement granted by each Original Obligor over: (i) all of the shares it holds in other Belgian Obligors; (ii) (in the case of Wyre) all of its bank accounts or (in the case of each other Original Obligor) all of its Material Bank Accounts; (iii) (in the case of Wyre) receivables arising under or in connection with any Wholesale Agreements to which it is a party; (iv) structural intercompany receivables owed to it by any member of the Restricted Group; (v) (in the case of the Company) its rights in respect of the Hedging Agreements; and (vi) its business. “Code” means the US Internal Revenue Code of 1986 and the regulations promulgated and rulings issued thereunder. “Commitment” (a) in relation to any Authorised Credit Facility (other than PP Notes or Bonds), has the meaning given to the term “Commitment” in the relevant Authorised Credit Facility Agreement; and (b) in relation to any PP Notes or Bonds, means the aggregate principal amount of such PP Notes or Bonds committed to be purchased under any PP Note Purchase Agreement or subscription agreement or other purchase agreement relating to Bonds. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § I et seq.) (as amended from time to time) and any successor statute. “Common Documents” means the Security Documents, the Common Terms Agreement, the Master Definitions Agreement, the ICA and each deed of accession thereto, together with any deed supplemental to the ICA.

15 164186300_47 “Common Terms Agreement” or “CTA” means the common terms agreement dated on or about the date of this Agreement between, among others, the Security Agent, the Company and the Secured Creditors. “Company Affiliate” means each of the Affiliates of Wyre, any trust of which Wyre or any of its Affiliates is a trustee, any partnership of which Wyre or any of its Affiliates is a partner and any trust, fund, partnership or other person which is managed by, or is under the control of, Wyre or any of its Affiliates other than any trust, fund, partnership or other person that issues any notes, bonds or other securities for the purpose of on- lending the proceeds of such issuance to a member of the Group. “Competitive Sales Process” means: (a) any auction or other competitive sales process conducted with the advice of a Financial Adviser appointed by, or approved by, the Security Agent pursuant to paragraph (e) of clause 23.5 (Distressed Disposals) of the ICA; and (b) any enforcement of the Transaction Security carried out by way of auction or other competitive sales process pursuant to requirements of applicable law. “Compliance Certificate” means a certificate in which the Company periodically provides certain financial information and statements to the Security Agent as required by the Common Terms Agreement and substantially in the form of schedule 4 (Form of Compliance Certificate) of the Common Terms Agreement. “Concession Contract” means: (a) concession agreement between Wyre and AIESH covering the following municipalities: Commune d’Erquelinnes, Commune de Beaumont, Commune de Chimay, Commune de Couvin, Commune de Momignies, Commune de Sivry-Rance and Commune de Froidchapelle; and (b) any additional concession agreements designated as such in writing from time to time by the Company to the Security Agent. “Conditions” means the terms and conditions of any Bonds and “Condition” means any individual term or condition. “Confidential Information” means all information relating to the Parent, any member of the Group or Wider Group and the Finance Documents of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents from either: (a) the Parent, any member of the Group or Wider Group or any of their respective advisers; or (b) another Finance Party, if the information was obtained by that Finance Party directly or indirectly from the Parent, any member of the Group or Wider Group or any of their respective advisers, 16 164186300_47 in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that: (i) is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of clause 18 (Disclosure of Information) of the Common Terms Agreement; (ii) is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or (iii) is known by that Finance Party before the date the information is disclosed to it in accordance with paragraph (i) or (ii) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Parent, the Group or the Wider Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality. “Confidentiality Undertaking” means a confidentiality undertaking substantially in the then-current recommended form of the LMA or in any other form agreed between the Company and the Security Agent and in each case capable of being relied upon by the Company. “Cooperation” means a proposed cooperation arrangement between Fiberklaar BV (“Fiberklaar”) and Wyre, together with their respective parent companies Proximus NV (“Proximus”) and Telenet BV to (i) deploy fiber infrastructure in the respective medium-dense areas allocated to Fiberklaar and Wyre in Flanders; (ii) allow reciprocal wholesale access to each other’s infrastructure in those areas; and (iii) grant Proximus wholesale access to Wyre’s HFC network in rural areas. “Coupon” means an interest coupon appertaining to a Bearer Definitive Bond (other than a Zero Coupon Bond), such coupon being: (a) if appertaining to a Fixed Rate Bond, a Floating Rate Bond or an Index-Linked Bond, in the form or substantially in the form set out in the Bond Trust Deed or as agreed between the Company, the Principal Paying Agent, the Bond Trustee and the Relevant Dealer(s); or (b) if appertaining to a Bearer Definitive Bond which is neither a Fixed Rate Bond nor a Floating Rate Bond nor an Index-Linked Bond, in such form as may be required in any jurisdiction in which a particular Tranche of Bonds may be issued or sold from time to time or as otherwise agreed between the Company, the Principal Paying Agent, the Bond Trustee and the Relevant Dealer(s), and includes, where applicable, the Talon(s) appertaining thereto and any replacements for Coupons and Talons issued pursuant to the Conditions. “Couponholder” means several persons who are, for the time being, holders of the Coupons and includes, where applicable, the Talonholders. 17 164186300_47 “Credit-Related Close-Out” means a Permitted Hedge Termination under sub- paragraphs (a), (c) or (e) of paragraph 4.2 (Principles Relating to Hedging Agreements) of schedule 5 (Hedging Policy) to the Common Terms Agreement. “DBRS” means DBRS Morningstar and any successor to the rating agency business of DBRS Morningstar. “Dealer” means any entity which the Company may appoint as a dealer in respect of any Bonds or Tranche of Bonds and notice of whose appointment has been given to the Principal Paying Agent and the Bond Trustee of such Bonds by the Company in accordance with the provisions of the relevant Dealership Agreement but excluding any entity whose appointment has been terminated in accordance with the provisions of the relevant Dealership Agreement and notice of such termination has been given to the Principal Paying Agent and the Bond Trustee of such Bonds by the Company in accordance with the provisions of the Dealership Agreement and references to a “Relevant Dealer” or the “Relevant Dealer(s)” means, in relation to any Tranche of Bonds, the Dealer or Dealers with whom the Company has agreed the issue of the Bonds of such Tranche. “Dealership Agreement” means the agreement to be made between certain Obligors and the Dealers named therein (or deemed named therein) concerning the purchase of Bonds to be issued pursuant to the Programme together with any agreement for the time being in force amending, replacing, novating or modifying such agreement and any accession letters and/or agreements supplemental thereto. “Debt Service Reserve Account” means an interest-bearing account: (a) held by the Company with an institution meeting the DSR Facility Criteria; (b) identified in writing between the Company and the Security Agent as a Debt Service Reserve Account; and (c) subject to a Security Interest in favour of the Security Agent which Security Interest is in form and substance satisfactory to the Security Agent (acting reasonably). “Decision Period” has the meaning given to it in paragraph (e) of clause 15.2 (Minimum requirements of an ICA Proposal) of the ICA. “Declared Default” has the meaning given to it in paragraph (b) of paragraph 3.1 (Terms of Security Documents) of schedule 6 (Agreed Security Principles) in the Common Terms Agreement. “Declining Relevant Debt” has the meaning given to it in paragraph (b)(ii) of schedule 7 (Pro Rata Prepayment Mechanic) to the CTA. “Default” means an Event of Default or any event or circumstance which would be (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) an Event of Default. 18 164186300_47 “Delegate” means any delegate, agent, attorney, co-trustee or co-security agent appointed by the Security Agent. “Designated Gross Amount” means the amount notified to the relevant Facility Agent upon the establishment of a Multi-account Overdraft as being the maximum amount of Gross Outstandings that will, at any time, be outstanding under that Multi-account Overdraft. “Designated Net Amount” means the amount notified to the relevant Facility Agent upon the establishment of a Multi-account Overdraft as being the maximum amount of Net Outstandings that will, at any time, be outstanding under that Multi-account Overdraft. “Designated Website” has the meaning given to it in paragraph (b)(i) of paragraph 10 (Use of websites) in part 1 (Information Covenants) of schedule 2 (Covenants) in the Common Terms Agreement. “Determination Dissenting Creditors” has the meaning given to it in paragraph (b) of clause 15.4 (Determination of voting category) of the ICA. “Determination Dissenting Notice” has the meaning given to it in paragraph (b) of clause 15.4 (Determination of voting category) of the ICA. “Direction Notice” has the meaning given to it in paragraph (a) of clause 26.1 (Direction Notice) of the ICA. “Discretion Matter” means a matter in which the Security Agent may exercise its discretion to approve any request made in an ICA Proposal subject to and in accordance with clause 16.1 (General discretion to modify, consent or waive in respect of Discretion Matters) of the ICA without any requirement to seek the approval of any Secured Creditor or Secured Creditor Representative. “Disposal” means a sale, lease, licence, transfer, loan or other disposal by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions). “Disposal Proceeds” means the cash consideration received by a member of the Restricted Group for any Disposal made by any member of the Restricted Group except for Excluded Disposal Proceeds and after deducting: (a) any reasonable fees, costs and expenses (which includes, without limitation, legal fees, agents’ commission, auditors’ fees, out-of-pocket redundancy costs, out-of-pocket closure costs, out-of-pocket restructuring costs and out-of-pocket reorganisation costs in each case attributable to the relevant disposal) (including any amounts in respect of VAT thereon to the extent irrecoverable) which are incurred by any member of the Restricted Group with respect to that Disposal to persons who are not members of the Restricted Group; (b) any Tax incurred or required to be paid or any provision or reservation for future payments of Tax required to be made, by the seller (or any other member of the Restricted Group) in connection with that Disposal (as reasonably determined by the seller, on the basis of existing rates and taking account of any available

19 164186300_47 credit, deduction or allowance) or which would have been incurred or required to be paid or provision or reservation for future payments of Tax made but for any Tax Credit (as defined in the relevant Authorised Credit Facility) but only to the extent that such Tax Credit (as defined in the relevant Authorised Credit Facility) appears as an asset in, or is taken into account as an asset in the preparation of, the financial statements delivered pursuant to part 1 (Information Covenants) of schedule 2 (Covenants) of the Common Terms Agreement; (c) until such time as it is received in cash by the relevant member of the Restricted Group, deferred consideration in respect of the relevant Disposal; and (d) amounts to be repaid to the entity disposed of in respect of intra-group indebtedness and any debt secured on the assets disposed of and which is to be prepaid out of those proceeds. “Disposed Entity” has the meaning given to it in paragraph (a)(iv) of clause 22.5 (Distressed Disposals) of the ICA. “Dispute” has the meaning given to that term in paragraph (a) of clause 24.1 (Jurisdiction of English Courts) of the Common Terms Agreement. “Disruption Event” means either or both of: (a) a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Finance Documents (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or (b) the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party: (i) from performing its payment obligations under the Finance Documents; or (ii) from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted. “Dissenting Creditors” has the meaning given to it in paragraph (d) of clause 14.4 (Determination of Voting Category) of the ICA. “Distressed Disposal” means a disposal of an asset of a member of the Restricted Group or the Parent which is being effected: (a) pursuant to instruction in accordance with the ICA in circumstances where the Transaction Security has become enforceable; or 20 164186300_47 (b) by enforcement of the Transaction Security. “Distribution Receipts” means, in respect of any Relevant Period: (a) the amount of any dividends or other profit distributions: (i) in the case of any Relevant Investment that is acquired from any third party during such Relevant Period, made by such Relevant Investment to its investors or shareholders (as applicable) during that Relevant Period; (ii) in the case of any other Relevant Investment, received by the relevant member of the Restricted Group in relation to that Relevant Investment during that Relevant Period, in each case, without double counting; or (b) repayment of any loan (including, without limitation, any interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments) received in cash by any member of the Restricted Group during that Relevant Period from any person which is not a member of the Restricted Group, provided that, in each case, in respect of any Ring-Fenced Subsidiary, the amount of any such dividend or other profit distribution or repayment of loans taken into account shall be net of any Permitted Ring-Fenced Subsidiary Payments paid to such Ring- Fenced Subsidiary. “Dodd-Frank” means The Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub.L.111203, H.R. 4173). “DSR Facility” means: (a) the Initial DSR Facility; and (b) any other facility made available under an Authorised Credit Facility Agreement the purpose of which is to fund any shortfalls in Debt Service. “DSR Facility Criteria” means, in respect of a bank or financial institution, that its long-term unsecured credit rating is equal to or higher than BBB- (or its equivalent) from Fitch, Moody’s or S&P. “DSR Required Amount” means an amount in aggregate equal to not less than the projected interest, commitment and scheduled principal payments under the Term Debt and net payments (other than payments on any break or final or termination payments) under the Hedging Agreements in respect of Treasury Transactions for the purposes of hedging interest rate risk in relation to floating rate interest payments and exchange rate risk with respect to Term Debt, in each case for the following 12 months (calculated on a rolling basis on each Calculation Date by the Company in good faith). “Early Termination Amount” has the meaning given to that term in the ISDA Master Agreement. 21 164186300_47 “Early Termination Date” means a termination date in respect of Hedging Transactions determined in accordance with the relevant Hedging Agreement. “EBITDA” means earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA). “Enforcement Action” means: (a) in relation to any Liabilities: (i) the acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable but, in each case, (other than as a result of it becoming unlawful for the relevant Secured Creditor to perform its obligations under, or of any voluntary or mandatory prepayment or redemption or Permitted Hedge Termination which is not a Credit-Related Close-Out arising under, the relevant Finance Documents) following the expiry of any grace period applicable to that payment obligation or demanding payment under a Guarantee; (ii) the making of any declaration that any Liabilities which were not previously payable on demand have become payable on demand (other than a demand made by a Subordinated Intragroup Creditor in relation to any Guarantee Liabilities to the extent that any resulting payment would be permitted under the Finance Documents); (iii) the making of a demand in relation to a Liability that is payable on demand other than where such payment would constitute a Permitted Payment or where such demand is made by a member of the Restricted Group against another member of the Restricted Group; (iv) the making of any demand against any member of the Restricted Group in relation to any Guarantee Liabilities of that member of the Restricted Group (other than a demand made by a Subordinated Intragroup Creditor in relation to any Guarantee Liabilities to the extent that any resulting payment would be permitted under the Finance Documents); (v) the exercise of any right of set-off, account combination or payment netting against any member of the Restricted Group or the Parent in respect of any Liabilities other than the exercise of any such right: (A) in the form of or in connection with the roll-over of any loan made under any revolving Authorised Credit Facility if and to the extent the net amount of the relevant Liabilities is not reduced as a result thereof; (B) as Close-Out Netting by a Hedge Counterparty or by a Hedging Ancillary Lender; (C) as Payment Netting by a Hedge Counterparty or by a Hedging Ancillary Lender; (D) as Inter-Hedging Agreement Netting by a Hedge Counterparty; 22 164186300_47 (E) as Inter-Hedging Ancillary Document Netting by a Hedging Ancillary Lender; (F) in respect of any Subordinated Intragroup Liabilities prior to the delivery of an Acceleration Notice in accordance with the terms of the ICA; or (G) which is otherwise not prohibited under the Finance Documents to the extent that the exercise of that right gives effect to, or results in a discharge that would otherwise constitute, a Permitted Payment; and (vi) the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Restricted Group or the Parent to recover any Liabilities; (b) the premature termination or close-out of any Hedging Transaction under any Hedging Agreement (other than a Permitted Hedge Termination which is not a Credit-Related Close-Out); (c) the taking of any steps to enforce or require the enforcement of any Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security); (d) the entering into of any general composition, compromise, assignment or arrangement with any member of the Restricted Group or the Parent which owes any Liabilities, or has given any Security Interest, guarantee or indemnity or other assurance against loss in respect of the Liabilities; or (e) the petitioning, applying or voting for, or the taking of any formal steps (including the appointment of any liquidator, receiver, administrator or similar officer) in relation to, the winding up, dissolution, administration or reorganisation of any member of the Restricted Group or the Parent which owes any Liabilities, or has given any Security Interest, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such member of the Restricted Group’s or the Parent’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Restricted Group or the Parent, or any analogous procedure or step in any jurisdiction, except that the following will not constitute Enforcement Action: (i) the taking of any action falling within paragraph (a)(vi) or (e) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods; and (ii) a Secured Creditor bringing legal proceedings against any person solely for the purpose of:

23 164186300_47 (A) obtaining injunctive relief (or any analogous remedy outside England and Wales) to restrain any actual or putative breach of any Finance Document to which it is party; (B) obtaining specific performance (other than specific performance of an obligation to make a payment) with no claim for damages; or (C) requesting judicial interpretation of any provision of any Finance Document to which it is party with no claim for damages. “Enforcement Period” means any period from and including the termination of a Standstill (other than pursuant to a Standstill Remedy) to and excluding the earlier of the date on which the Secured Obligations have been discharged in full and the date on which the Security Agent, acting in accordance with the instructions of the relevant Secured Creditors pursuant to the ICA, notifies the Company that the Enforcement Period has ended. “Entrenched Right Dissenting Creditor” has the meaning given to it in paragraph (c) of clause 14.4 (Determination of Voting Category) of the ICA. “Entrenched Right Dissenting Notice” has the same meaning given to it in paragraph (c) of clause 14.4 (Determination of Voting Category) of the ICA. “Entrenched Rights” means Secured Creditor Entrenched Rights, Financial Guarantor Entrenched Rights or Hedge Counterparty Entrenched Rights. “Environment” means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media: (a) air (including, without limitation, air within natural or man-made structures, whether above or below ground); (b) water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and (c) land (including, without limitation, land under water). “Environmental Claim” means any claim, proceeding, formal notice or investigation by any person in respect of any Environmental Law. “Environmental Law” means any applicable law or regulation which relates to: (a) the pollution or protection of the Environment; (b) the conditions of the workplace; or (c) the generation, handling, storage, use, release or spillage of any substance which, alone or in combination with any other, is capable of causing harm to the Environment, including, without limitation, any waste. 24 164186300_47 “Environmental Permits” means any permit and other Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by any member of the Group. “Equity Cure Amount” has the meaning given to it in paragraph 16(a) (Equity cure right) of schedule 3 (Events of Default) of the Common Terms Agreement. “Equity Cure Exercise Period” has the meaning given to it in paragraph 16(b) (Equity cure right) of schedule 3 (Events of Default) of the Common Terms Agreement. “Equity Cure Right” has the meaning given to it in paragraph 16(a) (Equity cure right) of schedule 3 (Events of Default) of the Common Terms Agreement. “Equivalent Amount” means the amount in question expressed in terms of the Base Currency, calculated on the basis of the Exchange Rate. “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder by the United States Department of Labor, as from time to time in effect. “ERISA Affiliate” means any person (as defined in Section 3(9) of ERISA) that is under common control with the Obligor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “EURIBOR” means, except to the extent otherwise provided in any Authorised Credit Facility Agreement, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period published by the European Money Markets Institute (or any other person which takes over the publication of that rate). “European Market Infrastructure Regulation” or “EMIR” means Regulation (EU) 648/2012. “EUWA” means the European Union (Withdrawal) Act 2018, as amended. “Event of Default” means any event or circumstance specified as such in schedule 3 (Events of Default) of the Common Terms Agreement. “Exceptional Items” means any exceptional, one off, non-recurring or extraordinary items including those arising on: (a) the restructuring of the activities of an entity and reversals of any provisions for the cost of restructuring; (b) disposals, revaluations, write downs or impairment of non-current assets or any reversal of any write down or impairment; (c) disposals of assets associated with discontinued operations; (d) costs linked to natural disasters or events outside management control; 25 164186300_47 (e) one-off tax charges; (f) litigation settlements; and (g) the purchase by a member of the Restricted Group at less than par value of any loans made to any member of the Group or any securities issued by a member of the Restricted Group. “Excess Cashflow” means, for any period for which it is being calculated, Cashflow for that period less (except to the extent already deducted in calculating Cashflow and so that no amount can be deducted more than once): (a) Net Finance Charges for that period; (b) the amount of all scheduled mandatory repayments of principal in respect of Borrowings falling due for that period (but excluding any amounts falling due under any overdraft or revolving facility which were or are projected to be available for simultaneous redrawing according to the terms of such facility); (c) the amount of any voluntary prepayment made under the Finance Documents during that period; (d) to the extent included within Cashflow, the amount of any New Shareholder Injections made during that period; and (e) to the extent included in Cashflow, Disposal Proceeds or Insurance Proceeds (in each case to the extent they are required to be applied in prepayment of the Secured Debt or reinvested). “Excess Cashflow Lock-Up Amount” has the meaning given to that term in paragraph (c) of clause 6 (Lock-Up Events) of the Common Terms Agreement. “Exchange Rate” means the spot rate at which the Non-Base Currency is converted to the Base Currency as quoted by the Security Agent as at 11.00am: (a) for the purposes of clauses 14.7 (ICA Voting Request) or 25.2 (Quorum and Voting Requirements in respect of a Direction Notice) of the ICA, on the date that the ICA Voting Request or Direction Notice (as the case may be) is dated; and (b) in any other case, on the date as of which calculation of the Equivalent Amount of the Outstanding Principal Amount is required or on the date of the relevant payment (as applicable). “Excluded Disposal Proceeds” means: (a) any consideration for any Disposal which is not otherwise excluded under paragraphs (c) or (d) below which is applied in the purchase of assets to be used in the Permitted Business of the Group, towards financing Permitted Acquisitions, towards financing Capital Expenditure or any expenditure in connection with any restructuring of the Group or any business or assets of any member of the Group in connection with such Disposal within 12 months after 26 164186300_47 receipt or, if contractually committed to be used within 12 months, are actually used within 18 months of receipt, or such longer period as the Security Agent (acting on the instructions of the relevant Qualifying Secured Creditors in accordance with the ICA) may agree; (b) any consideration for any Disposal which is not otherwise excluded under paragraphs (c) or (d) below which is applied to satisfy (or reimburse a member of the Group which has discharged) any liability, charge (incurred on an arm’s- length basis) or claim upon a member of the Group incurred in connection with such Disposal by a person which is not a member of the Group within 12 months after receipt of it or, if contractually committed to be applied towards such liability, charge or claim within 12 months, are actually applied towards that purpose within 18 months of receipt, or such longer period as the Security Agent (acting on the instructions of the relevant Qualifying Secured Creditors in accordance with the ICA) may agree; (c) any consideration for any Disposal which (when aggregated with any other consideration received for any Disposal in the same Financial Year) does not exceed the greater of (x) EUR 30,000,000 and (y) 0.50% of Total Assets in aggregate in any Financial Year; and (d) any consideration for any Disposal received in kind or by way of non-cash consideration. “Excluded Insurance Proceeds” means any proceeds of an insurance claim which are: (a) to be applied to meet a third party claim; (b) to be applied to cover business interruption, loss of profit and/or operating losses in respect of which the relevant insurance claim was made; (c) to be applied in the replacement, reinstatement and/or repair of the assets or otherwise in amelioration of the loss in respect of which the relevant insurance claim was made; or (d) equal to or less than the greater of (x) EUR 10,000,000 and (y) 0.25% of Total Assets or its equivalent in any currency in respect of all insurance claims in each Financial Year, in each case (excluding paragraph (d) above) as soon as reasonably practicable after receipt or committed to be applied within 12 months of receipt or such longer period as the Security Agent may agree and actually applied as soon as possible but in any event within 18 months or such longer period as the Security Agent may agree after being so committed. “Exclusion Notice” means, in connection with any amendment, waiver, determination or direction under the ICA (including a decision to accelerate) relating to any part of the Sanctions Provisions, a notice from a Restricted Finance Party to the Security Agent that it may not take the benefit of the relevant Sanctions Provisions. “Excluded Swap Obligation” has the meaning given to such term in the ICA.

27 164186300_47 “Existing Financial Indebtedness” means: (a) any Financial Indebtedness arising under the loan agreement made between Fluvius System Operator CV as lender and Wyre as the borrower, originally dated 1 July 2023 (as amended from time to time); and (b) any Financial Indebtedness owed by Wyre to Telenet International Finance S.à.r.l. as documented under the loan agreement dated 1 July 2023 as amended from time to time. “Extraordinary ICA Resolution” has the meaning given thereto in paragraph (a) of clause 17.3 (Requisite majority in respect of an Extraordinary Voting Matter) of the ICA. “Extraordinary Voting Matters” are matters which: (a) would change (i) material definitions which relate to the key structural principles on which the voting mechanics of the Extraordinary Voting Matters have been founded, or (ii) any of the matters constituting Extraordinary Voting Matters; (b) would change any Event of Default in relation to non-payment, the making of Restricted Payments or Financial Ratios or any Lock-Up Event; (c) relate to the waiver of any Event of Default in relation to non-payment, Financial Ratios or the making of Restricted Payments or any Lock-Up Event; (d) would materially change or have the effect of materially changing the definition of “Permitted Business”; (e) would change or have the effect of changing the provisions relating to or relate to the waiver of the Permitted Additional Debt tests set out in the definition of “Permitted Additional Debt” in this Agreement; (f) would release any of the Transaction Security (unless equivalent replacement security is taken at the same time (ignoring for this purpose the re-starting of any hardening period)) unless such release is expressly permitted in accordance with the Common Documents; (g) relate to a release of any guarantee or to the nature or scope of the guarantee and indemnity granted under clause 8 (Guarantee and Indemnity) of the ICA (other than pursuant to a Permitted Disposal, a Permitted Transaction (except pursuant to paragraph (k) of the definition thereof) or otherwise in accordance with the Finance Documents); (h) relate to the nature or scope of the Charged Property; or (i) relate to the resignation of an Obligor, other than in the case of a disposal of any such Obligor pursuant to a Permitted Disposal or Permitted Transaction (except pursuant to paragraph (k) of the definition thereof) or otherwise in accordance with the Finance Documents; 28 164186300_47 “Facility Agent” means: (a) the Bank Facilities Agent; and/or (b) the facility agent(s) appointed under any Authorised Credit Facility Agreement. “Fairness Opinion” means, in respect of a Distressed Disposal, an opinion that the proceeds received or recovered in connection with that Distressed Disposal are fair from a financial point of view taking into account all relevant circumstances, including, without limitation, the method of enforcement or disposal. “FATCA” means: (a) sections 1471 to 1474 of the Code or any associated regulations; (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or (c) any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction. “FATCA Deduction” means a deduction or withholding from a payment under a Finance Document (other than a Hedging Agreement) required by FATCA. “FG Event of Default” means in relation to any Financial Guarantor, such events as are specified in that Financial Guarantor’s Reimbursement and Indemnity Deed and, in relation to Wrapped Bonds, set out in the relevant pricing supplement. “Final Maturity Date” means in relation to any Authorised Credit Facility, the date on which all financial accommodation made available under that Authorised Credit Facility is expressed to be repayable in full (without any further obligation of the relevant Authorised Credit Facility Provider to continue to make available such financial accommodation). “Final Terms” means the final terms issued in relation to each Tranche of Bonds as a supplement to the Conditions and giving details of the Tranche. “Finance Document” means: (a) the Bank Facilities Agreement; (b) the Security Documents; (c) the Common Terms Agreement and each Accession Memorandum thereto, together with any deed supplemental to the Common Terms Agreement; (d) this Agreement and each Accession Memorandum thereto, together with any deed supplemental to this Agreement; 29 164186300_47 (e) the ICA and each Accession Memorandum thereto, together with any deed supplemental to the ICA and referred to in the ICA as a “Supplemental Deed”; (f) any PP Notes which constitute Permitted Additional Debt; (g) any PP Note Purchase Agreement, the Financial Indebtedness under which constitutes Permitted Additional Debt; (h) any Bonds (including any applicable Coupons and Final Terms) which constitute Permitted Additional Debt; (i) any Bond Trust Deed (including the Conditions); (j) any Agency Agreement; (k) any Financial Guarantee Document; (l) any other Authorised Credit Facility Agreement, the Financial Indebtedness under which constitutes Permitted Additional Debt; (m) any Compliance Certificate; (n) each agreement or other instrument between at least one Obligor and an Additional Secured Creditor designated as a Finance Document by at least one Obligor, the Security Agent and such Additional Secured Creditor in the Accession Memorandum for such Additional Secured Creditor constituting Permitted Additional Debt; (o) any amendment and/or restatement agreement relating to any of the above documents; and (p) any Hedging Agreement for the purposes of the following provisions only: (i) the provisions of this Agreement; (ii) the provisions of each Security Document; (iii) clauses 1.4 (Finance Document definitions), 1.7 (Personal Liability), 1.8 (No Recourse), 2 (ICA), 9.2 (Consequences of an Event of Default and delivery of an Acceleration Notice), 14.3 (Enforcement Costs), 15 (Avoidance of Double Counting) and 17.2 (Waivers and remedies cumulative) of the Common Terms Agreement; (iv) schedule 6 (Agreed Security Principles) of the Common Terms Agreement; and (v) clauses 1 (Definitions and Interpretation), 2.1 (Accession of Additional Secured Creditor), 7 (Consent to the Finance Documents), 8.1 (Undertakings of Secured Creditors), 9 (Guarantee and Indemnity), 10 (The Security), 11 (Trust for Secured Creditors), 14 (Tranching of Qualifying Senior Debt and determination of Voting Qualifying Debt), 20.1 (Reserved Matters), 22 (Standstill), 25 (Priority of Payments), 26 30 164186300_47 (Request for Direction), 27 (Activities of the Security Agent), 36 (Defences), 43 (Winding Up of Trust), 44 (Contractual Recognition of Bail-In), 45 (QFC Credit Support), 47 (Corporate Obligations) and 48 (Limitation) of the ICA. “Finance Party” means: (a) each of the Bank Facilities Finance Parties under and as defined in the Bank Facilities Agreement; (b) each “finance party” or equivalent under and as defined in any Authorised Credit Facility Agreement; (c) for the purposes of the following provisions only, each Hedge Counterparty: (i) the provisions of this Agreement; (ii) clauses 1.7 (Personal Liability), 1.8 (No Recourse), 2 (ICA), 9.2 (Consequences of an Event of Default and delivery of an Acceleration Notice), 11 (The Administrative Parties), 14.3 (Enforcement Costs), 15 (Avoidance of Double Counting) and 17.2 (Waivers and remedies cumulative) of the Common Terms Agreement, (iii) schedule 6 (Agreed Security Principles) of the Common Terms Agreement; and (iv) clauses 9 (Guarantee and Indemnity), 10 (The Security), 11 (Trust for Secured Creditors), 14 (Tranching of Qualifying Senior Debt and determination of Voting Qualifying Debt), 20.1 (Reserved Matters), 22 (Standstill), 25 (Priority of Payments), 26 (Request for Direction), 27 (Activities of the Security Agent), 36 (Defences), 43 (Winding Up of Trust), 44 (Contractual Recognition of Bail-In), 45 (QFC Credit Support), 47 (Corporate Obligations) and 48 (Limitation) of the ICA. “Financial Adviser” means any: (a) independent internationally recognised investment bank; (b) independent internationally recognised accountancy firm; or (c) other independent internationally recognised professional services firm which is regularly engaged in providing valuations of businesses or financial assets or, where applicable, advising on Competitive Sales Processes. “Financial Guarantee” means any financial guarantee issued by a Financial Guarantor in respect of any series of Wrapped PP Notes or Wrapped Bonds. “Financial Guarantee Document” means any Financial Guarantee, any Reimbursement and Indemnity Deed and any Financial Guarantee Fee Letter. “Financial Guarantee Fee Letter” means any letter or other agreement between a Financial Guarantor and the Company setting the terms on which fees are payable in

31 164186300_47 relation to one or more Financial Guarantees issued or to be issued by that Financial Guarantor. “Financial Guarantor” means any person, including Assured Guaranty, which provides a Financial Guarantee. “Financial Guarantor Entrenched Rights” means, in relation to a Financial Guarantor, matters which: (a) would have the effect of changing or would relate to or result in the cancellation of any provision of any Financial Guarantee issued by the relevant Financial Guarantor or any Reimbursement and Indemnity Deed (or equivalent document) with the relevant Financial Guarantor; (b) in the opinion of the relevant Financial Guarantor, would increase or would adversely modify the relevant Financial Guarantor’s obligations or liabilities under the relevant Financial Guarantee or any Reimbursement and Indemnity Deed (or equivalent document) or in connection with the relevant Financial Guarantee or any Reimbursement and Indemnity Deed (or equivalent document); (c) would have the effect of changing or would relate to any provision in any Finance Document expressly requiring the consent or direction of the Financial Guarantor; or (d) would change or would have the effect of changing this definition or its use (including changing any defined term embedded in this definition). “Financial Half Year” means each period commencing on the day after the Financial Half Year Date and ending on the next Accounting Reference Date and each period commencing on the day after the next Accounting Reference Date and ending on the next Financial Half Year Date. “Financial Half Year Date” means 30 June, unless the Accounting Reference Date is modified in accordance with the terms of the Common Terms Agreement in which case it will be the date in each year which falls 6 months before the Accounting Reference Date. “Financial Indebtedness” means any indebtedness for or in respect of: (a) moneys borrowed and debit balances at banks or other financial institutions; (b) any acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent); (c) any note purchase facility or the issue of bonds (but not Trade Instruments), notes, debentures, loan stock, commercial paper or any similar instrument; (d) receivables sold or discounted (other than any receivables to the extent that they are sold on a non-recourse basis); 32 164186300_47 (e) (for the purposes of paragraph 5 (Cross-default) of Schedule 3 (Events of Default) of the Common Terms Agreement only) any Treasury Transaction (and, when calculating the value of that Treasury Transaction, only the net marked to market value (or, if any actual amount is due as a result of the termination or close-out of that Treasury Transaction, the net value of that amount) shall be taken into account); (f) any counter indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution (but not, in any case, Trade Instruments) in respect of an underlying liability of an entity which is not a member of the Restricted Group which liability would fall within one of the other paragraphs of this definition; (g) any amount raised by the issue of shares which are redeemable (other than at the option of the issuer) before the date on which all Secured Obligations are discharged or are otherwise classified as borrowings under the Accounting Principles; (h) any amount of any liability under an advance or deferred purchase agreement if the primary reason for entering into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question; (i) any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or sale and leaseback agreement) not referred to in any other paragraph of this definition, having the commercial effect of a borrowing or otherwise and classified as borrowings under the Accounting Principles; and (j) without double counting the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above, but in each case without double counting and excluding (i) any pension liabilities, (ii) any Lease Obligations and (iii) any deferred payments or liabilities under an IRU Contract. “Financial Statements” means the Annual Financial Statements or the Semi-Annual Financial Statements. “Financial Year” means the annual accounting period of the Restricted Group ending on the Accounting Reference Date in each year. “Fitch” means Fitch Ratings Ltd. and any successor to the rating agency business of Fitch Ratings Ltd. “Fixed Rate Bond” means a Bond on which interest is calculated at a fixed rate payable in arrears on a fixed date or fixed dates in each year and on redemption or on such other dates as may be agreed between the Company and the Relevant Dealer(s) (as indicated in the applicable Final Terms). “Floating Rate Bond” means a Bond on which interest is calculated at a floating rate payable in arrears in respect of such period or on such date(s) as may be agreed between the Company and the Relevant Dealer(s) (as indicated in the applicable Final Terms). 33 164186300_47 “FSMA” means the Financial Services and Markets Act 2000. “Gross Outstandings” means, in relation to a Multi-account Overdraft, the Ancillary Outstandings of that Multi-account Overdraft but calculated on the basis that the words “(net of any Available Credit Balance)” in paragraph (a) of the definition of “Ancillary Outstandings” were deleted. “Group” means Wyre and each of its Subsidiaries from time to time. “Group Structure Chart” means the group structure chart identified by the Company as reflecting the group structure as at the Closing Date and delivered as a condition precedent pursuant to clause 4.1 (Initial conditions precedent) of the Bank Facilities Agreement. “Guarantee” means, in relation to each Guarantor, the guarantee of such Guarantor given by it under the terms of the ICA. “Guarantee Facility” means any guarantee facility which is an Authorised Credit Facility. “Guarantee Facility Provider” means any provider of any Guarantee Facility. “Guarantee Liabilities” means, in relation to a member of the Restricted Group, the liabilities and obligations under the Finance Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Secured Creditor or a Obligor as or as a result of its being a guarantor or surety (including, without limitation, liabilities and obligations arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Finance Documents). “Guarantor” means an Original Guarantor or an Additional Obligor. “Guarantor Coverage Test” means the covenant set out in paragraph 28 (Guarantors) of part 3 (General Covenants) of schedule 2 (Covenants) to the Common Terms Agreement. “Hedge Counterparty” means a person which is or has become a Party to the ICA, the Common Terms Agreement and this Agreement as a Hedge Counterparty pursuant to clause 2.1 (Accession of Additional Secured Creditor) of the ICA, which has not ceased to be a Hedge Counterparty in accordance with the ICA. “Hedge Counterparty Entrenched Rights” means matters which: (a) would change or would have the effect of changing: (i) any of the following definitions or their use: “Qualifying Secured Creditors”, “Qualifying Senior Debt”, “ICA Proposal”, “Discretion Matter”, “Ordinary Voting Matter”, “Secured Debt”, “Extraordinary Voting Matter”, “Voted Qualifying Debt”, “Reserved Matter”, “Secured Obligations”, “Close-Out Netting”, “Payment Netting”, “Hedge Counterparty”, “Hedge Counterparty Entrenched Rights”, “Hedging Agreement”, “Hedging Liabilities”, “Hedging Policy”, “Hedging Transaction”, “ISDA Master Agreement”, “Offsetting Transaction” or “Treasury Transaction”; (ii) the Decision Period, Quorum Requirement or 34 164186300_47 voting majority required in respect of any Ordinary Voting Matter, Extraordinary Voting Matter or Direction Notice; (iii) any of the matters that give rise to Hedge Counterparty Entrenched Rights under the ICA; (iv) clause 19.1 (Scope of Entrenched Rights) of the ICA; or (v) the manner in which Hedge Counterparty Entrenched Rights may be exercised or the consequences of exercising such Hedge Counterparty Entrenched Rights; (b) would result in any such Hedge Counterparty not ranking pari passu with the other Secured Creditors and/or would adversely change or have the effect of adversely changing the Pre-Enforcement Priority of Payments or Post Enforcement Priority of Payments or application thereof in respect of such Hedge Counterparty (including the ranking of its claims); (c) have the effect of adversely changing the application of any proceeds of enforcement of the Security Documents; (d) deprive a Hedge Counterparty of its status as a Secured Creditor; (e) change or have the effect of changing clause 13.3 (Participating Qualifying Secured Creditors) of the ICA; (f) change or have the effect of changing schedule 4 (Reserved Matters) of the ICA; and (g) change or have the effect of changing the percentage of Qualifying Secured Creditors that can terminate a Standstill Period, in each case, to the extent any such matter would adversely affect the rights and obligations of the Hedge Counterparties. “Hedging Agreement” means each ISDA Master Agreement, including the schedule to the relevant ISDA Master Agreement and any confirmations evidencing the transactions entered into under such ISDA Master Agreement, entered into by an Obligor and a Hedge Counterparty in each case in accordance with the Hedging Policy (in the form in effect at the time the relevant document is entered into or in the form in effect on the date of this Agreement if such document is entered into prior to the date of this Agreement), in each case, which documents a Hedging Transaction and, in the case of any such document other than a confirmation, which states that it is a Hedging Agreement for the purposes of the ICA or which is designated by written notice to the Security Agent and the relevant Hedge Counterparty as a Hedging Agreement for the purposes of the ICA but, in each case, excluding any such agreement that has been terminated in accordance with the ICA. “Hedging Ancillary Document” means a document which relates to or evidences the terms of a Hedging Ancillary Facility. “Hedging Ancillary Facility” means an Ancillary Facility which is made available by way of a hedging facility. “Hedging Ancillary Lender” means an Ancillary Lender to the extent that that Ancillary Lender makes available a Hedging Ancillary Facility.

35 164186300_47 “Hedging Force Majeure” means an Illegality or Tax Event, a Tax Event Upon Merger or a Force Majeure Event (each as defined in the ISDA Master Agreement). “Hedging Liabilities” means the Liabilities owed by any Obligor to the Hedge Counterparties under or in connection with the Hedging Agreements. “Hedging Policy” means the initial hedging policy applicable to the Restricted Group set out in schedule 5 (Hedging Policy) to the Common Terms Agreement, as such hedging policy may be amended from time to time in accordance with its terms and/or the ICA. “Hedging Transaction” means any Treasury Transaction entered into by an Obligor under a Hedging Agreement that is (a) permitted under the terms of the Hedging Policy at the time such Treasury Transaction was entered into (or subsequently amended, excluding any amendments to comply with changes to law or regulation) and (b) permitted to share in the Transaction Security at the time such Treasury Transaction was entered into (or subsequently amended excluding any amendments required to comply with any change to law or regulation) (or, in each case, on the date of this Agreement if such Treasury Transaction was entered into prior to the date of this Agreement). “Holding Company” means, in relation to a company or a corporation, any other company or corporation in respect of which it is a Subsidiary. “Holding Company Expenses” means, in relation to the Parent: (a) costs (including all professional fees and expenses) incurred by it in connection with reporting obligations under or otherwise incurred in connection with compliance with applicable laws, applicable rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, this Agreement or any other agreement or instrument relating to Financial Indebtedness; (b) indemnification obligations owing to directors, officers, employees or other persons under its charter or by-laws or pursuant to written agreements with any such person with respect to its ownership of Wyre or any of its Subsidiaries or the conduct of the business of the Group; (c) obligations in respect of director and officer insurance (including premiums therefor) with respect to ownership of Wyre or any of its Subsidiaries or the conduct of the business of the Group; (d) general corporate overhead expenses, including professional fees and expenses and other operational expenses related to the ownership, stewardship or operation of the business of Wyre or any other member of the Group, including acquisitions, dispositions or treasury transactions by a member of the Group permitted by the Common Documents (whether or not successful) in each case, to the extent such costs, obligations and/or expenses are not paid by another Subsidiary of the Parent; and 36 164186300_47 (e) any fees and expenses payable in connection with a Post-Closing Reorganisation. “ICA” means the intercreditor agreement dated on or about the date of this Agreement between, among others, the Company, the Security Agent and the Obligors’ Agent. “ICA Permitted Prepayment” means a payment permitted by clause 8.1 (Undertakings of Secured Creditors) of the ICA. “ICA Proposal” means a proposal or request made by the Company in accordance with the ICA proposing or requesting the Security Agent to concur in making any modification, giving any consent or granting any waiver under or in respect of any Common Document. “ICA Voting Request” has the meaning given to it in clause 15.7 (ICA Voting Request) of the ICA. “IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements. “Incoming Creditor” has the meaning given to it in paragraph (a) of the definition of “Permitted Additional Debt”. “Indemnity” has the meaning given to it in paragraph (a) of clause 27.6 (Secured Creditors’ indemnity to the Security Agent) of the ICA. “Index-Linked Bond” means a Bond in respect of which the amount payable in respect of principal and interest is calculated by reference to an index and/or a formula as the relevant Issuer and the Relevant Dealer(s) may agree (as indicated in the relevant Final Terms). “Industry Competitor” means any person (or any of its Affiliates or Related Funds or any person acting on its behalf) which is a competitor of a member of the Group or the Wider Group or whose business is similar or related to a member of the Group or the Wider Group or is a supplier or sub-contractor of a member of the Group or the Wider Group and, in each case, any controlling shareholder of such persons, provided that, for the avoidance of doubt, this shall not include (i) any person (or any of its Affiliates or Related Funds) which is a bank, financial institution or trust, fund or other entity which is independently controlled and managed and whose principal business or a material activity of whom is arranging, underwriting or investing in debt or (ii) an Original Bank Facilities Lender (or any of its Affiliates or Related Funds). “Information Memorandum” means any information memorandum or prospectus prepared by or on behalf of and approved by the Company in connection with the raising of or general syndication of any Authorised Credit Facility. “Information Package” means the Reports and the Base Case Model. “Initial Capex Facility” means the Capex Facility under and as defined in the Bank Facilities Agreement. 37 164186300_47 “Initial Cash Balance” means cash on the balance sheet of any member of the Group as at the Closing Date or, if the Closing Date is not at the end of a calendar month, the cash on balance sheet of any member of the Group as at the end of the calendar month immediately following the Closing Date. “Initial Date Representation” means, in respect of the entering into of a new Authorised Credit Facility after the Closing Date, each of the representations in schedule 1 (Representations) to the Common Terms Agreement as may be agreed by the Company and the relevant Authorised Credit Facility Provider in accordance with paragraph (b) of clause 4.1 (Representations) of the Common Terms Agreement, provided that: (a) the representations contained in paragraphs 3 (Binding Obligations), 4 (Non- Conflict with Other Obligations), 5 (Power and Authority), 6 (Validity and admissibility in evidence), 9 (No filing or stamp taxes) and 10 (Deduction of Tax) of schedule 1 (Representations) to the Common Terms Agreement shall be limited and refer only to the new Authorised Credit Facility; and (b) the representations contained in paragraph 12 (No misleading information) of schedule 1 (Representations) to the Common Terms Agreement shall be limited to the new Authorised Credit Facility and any new Information Memorandum and new base case model (in each case, if any) prepared in respect of such Authorised Credit Facility (as the case may be). “Initial DSR Facility” means the DSR Facility under and as defined in the Bank Facilities Agreement. “Initial Revolving Facility” means the Initial Revolving Facility under and as defined in the Bank Facilities Agreement. “Initial Term Facility” means the Term Facility under and as defined in the Bank Facilities Agreement. “Insolvency Event” means: (a) in respect of the Parent or any Obligor, any of the events specified in paragraphs 6 (Insolvency) and 7 (Insolvency Proceedings) of schedule 3 (Events of Default) of the Common Terms Agreement; and (b) in respect of any other person, such person: (i) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (iv) institutes, or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory 38 164186300_47 jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official; (v) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (iv) above and: (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (vi) has exercised in respect of it one or more of the stabilisation powers pursuant to Part 1 of the Banking Act 2009 and/or has instituted against it a bank insolvency proceeding pursuant to Part 2 of the Banking Act 2009 or a bank administration proceeding pursuant to Part 3 of the Banking Act 2009; (vii) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (viii) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (iv) above); (ix) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (x) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence of the events specified in paragraphs (i) to (ix) above or causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (i) to (ix) above;

39 164186300_47 (xi) save as permitted in the ICA, the cessation or suspension of payment of its debts generally or a public announcement by such company of an intention to do so; or (xii) save as provided in the ICA, a moratorium is declared in respect of any indebtedness of such person. “Insurance Proceeds” means the proceeds received by a member of the Restricted Group of any insurance claim under any insurance maintained by any member of the Restricted Group excluding Excluded Insurance Proceeds and after deducting: (a) all reasonable fees, costs and expenses (including any amounts in respect of VAT thereon to the extent irrecoverable) in relation to that claim which are incurred by any member of the Restricted Group to persons who are not members of the Restricted Group; and (b) any Tax incurred or required to be paid or any provision or reservation for future payments of Tax required to be made, by a member of the Restricted Group (as reasonably determined by the relevant member of the Restricted Group on the basis of existing rates and taking into account any available credit, deduction or allowance) or which would have been incurred or required to be paid or provision or reservation for future payments of Tax made but for any Tax Credit but only to the extent that such Tax Credit appears as an asset in, or is taken into account as an asset in the preparation of, the financial statements delivered pursuant to the Common Terms Agreement. “Intellectual Property” means: (a) any patents, trade marks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and (b) the benefit of all applications and rights to use such assets of each Obligor (which may now or in the future subsist). “Inter-Hedging Agreement Netting” means the exercise of any right of set-off, account combination, close out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Hedge Counterparty against liabilities owed to the Company by that Hedge Counterparty under a Hedging Agreement in respect of Hedging Liabilities owed to that Hedge Counterparty by the Company under another Hedging Agreement. “Inter-Hedging Ancillary Document Netting” means the exercise of any right of set- off, account combination, close-out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Hedging Ancillary Lender against liabilities owed to an Obligor by that Hedging Ancillary Lender under a Hedging Ancillary Document in respect of Liabilities under an Authorised Credit Facility owed to that Hedging Ancillary Lender by that Obligor under another Hedging Ancillary Document. 40 164186300_47 “Interest Period” in respect of an Authorised Credit Facility, has the meaning given to such term in such Authorised Credit Facility Agreement. “Interest Rate” in respect of an Authorised Credit Facility, has the meaning given to such term in such Authorised Credit Facility Agreement. “Intra-Group Loan” means: (a) a loan made by an Obligor to another Obligor; (b) any loan made by an Obligor to a member of the Group which is not an Obligor; or (c) a loan made by a member of the Group which is not an Obligor to another member of the Group. “Investment Grade Rating” means a rating of at least BBB- by Fitch, Baa3 by Moody’s, BBB- by S&P, BBB low by DBRS or BBB- by Kroll or any equivalent long term rating by any other Approved Rating Agency (as determined by reference to the definition thereof in each Authorised Credit Facility Agreement). “IRU Contract” means a contract entered into by a member of the Restricted Group in the ordinary course of business in relation to the right to use capacity on a telecommunications cable system (including the right to lease such capacity to another person). “ISDA” means the International Swaps and Derivatives Association, Inc. “ISDA Master Agreement” means an agreement in the form of the 2002 ISDA Master Agreement (including the schedule thereto) published by ISDA, including any long- form confirmation, unless otherwise agreed by the Security Agent acting in accordance with the ICA. “Issuer” means the Company and any other Obligor which is a borrower or issuer under any Authorised Credit Facility. “Issuing Bank” means any issuing bank under any Authorised Credit Facility. “Joint Venture” means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity. “Joint Venture Investment” has the meaning given to that term in paragraph (a) of the definition of “Permitted Joint Venture”. “Legal Due Diligence Report” means the legal due diligence report dated 14 October prepared by Allen Overy Shearman Sterling LLP. “Legal Opinion” means any legal opinion delivered pursuant to any Finance Document. “Legal Reservations” means: 41 164186300_47 (a) the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors; (b) the time barring of claims under applicable limitation laws (including the Limitation Acts), the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void and defences of set-off or counterclaim; (c) similar principles, rights and defences under the laws of any Relevant Jurisdiction; (d) the principle that the creation or purported creation of Security over any contract or agreement which is subject to a prohibition on transfer, assignment or charging may be void, ineffective or invalid and may give rise to a breach of the contract or agreement over which Security has purportedly been created; (e) reservations relating to Blocking Laws; and (f) any other matters which are set out as qualifications or reservations as to matters of law of general application in the Legal Opinions. “Letter of Credit” means a letter of credit, any guarantee, counter-indemnity or indemnity issued under any Authorised Credit Facility. “Liabilities” means all present and future liabilities and obligations at any time of any member of the Restricted Group or the Parent to any Secured Creditor under the Finance Documents, both actual and contingent and whether incurred solely or jointly or as principal or surety or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations: (a) any refinancing, novation, deferral or extension; (b) any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition; (c) any claim for damages or restitution; (d) any claim as a result of any recovery by any Obligor or the Parent of a payment to a Secured Creditor, the Parent or a member of the Restricted Group which is permitted under the ICA on the grounds of preference or otherwise; and (e) any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings. “Limitation Acts” means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984. 42 164186300_47 “Limited Recourse Acquisition” means the establishment, incorporation or acquisition of a Ring-Fenced Subsidiary and any subsequent acquisition of an asset or incurrence of Capital Expenditure or incurrence of any other financial indebtedness by that Ring-Fenced Subsidiary to the extent funded by Limited Recourse Debt, any New Shareholder Injections and/or any other amounts which would otherwise be available to fund a Restricted Payment. “Limited Recourse Debt” means Financial Indebtedness incurred by a Ring-Fenced Subsidiary, provided that: (a) the providers of such Financial Indebtedness have no recourse to Wyre or any other member of the Restricted Group in relation to that Financial Indebtedness other than Permitted Recourse; and (b) such Financial Indebtedness is not funded directly from the proceeds of the Bank Facilities or any other Authorised Credit Facility. “LMA” means the Loan Market Association. “Lock-Up Account” means an interest-bearing account: (a) held by the Company with an Acceptable Bank; (b) identified in writing between the Company and the Security Agent as a Lock- Up Account; (c) subject to a Security Interest in favour of the Security Agent, which Security Interest is in form and substance satisfactory to the Security Agent (acting reasonably); and (d) from which no withdrawals may be made by any member of the Restricted Group except as contemplated by the Common Terms Agreement. “Lock-Up Event” means any breach of any Lock-Up Test. “Lock-Up Ratio Level” means: (a) the Leverage Ratio shall not be more than 7.80:1; and (b) the Interest Cover Ratio shall not be less than 2.15:1. “Lock-Up Test” means, on each Calculation Date: (a) compliance with the Lock-Up Ratio Level by reference to the period of approximately 12 months covering four quarterly accounting periods of the Restricted Group ending on that Calculation Date; and (b) projected compliance with the Lock-Up Ratio Level for the next 12 months covering four quarterly accounting periods of the Restricted Group after that Calculation Date,

43 164186300_47 in each case, as adjusted by paragraph 2 (Financial Testing) of part 2 (Financial Covenants) of schedule 2 (Covenants) to the Common Terms Agreement. “LPA” means the Law of Property Act 1925. “Luxembourg” means the Grand Duchy of Luxembourg. “Luxembourg Business Continuity Act” means the Luxembourg act dated 7 August 2023 on business continuity and the modernisation of bankruptcy. “Luxembourg Commercial Code” means the Code de Commerce of Luxembourg. “Luxembourg Companies Law” means the Luxembourg act dated 10 August 1915 on commercial companies, as amended. “Majority DSR Lenders” has the meaning given to: (a) “Majority DSR Facility Lenders” in clause 1.1 (Definitions) of the Bank Facilities Agreement; or (b) any equivalent definition in any other Authorised Credit Facility Agreement under which a DSR Facility is made available. “Majority Holders” has the meaning given to the term “Majority Noteholders” or equivalent in any Authorised Credit Facility constituting PP Notes or Bonds. “Majority Lenders” has the meaning given to: (a) “Majority Bank Facilities Lenders” in clause 1.1 (Definitions) of the Bank Facilities Agreement; or (b) any equivalent definition in any other Authorised Credit Facility. “Make-Whole Amount” has the meaning given to it in the relevant Authorised Credit Facility Agreement. “Margin Regulations” means Regulation T, Regulation U and Regulation X issued, in each case, by the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof. “Margin Stock” means “margin stock” or “margin securities” as defined in the Margin Regulations. “Master Definitions Agreement” or “MDA” means this Agreement. “Material Adverse Effect” means an event or circumstance which has a materially adverse effect on: (a) the business, assets or financial condition of the Restricted Group (taken as a whole); (b) the ability of the Obligors (taken as a whole) to perform their payment obligations under the Finance Documents; or 44 164186300_47 (c) subject to the Legal Reservations and the Perfection Requirements, the validity, legality or enforceability of the Finance Documents or the effectiveness or ranking of any Transaction Security granted or purported to be granted pursuant to any of the Security Documents in each case in a manner which is materially adverse to the interests of the Finance Parties and, if capable of remedy, not remedied within 20 Business Days of the earlier of (i) the Company becoming aware of the issue and (ii) the Company being given notice of the issue by any Secured Creditor Representative (but for the avoidance of doubt, without double counting any remedy or grace period set out in respect of such event or circumstance in any Common Document). “Material Bank Accounts” means any bank account which is from time to time held by, or in the name of, an Obligor with a balance of EUR 100,000 or more (or the equivalent in any other currency) for 30 consecutive days or more. “Material Company” means, at any time: (a) an Obligor; (b) a wholly-owned member of the Restricted Group that directly holds shares in an Obligor; or (c) a member of the Restricted Group which has earnings before interest, tax, depreciation and amortisation calculated on the same basis as Consolidated EBITDA representing five per cent. or more of the Consolidated EBITDA of the Restricted Group calculated on a consolidated basis, provided that under no circumstances shall a Ring-Fenced Subsidiary be considered or deemed a Material Company. Compliance with the conditions set out in paragraph (c) above shall be determined by reference to the most recent Compliance Certificate supplied by the Company and the latest Annual Financial Statements. However, if a Subsidiary has been acquired since the date as at which the latest Annual Financial Statements were prepared, the financial statements shall be deemed to be adjusted in order to take into account the acquisition of that Subsidiary (the adjustment being certified by a director of the Company as representing an accurate reflection of the revised Consolidated EBITDA of the Restricted Group). A report by the Auditors commissioned solely at the request of the Company that a Subsidiary is or is not a Material Company shall, in the absence of manifest error, be conclusive and binding on all Parties. “MiFID 2” means Directive 2014/65/EU of the European Parliament and of the Council of 15 May 2014 on markets in financial instruments and amending Directive 2002/92/EC and Directive 2011/61/EU, including national implementing measures in any Member State, and relevant regulations made under it, as amended from time to time. 45 164186300_47 “MiFIR” means Regulation (EU) No 600/2014 of the European Parliament and of the Council of 15 May 2014 on markets in financial instruments and amending Regulation (EU) No 648/2012, as amended from time to time. “Minority Shareholder” means any person or entity which owns less than 50 per cent. of a member of the Restricted Group. “Moody’s” means Moody’s Investors Service Limited or any successor to its rating business. “Multi-account Overdraft” means an Ancillary Facility which is an overdraft facility comprising more than one account. “NBB” means the National Bank of Belgium (Nationale Bank van België NV/Banque Nationale de Belgique SA). “NBB-SSS” means the securities settlement system operated by the NBB or any successor thereto. “Net Outstandings” means, in relation to a Multi-account Overdraft, the Ancillary Outstandings of that Multi-account Overdraft. “Network Hub Assets” means any HUBs (including HUB cabinets and containers), POPs (points of presence), street cabinets and related network infrastructure equipment. “New Shareholder Injections” means the aggregate amount invested by the Parent (i) as equity in exchange for new shares (including any share premium) or an increase of the nominal value of the existing shares in Wyre or (ii) as shareholder’s loans, subordinated loan notes or other subordinated debt instruments in or issued by Wyre, provided that the subordination is on the terms of the ICA or otherwise on terms acceptable to the Security Agent. “New Subordinated Intragroup Creditor” means a new Subordinated Intragroup Creditor who accedes to the ICA in accordance with clause 2.5 (Accession of New Subordinated Intragroup Creditor) of the ICA, and delivers an Accession Memorandum in accordance with the terms of part 4 (Form of Accession Memorandum (New Subordinated Intragroup Creditor)) of schedule 1 (Form of Accession Memoranda) of the ICA. “Non-Base Currency” means a currency other than EUR. “Obligor” means each Original Obligor and any Additional Obligor. “Original Obligor” means the Company and the Original Guarantors. “OECD” means the Organisation for Economic Cooperation and Development. “OFAC” means the Office of Foreign Assets Control of the US Department of Treasury. “Offsetting Transaction” has the meaning given to it in paragraph 2.4 (Interest Rate Risk Principles) of schedule 5 (Hedging Policy) of the Common Terms Agreement. 46 164186300_47 “Ordinary ICA Resolution” has the meaning given to it in paragraph (a) of clause 16.3 (Requisite majority in respect of an Ordinary Voting Matter) of the ICA. “Ordinary Voting Matters” are matters which are not Discretion Matters or Extraordinary Voting Matters. “Original Financial Statements” means the unaudited consolidated financial statements of Wyre Holding BV for the Financial Year ended 31 December 2024. “Other Liabilities” means, in relation to any member of the Restricted Group, any trading and other liabilities and obligations (present or future, actual or contingent and whether incurred solely or jointly) it may have to the Subordinated Creditor, a Subordinated Intragroup Creditor or an Obligor. “Outstanding Principal Amount” means, without double-counting: (a) in respect of any Authorised Credit Facilities that are loans, the principal amount (or the Equivalent Amount) of any amounts that are outstanding or committed under such Authorised Credit Facility, provided that committed amounts shall not be taken into account for the purpose of the definition of Relevant Debt or for any purpose following the commencement of a Standstill Period or after delivery of an Acceleration Notice; (b) in respect of each Hedging Transaction entered into under any Hedging Agreement, an amount calculated in accordance with clause 14.2 (Voting in respect of Hedging Transactions by Hedge Counterparties) of the ICA; (c) in respect of any Tranche of Wrapped Bonds or series of Wrapped PP Notes (prior to the occurrence of an FG Event of Default, which is continuing in respect of the Financial Guarantor of such Tranche of Wrapped Bonds or series of Wrapped PP Notes), the aggregate of any unpaid amounts owing to the relevant Financial Guarantor under the relevant Reimbursement and Indemnity Deed to reimburse it for any amount paid by it under a Financial Guarantee in respect of unpaid principal on such Wrapped Bonds or Wrapped PP Notes and the Equivalent Amount of the outstanding principal amount of such Tranche of Wrapped Bonds or Wrapped PP Notes or series of Wrapped PP Notes on such date in accordance with the relevant Finance Document; and (d) in respect of any other Secured Obligations, the Equivalent Amount of the outstanding or committed principal amount of such debt on such date in accordance with the relevant Finance Document, provided that committed amounts shall not be taken into account for the purpose of the definition of Relevant Debt or for any purpose following the commencement of a Standstill Period or after delivery of an Acceleration Notice, on the date on which the Qualifying Secured Creditors have been notified of an ICA Voting Request or a Direction Notice, as the case may be, all as most recently certified or notified to the Security Agent, where applicable, pursuant to clause 12.2 (Notification of Outstanding Principal Amount of Qualifying Senior Debt) of the ICA.

47 164186300_47 “Overhedged Interest Rate Position” has the meaning given to it in paragraph 2.6 (Interest Rate Risk Principles) of schedule 5 (Hedging Policy) of the Common Terms Agreement. “Parent” means: (a) the Original Parent; or (b) following the occurrence of a Replacement Parent Effective Date, the Replacement Parent so appointed in accordance with clause 6 (Replacement Parent) of the ICA. “Parent Affiliate” means any Affiliate of the Parent and any other direct or indirect shareholder of the Parent (but, in each case, other than a member of the Group). “Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to the Economic and Monetary Union. “Participating Qualifying Secured Creditors” means the Qualifying Secured Creditors which participate in a vote on any ICA Proposal or other matter pursuant to the ICA. “Party” means, in relation to a Finance Document, a party to such Finance Document. “Paying Agent” means any paying agent under a paying agency agreement relating to the administration of payments and the transfer of notes under a PP Note Purchase Agreement. “Payment Date” means, in respect of an Authorised Credit Facility, each date on which a payment is made or is scheduled to be made by an Obligor in respect of any obligations or liability under such Authorised Credit Facility. “Payment Netting” means netting under section 2(c) of the relevant ISDA Master Agreement. “Perfection Requirements” means any and all registration, filings, notices and other actions and steps required to be made in any jurisdiction in order to perfect the Security Interests created or purported to be created by the Security Documents. “Permanent Bearer Global Bond” means a permanent global bond in the form agreed between the relevant Issuer, the Principal Paying Agent, the Bond Trustee and the Relevant Dealer(s), comprising some or all of the Bearer Bonds of the same Tranche, issued by the relevant Issuer pursuant to the Dealership Agreement or any other agreement between the relevant Issuer and the Relevant Dealer(s) relating to a Programme, Agency Agreement and Bond Trust Deed. “Permitted Acquisition” means: (a) an acquisition (including by way of sale and leaseback) by a member of the Restricted Group of an asset sold, leased, transferred or otherwise disposed of 48 164186300_47 by another member of the Restricted Group in circumstances constituting a Permitted Disposal; (b) an acquisition of shares or securities pursuant to a Permitted Share Issue; or an acquisition of an interest in a Permitted Joint Venture or any investment in a Permitted Joint Venture (which in each case constitute a Permitted Joint Venture); an acquisition of shares or ownership interests in a non-wholly owned Subsidiary; or an acquisition of a Ring-Fenced Subsidiary; or an acquisition of additional shares or ownership interests in a Ring-Fenced Subsidiary or additional shares or ownership interests in a non-wholly-owned Subsidiary; or the acquisition or incorporation of a special purpose vehicle that will, on or soon after acquisition or incorporation, be designated as a Ring-Fenced Subsidiary provided that, where security is required to be granted in respect of such shares or securities pursuant to the Finance Documents, such shares or securities are subject to the Transaction Documents within 120 days of the relevant acquisition; (c) an acquisition of securities which are Cash Equivalent Investments; (d) the acquisition of any Secured Debt pursuant to any debt buyback subject to the terms of the Common Terms Agreement and the ICA; (e) the incorporation of a company (other than a Ring-Fenced Subsidiary) or the acquisition of a newly incorporated shelf company by a member of the Restricted Group which on incorporation or acquisition (as applicable) becomes a member of the Restricted Group provided that in each case such company is incorporated in a country which is a member state of the European Economic Area or the United States; (f) an acquisition by a member of the Restricted Group of (A) more than 50% of the issued share capital of, and if forming part of the acquisition, loans to, a limited liability company, (B) (if the acquisition is made by a limited liability company whose sole purpose is to make the acquisition) a business or undertaking carried on as a going concern, (C) shares in any Permitted Joint Venture, or (D) any interest in a limited liability partnership, which, if in part (following that acquisition) will result in one or more members of the Restricted Group having control of that partnership, but only if: (i) no Event of Default is continuing on the date on which the member of the Group enters into a contract in respect of such acquisition or would occur as a result of the acquisition; (ii) the acquired company, business, undertaking, Joint Venture or partnership (the “Acquired Entity”) is engaged in the Permitted Business and incorporated or established in: (A) Belgium or Luxembourg; or (B) any other country which is a member state of the European Economic Area provided that the aggregate EBITDA attributable to Acquired Entities and Permitted Joint Ventures 49 164186300_47 incorporated or established outside of Belgium or Luxembourg shall not exceed 10% of Consolidated EBITDA for the most recent Relevant Period pro forma for the consummation of the Permitted Acquisition (and including for this purpose the EBITDA of any Permitted Joint Venture that is not a member of the Group) when tested on the completion date only; (iii) the acquired entity is not a Prohibited Party; (iv) the Financial Covenants would continue to be complied with after the making of such acquisition (after being recalculated pro forma for such acquisition having been made); (v) provision of security and/or guarantees from any target entity within 90 days of completion to the extent required in accordance with the Agreed Security Principles; (vi) the acquired company, business or undertaking has, to the Company’s knowledge (having made due enquiry) no material contingent liabilities excluding any liabilities: (1) arising in the ordinary course of operating activities, (2) in respect of which adequate cash reserves are being maintained as and to the extent required under the Accounting Principles; (3) in respect of which the relevant vendor (or one or more of its Affiliates), an Acceptable Bank or another third party acceptable to the Security Agent (acting reasonably) has indemnified the relevant member of the Group; (4) which have been demonstrably taken into account in determining the consideration payable in respect of such target; or (5) which are adequately insured against with a reputable insurer; (g) the acquisition of or investment in assets required to replace obsolete, worn-out, damaged or destroyed assets of a member of the Restricted Group which in the reasonable opinion of the relevant Obligor are required for the efficient operation of its business or in accordance with its Finance Leases generally; (h) the acquisition of real property (or special purpose vehicles owning real property) by a member of the Restricted Group provided that such real property is to be used for the purposes of the Permitted Business; (i) the acquisition of further share capital (or equivalent) of any person in respect of which a member of the Restricted Group owns an interest of 50 per cent. or less in the share capital (or equivalent) of such person; (j) the acquisition of further share capital (or equivalent) of a person which was a member of the Restricted Group immediately prior to the completion of the acquisition of shares; (k) any acquisition by a member of the Restricted Group of shares or loan notes (in each case, issued by a member of the Restricted Group) or similar of any director or employee whose appointment and/or service contract with the Restricted Group is terminated not to exceed (i) the greater of EUR 120,000,000 50 164186300_47 and 2.00% of Total Assets (or its equivalent in any other currencies) during the life of the Facilities; and (ii) the greater of EUR 60,000,000 and 1.00% of Total Assets in any Financial Year; (l) any acquisition of ducts pursuant to any duct swap arrangements in connection with fibre-to-the-premises co-investment projects; (m) in connection with any Concession Contract, the renewal or extension of the term of such Concession Contract at or prior to its maturity and the acquisition by a member of the Restricted Group of any fibre-to-the-home or hybrid fiber- coaxial network assets from the relevant concessionaire upon any termination of such Concession Contract; (n) any acquisition in connection with the Cooperation; and (o) any other acquisition approved or consented to by the Security Agent. “Permitted Additional Debt” means Financial Indebtedness incurred by any member of the Restricted Group which is not otherwise Permitted Financial Indebtedness provided that: (a) the creditors of such Financial Indebtedness (the “Incoming Creditors”) (and/or their representative(s)) accede to the Master Definitions Agreement, the Common Terms Agreement and the ICA; (b) the Incoming Creditors do not, and may not at any time, (in each case in connection with such Permitted Additional Debt only) benefit from any Security Interests, guarantees or other credit support, or recourse to, the Parent, any Obligor, any other member of the Restricted Group or any other Affiliate of the Company, in each case, other than pursuant to the Security Documents and the Common Terms Agreement; (c) the Hedging Policy is or will be complied with; (d) the Company provides a certificate to the Security Agent either: (i) at the time of establishing such Permitted Additional Debt confirming that no Event of Default is subsisting or would occur as a result of the incurrence of such Financial Indebtedness if such Permitted Additional Debt were incurred at the time of its establishment; or (ii) if no certificate has been delivered pursuant to paragraph (i) above, at the time of incurring such Permitted Additional Debt confirming that no Event of Default is subsisting or would occur as a result of the incurrence of such Financial Indebtedness; (e) such Permitted Additional Debt ranks junior to or pari passu with the existing Secured Debt and is not subject to any scheduled amortisation payment which would become due and payable prior to the maturity date for the Term Facility and Capex Facility;

51 164186300_47 (f) the incurrence of such Permitted Additional Debt does not cause any borrowing, security, guaranteeing or similar limit binding on the Restricted Group to be exceeded; (g) where such Permitted Additional Debt is to be used for general corporate purposes, including the operations of the Group in the ordinary course of business (other than in connection with the refinancing, replacement, exchange, renewal, repayment or extension (including pursuant to any defeasance or discharge mechanism) of all or any part of any Secured Debt), the Company provides a certificate to the Security Agent confirming that the Lock-Up Ratio Levels would be met at the Calculation Date immediately following the incurrence of such Permitted Additional Debt taking into account on a pro forma basis the incurrence of such Permitted Additional Debt, the utilisation in full thereof and any associated adjustment to Consolidated EBITDA (including any Pro Forma Adjustment); (h) where such Permitted Additional Debt is to be used for Capital Expenditure or a Permitted Acquisition, the Company provides a certificate to the Security Agent confirming that the Leverage Ratio would not be greater than 6.75:1 at the Calculation Date immediately following the incurrence of such Permitted Additional Debt on a pro forma basis for the incurrence and utilisation of such Permitted Additional Debt (and any associated adjustment to Consolidated EBITDA, including any Pro Forma Adjustment); (i) where such Permitted Additional Debt constitutes a revolving credit facility (other than a DSR Facility or in connection with the refinancing, replacement, exchange, renewal, repayment or extension (including pursuant to any defeasance or discharge mechanism) of all or any part of any Secured Debt), the Company provides a certificate to the Security Agent at the time of establishing such Permitted Additional Debt confirming that the Leverage Ratio would not be greater than 6.75:1 at the Calculation Date immediately following the incurrence of such Permitted Additional Debt, taking into account on a pro forma basis the incurrence of such Permitted Additional Debt that is a revolving credit facility, the utilisation in full thereof and any associated adjustment to Consolidated EBITDA (including any Pro Forma Adjustment); (j) where such Permitted Additional Debt is to be used for a Permitted Payment, the Company provides a certificate to the Security Agent confirming that the Leverage Ratio would not be greater than 6.50:1 at the Calculation Date immediately following the incurrence of such Permitted Additional Debt taking into account on a pro forma basis the incurrence of such Permitted Additional Debt, the utilisation in full thereof and any associated adjustment to Consolidated EBITDA (including any Pro Forma Adjustment); (k) where such Permitted Additional Debt is to be used to refinance, replace, exchange, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) all or any part of any Secured Debt (the “Refinanced Debt”), such Permitted Additional Debt is incurred in an aggregate principal amount (or, if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or, if issued with original issue discount, the aggregate accreted value) (whether drawn or 52 164186300_47 undrawn) of the Refinanced Debt (for these purposes such aggregate principal amount shall exclude any amount which is repaid but available for redrawing) plus, without duplication, the amount of any interest or premiums required by the instruments governing the Refinanced Debt and any costs, expenses and fees incurred in connection therewith; and (l) where such Permitted Additional Debt is to be incurred under a DSR Facility, an amount which when aggregated with the principal amount of each other DSR Facility does not exceed the DSR Required Amount, provided further that if a BIPT Deregulation Event has occurred, in connection with paragraphs (g), (h), (i) and (j) above, the Company also confirms in the relevant certificate delivered to the Security Agent that at the time of establishing such Permitted Additional Debt the PLCR is greater than or equal to 1.40:1 on a pro forma basis. “Permitted Additional Debt Document” means any agreement or other document setting out the terms (or any of them) of, or evidencing or constituting any Permitted Additional Debt. “Permitted Administrative Payment” means any of the following: (a) any payment or payments of management fees to any Holding Company of Wyre, Fluvius System Operator CV, Telenet Group Holding N.V., Liberty Global Ltd. or any of their Affiliates in an amount of up to EUR 1,000,000 (or its equivalent in any other currencies) in any Financial Year by any member of the Restricted Group; (b) any payment or payments of holding company expenses; bona fide advisory fees (including auditors fees and legal expenses); director/management and employee costs and expenses and ordinary administrative costs and expenses (including relating to regulatory services) by any member of the Restricted Group to any Holding Company of Wyre, in each case in order to meet expenses incurred on arm’s length terms in connection with acting as a Holding Company of the Restricted Group; (c) any payment of Tax and in respect of transactions effected in accordance with tax consolidation agreements; (d) any payment made by a member of the Restricted Group for the purposes of enabling a member of the Restricted Group that is an Obligor to meet its payment obligations under the Finance Documents or to make any other Permitted Payment; (e) a payment or payments by any member of the Restricted Group to fund payments to (or in respect of) any management incentive plan relating to the Group in an amount of up to EUR 1,000,000 (or its equivalent in any other currencies) in any Financial Year; (f) payment of any fee incurred by a member of the Restricted Group in the ordinary course of business, on arms’ length terms and for the bona fide purposes of the Permitted Business; and 53 164186300_47 (g) any other payment consented to or approved by the Security Agent. “Permitted Business” means: (a) any business carried on by any member of the Restricted Group as of the Closing Date; (b) any business that consists of the upgrade, construction, creation, development, marketing, acquisition, operation, utilisation, renting, possession, ownership, exploitation, provision, management and maintenance of telecommunications networks and infrastructure (including, without limitation, the performance of general business-to-business activities, the implementation of dark fibre and fibre-to-the-premises, and the operation of an active layer of a hybrid fibre- coaxial network); (c) any business or activity in the ordinary course of business which is complementary or ancillary to the business or activity in paragraphs (a) and (b) above, provided that the activities set out in paragraphs (a) and (b) above shall constitute the principal business carried on by the Group; and (d) any other business approved or consented to by the Security Agent. “Permitted Closing Restricted Payment” means any Restricted Payment (or Restricted Payments) made at any time in the period from the Closing Date until the date that is 90 days after the Closing Date, provided that the aggregate of such payments do not exceed EUR 3,000,000,000 (or its equivalent in other currencies) and provided that no Event of Default is continuing at the time such payment is made or would result from the making of such payment. “Permitted Disposal” means any Disposal: (a) of assets (other than shares or businesses), trading stock or cash made by any member of the Restricted Group in the ordinary course of business of the disposing entity; (b) of any asset by a member of the Restricted Group (the “Disposing Company”) to another member of the Restricted Group (the “Acquiring Company”), but if: (i) the Disposing Company is an Obligor, the Acquiring Company must also be an Obligor within 30 Business Days of the disposal becoming effective; and (ii) the Disposing Company had given a Security Interest over the asset, subject to the Agreed Security Principles, the Acquiring Company must give an equivalent Security Interest over that asset; (c) by an Obligor to a member of the Restricted Group which is not an Obligor where the aggregate value of the assets so disposed of pursuant to this paragraph (c) does not exceed the greater of EUR 25,000,000 and 1.00% of Total Assets (or its equivalent in any other currency) in any Financial Year; 54 164186300_47 (d) of assets (other than shares or businesses) in exchange for or replacement of other assets comparable or superior as to type, value and quality; (e) of loss-making, worn-out, surplus or obsolete or redundant assets (other than shares or businesses) including decommissioned network assets, real property, vehicles, plant and equipment which are no longer required for the operation of the business of the Restricted Group or which are no longer used or useful or economically practicable to maintain in the conduct of the business of the Restricted Group; (f) of an asset (or assets) (other than shares or businesses) that contribute an immaterial amount towards the Consolidated EBITDA of the Restricted Group, on an arm’s length basis; (g) of Cash Equivalent Investments in exchange for cash or other Cash Equivalent Investments; (h) constituting the capitalisation of a loan between members of the Restricted Group, provided that the share issue resulting from such capitalisation is permitted pursuant to the definition of Permitted Share Issue; (i) or application of cash not otherwise prohibited under the Finance Documents; (j) to a Permitted Joint Venture or of assets constituting a Permitted Joint Venture; (k) arising as a result of any Permitted Security, Permitted Share Issue, Permitted Loan or Permitted Transaction; (l) by way of the granting of leases, licences, sub-leases, servitudes, easements, wayleaves or similar over any real property, or any part of them, or the granting of licences or sub-licences over any intellectual property in each case in the ordinary course of business of the disposing entity; (m) by way of the creation of any occupational leases or licences over real property which is not required for the Permitted Business; (n) of real property which is not required for the Permitted Business; (o) of shares or ownership interests in a Ring-Fenced Subsidiary (including as a result of the enforcement of Permitted Security over the shares in such Ring- Fenced Subsidiary); (p) consented to or approved by the Security Agent; (q) pursuant to any compulsory purchase order (howsoever described) expropriation, nationalisation, intervention or other action by or on behalf of any governmental, regulatory or other authority or person having the force of law (a copy of such order being delivered to the Security Agent), not otherwise constituting an Event of Default provided that, to the extent legally possible, such disposal is made at fair market value;

55 164186300_47 (r) by way of the creation of a lease or licence over an asset (not being real property) which is granted in the ordinary course of the Permitted Business and not in respect of raising Financial Indebtedness; (s) of property, plant and equipment to a customer pursuant to the exercise of a customer’s right of redemption under a customer contract entered into by a member of the Restricted Group in the ordinary course of trade; (t) of cash as described in the definition of “Permitted Guarantee” or of cash as described in the definition of “Permitted Security”; (u) of ducts pursuant to any duct swap arrangements in connection with fibre-to- the-premises co-investment projects; (v) of receivables pursuant to a Receivables Financing; (w) of any Treasury Transaction; (x) the grant of indefeasible rights of use or equivalent arrangements with respect to network capacity, communications, fibre capacity or conduit, in each case on arm’s length commercial terms or on terms that are fair and reasonable and in the best interests of the Restricted Group; (y) of assets (other than shares or businesses) or the grant of leases, licences or rights of use in connection with the Cooperation; (z) of Network Hub Assets by way of sale and leaseback on arm’s length terms or on terms that are fair and reasonable and in the best interests of the Restricted Group; and (aa) of assets for cash where the higher of the book value and net consideration receivable (when aggregated with the net consideration receivable for any other sale, lease, licence, transfer or other disposal not allowed under the preceding paragraphs) does not exceed (i) the greater of EUR 25,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) in any Financial Year and (ii) the greater of EUR 125,000,000 and 5.00% of Total Assets (or its equivalent in other currencies) during the life of the Facilities, or otherwise where the proceeds have been offered to Secured Creditors in mandatory prepayment and/or redemption (without any Make-Whole Amount) including any related hedge termination payments, in each case in accordance with the Pro Rata Prepayment Mechanic (and if so offered, such amounts shall not be counted towards the thresholds in (i) or (ii)). “Permitted Financial Indebtedness” means: (a) Financial Indebtedness arising under or in connection with the Existing Financial Indebtedness but only until the date falling one Business Day after the Closing Date; (b) Financial Indebtedness arising under the Finance Documents; (c) Financial Indebtedness which is Subordinated Indebtedness or arising under New Shareholder Injections; 56 164186300_47 (d) Financial Indebtedness to the extent covered by a letter of credit, guarantee or indemnity issued under an Ancillary Facility; (e) any foreign exchange transaction for spot or forward delivery entered into in connection with protection against fluctuation in currency rates, but not a foreign exchange transaction for speculative purposes; (f) any Treasury Transaction entered into for the hedging of actual or projected real exposures of a member of the Restricted Group, provided that it is not for speculative purposes; (g) Financial Indebtedness arising under a Permitted Loan, a Permitted Joint Venture or a Permitted Guarantee or any Treasury Transaction permitted to be entered into in accordance with the Hedging Policy; (h) Financial Indebtedness arising in respect of performance bonds, bid bonds, completion guarantees and similar obligations incurred by any member of the Restricted Group in the ordinary course of business; (i) Financial Indebtedness under Finance Leases of vehicles, plant, equipment or computers, provided that the aggregate capital value of all such items so leased under outstanding leases by members of the Restricted Group does not exceed the greater of EUR 15,000,000 and 1.00% of Total Assets (or its equivalent in other currency) at any time; (j) Financial Indebtedness of any person acquired by a member of the Restricted Group after the Closing Date (including, without limitation, any Permitted Acquisition) which is incurred under arrangements in existence at the date of acquisition, but not incurred or increased or having its maturity date extended in contemplation of, or since, that acquisition, and outstanding only for a period of 120 days following the date of acquisition unless (i) it is permitted to remain in place under another paragraph of this definition of Permitted Financial Indebtedness or (ii) it is a Limited Recourse Acquisition or (iii) such indebtedness is Limited Recourse Debt; (k) Financial Indebtedness to the extent covered by a letter of credit, guarantee or indemnity issued under an ancillary facility of any person acquired by a member of the Restricted Group after the Closing Date which is incurred under arrangements in existence at the date of acquisition, but not incurred or increased or having its maturity extended in contemplation of, or since, that acquisition, and outstanding only for a period of 120 days following the date of acquisition unless it is permitted to remain in place under another paragraph of this definition of Permitted Financial Indebtedness; (l) Financial Indebtedness arising under any supplier credits on normal commercial terms in the ordinary course of trade; (m) Financial Indebtedness arising under any cash-pooling, netting or set-off arrangement entered into by any member of the Restricted Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Restricted Group (including Multi-account 57 164186300_47 Overdrafts) but provided that if such arrangement involves the physical transfer of funds at any time it must be between members of the Restricted Group; (n) Financial Indebtedness any bank guarantee or letter of credit or similar provided on behalf of a member of the Restricted Group in respect of legal, regulatory or trading requirements of the Permitted Business or otherwise in the ordinary course of business (including in respect of rental obligations in respect of Real Property); (o) Financial Indebtedness approved or consented to by the Security Agent; (p) Financial Indebtedness arising under any indemnity, adjustment of purchase price, deferred consideration, earn-out or similar obligation granted or incurred in connection with a Permitted Disposal or a Permitted Acquisition or arising from any counter-indemnity obligation owed by any member of the Restricted Group (the “guaranteed party”) in respect of any Permitted Guarantee given by another member of the Restricted Group in respect of the obligations of the guaranteed party; (q) Financial Indebtedness arising under a Receivables Financing; (r) Financial Indebtedness arising under a Vendor Finance Facility; (s) Financial Indebtedness arising from (i) facilities or services related to cash management, cash pooling, treasury, depository, overdraft, commodity trading or brokerage accounts, credit or debit card, p-cards (including purchasing cards or commercial cards), electronic funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade financial services or other cash management and cash pooling arrangements and (ii) daylight exposures of any member of the Group in respect of banking and treasury arrangements entered into in the ordinary course of business; and (t) Financial Indebtedness not permitted by the preceding paragraphs or as a Permitted Transaction and the outstanding principal amount of which does not exceed the greater of EUR 60,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) in aggregate at any time. “Permitted Guarantee” means: (a) arising under or in connection with the Existing Financial Indebtedness but only until and including the date falling one Business Day after the Closing Date; (b) any guarantees or indemnities arising under or in connection with any Finance Document; (c) any guarantee (including any explanation and performance guarantee), performance or similar bond, indemnity or undertaking to guarantee performance or similar given by a member of the Restricted Group pursuant to contracts in the ordinary course of business (and not being in respect of Financial Indebtedness); 58 164186300_47 (d) the endorsement by a member of the Restricted Group of negotiable instruments in the ordinary course of business; (e) any guarantee or indemnity to the extent permitted in relation to a Permitted Joint Venture; (f) any guarantee or indemnity by a member of the Restricted Group existing up to and including the Closing Date (provided that such guarantee or indemnity is released by no later than the Closing Date unless it is otherwise permitted to remain pursuant to a paragraph of the definition of Permitted Guarantee); (g) any guarantee or indemnity or counter-indemnity or equivalent under or in respect of Permitted Financial Indebtedness; (h) any counter-indemnity or cash cover given by the Company in respect of any ancillary facility or guarantee facility entered into by it pursuant to a Finance Document; (i) any guarantee or indemnity or cash collateral issued by a member of the Restricted Group in respect of the Financial Indebtedness, liabilities or obligations of, in each case, another member of the Restricted Group; (j) any guarantee (including any explanation and performance guarantee) or indemnity or cash collateral issued by a member of the Restricted Group on arm’s length terms and in the ordinary course of business (including providing such guarantees to local or other governmental authorities and tax authorities); (k) any guarantee or indemnity given in respect of any liability secured pursuant to paragraph (s), (v), (w) or (x) of the definition of Permitted Security; (l) any guarantee or indemnity granted in the ordinary course of trade for the obligation of a member of the Restricted Group under its supply or offtake arrangements; (m) any guarantee or indemnity given in respect of leasehold rental obligations of a member of the Restricted Group entered into in the ordinary course of business; (n) any guarantee or indemnity granted to a Tax authority in the ordinary course of business provided that any related discharge of liability by a member of the Restricted Group on account of a Ring-Fenced Subsidiary is permitted only pursuant to paragraph (c) of the definition of “Permitted Administrative Payment”; (o) any guarantee or indemnity given in the ordinary course of an acquisition or disposal transaction which is a Permitted Acquisition or Permitted Disposal or which was in existence before the date of this Agreement, which indemnity is in a customary form and subject to customary limitations; (p) any guarantee or indemnity given by an Obligor in respect of any obligations of any member of the Restricted Group (whether or not an Obligor) under the lease of any Real Property (but not in respect of Financial Indebtedness);

59 164186300_47 (q) any guarantee or indemnity given in respect of any netting, set-off or cash- pooling arrangements which are permitted pursuant to paragraph (d) of the definition of “Permitted Security”; (r) any guarantee, indemnity or cash collateral provided by any member of the Restricted Group in respect of: (i) legal or regulatory requirements of the Permitted Business; (ii) trading requirements of the Permitted Business in the ordinary course of business; or (iii) otherwise in the ordinary course of business; (s) any guarantee, indemnity or other credit support issued by a member of the Restricted Group to a Ring-Fenced Subsidiary that constitutes Permitted Recourse; (t) any guarantees or counter indemnities in favour of a financial institution which has issued any guarantee or indemnity referred to in this definition; (u) any financial support statement between members of the Restricted Group issued in the form required by the auditor of a member of the Restricted Group to enable it to issue an audit opinion in respect of that member of the Group or issued by members of the Restricted Group to a Permitted Joint Venture or a Ring-Fenced Subsidiary and any guarantee or indemnity provided by a member of the Restricted Group for the obligations of another member of the Restricted Group in connection with a member of the Restricted Group claiming exemption from audit, the preparation and filing of its accounts or other similar exemptions; (v) any guarantee made in substitution for an extension of credit permitted under the definition of Permitted Loan to the extent that the issuer of the relevant guarantee would have been entitled to make a loan in an equivalent amount under the definition of Permitted Loan to the person whose obligations are being guaranteed; (w) any guarantee in connection with a Receivables Financing or a Vendor Finance Facility; (x) any other guarantee or indemnity consented to or approved by the Security Agent; and (y) any guarantee or indemnity not permitted by the preceding paragraphs or as a Permitted Transaction and the maximum aggregate liability (whether present or future actual or contingent) of which does not exceed the greater of EUR 15,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) in aggregate for the Restricted Group in each Financial Year. “Permitted Hedge Termination” means the termination of a Hedging Transaction by a Hedge Counterparty under a Hedging Agreement permitted in accordance with the provisions of the Hedging Policy. “Permitted Holding Company Activity” means: (a) normal holding company activities; 60 164186300_47 (b) the provision of management, administrative, treasury, accounting, legal, strategic and advisory services, and the secondment of employees to any Subsidiary and guaranteeing the obligations of any Subsidiary of a type customarily provided by a holding company to its Subsidiaries (provided that, in the case of guarantees, the guaranteed obligations are undertaken in the ordinary course of the business of the relevant Subsidiary) and the ownership of assets necessary to provide such services; (c) the issuance of shares to its shareholder(s); (d) the making of capital contributions to its Subsidiaries; (e) liabilities incurred in the ordinary course of business as a holding company; (f) activities desirable to maintain Tax status; (g) payments made and/or incurring liabilities for, or in connection with, Taxes; (h) making claims (and the receipt of any related proceeds) for rebates or indemnification with respect to Taxes; (i) activities in connection with any litigation or court or other proceedings that are, in each case, being contested in good faith; (j) holding shares in its Subsidiaries or Joint Ventures and any liabilities incurred or payments made in respect of Holding Company Expenses incurred in the ordinary course of its business as a holding company; (k) incurring liabilities arising by operation of law; (l) carrying on business, incurring any liability or owning any asset solely to the extent necessary to maintain its corporate existence; (m) the ownership of Cash and Cash Equivalent Investments; (n) the maintenance of bank accounts; (o) the granting of Transaction Security to the Finance Parties in accordance with the terms of the Finance Documents; (p) taking any action or any steps in connection with a proposed listing; (q) the receipt of any Permitted Payment; (r) the incurrence of any shareholder loan; (s) the making of any downstream loan to a Subsidiary; (t) activities, liabilities and other obligations set out in or pursuant to or permitted by the Common Documents or otherwise agreed to by the Security Agent; and (u) anything incidental to the matters set out in the other paragraphs of this definition. 61 164186300_47 “Permitted Joint Venture” means: (a) any investment, subscription for shares in, a guarantee of the liabilities of, Disposal to, loan to or other transfer of assets to, a Joint Venture where: (i) no Event of Default is continuing on the date on which the member of the Restricted Group enters into (or subsequently increases) a legally binding commitment in respect of such Joint Venture Investment (as defined below); (ii) the Joint Venture is engaged in a Permitted Business; (iii) the Joint Venture is incorporated or established in: (A) Belgium or Luxembourg; or (B) any other country which is a member state of the European Economic Area provided that the aggregate EBITDA attributable to Acquired Entities and Permitted Joint Ventures incorporated or established outside of Belgium or Luxembourg shall not exceed 10% of Consolidated EBITDA for the most recent Relevant Period pro forma for the consummation of the Permitted Acquisition (and including for this purpose the EBITDA of any Permitted Joint Venture that is not a member of the Group) when tested on the completion date only; (iv) the aggregate of: (A) all amounts subscribed for shares in, lent to, or invested in all such Joint Ventures by any member of the Restricted Group; (B) the contingent liabilities of any member of the Restricted Group under any guarantee given in respect of the liabilities of any such Joint Venture; and (C) the book value of any assets transferred by any member of the Restricted Group to any such Joint Venture, (the “Joint Venture Investment”) when aggregated with all other Joint Venture Investments under this paragraph (a) made after the Closing Date does not exceed the greater of EUR 25,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) in any Financial Year, except to the extent funded, reimbursed or repaid (as applicable) by or using any amount that would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose), Retained Excess Cashflow, New Shareholder Injections, the Initial Cash Balance and/or any Permitted Additional Debt not used for any other purpose (a “Permitted Joint Venture Investment”); and (v) the Joint Venture is not a Prohibited Party; and (b) any other Joint Venture approved or consented to by the Security Agent. 62 164186300_47 “Permitted Loan” means: (a) any trade credit extended by any member of the Restricted Group to its customers on normal commercial terms and any advance payment made in relation to Capital Expenditure, in each case in the ordinary course of its trading activities; (b) a loan made by a member of the Restricted Group to another member of the Restricted Group, provided that: (i) where the creditor of the loan is an Obligor or is otherwise required to accede to the Common Documents as an Obligor, such Obligor is also a Subordinated Intragroup Creditor or accedes to the ICA as a new Subordinated Intragroup Creditor (as the case may be) and, to the extent that the aggregate of the loan being made when taken together with all other loans made by that Obligor is greater than the greater of EUR 20,000,000 and 1.00% of Total Assets (or its equivalent in any other currency or currencies), such loan is subject to a Security Interest in favour of the Security Agent subject to and in accordance with the Agreed Security Principles; and (ii) where the creditor of the loan is not an Obligor (but is a wholly owned member of the Restricted Group) and the loan is made by it to an Obligor, to the extent that the aggregate of such loans being made, taken together with all other such loans made by that wholly owned member of the Restricted Group to Obligors, is greater than the greater of EUR 20,000,000 and 1.00% of Total Assets (or its equivalent in any other currency or currencies), the Company shall procure that such wholly owned member of the Restricted Group accedes to the ICA as a new Subordinated Intragroup Creditor; (c) a loan made by a member of the Restricted Group to a Ring-Fenced Subsidiary provided that such loan constitutes Permitted Recourse; (d) a loan made by Wyre to the Parent to the extent that the amount lent was otherwise available to be paid as a Permitted Payment and had not previously been paid; (e) any loan to the extent permitted in relation to a Permitted Joint Venture; (f) a loan made by a member of the Restricted Group to an employee or director of any member of the Group if the amount of that loan (when aggregated with the amount of all loans to employees and directors by members of the Restricted Group) does not exceed the greater of EUR 15,000,000 and 0.25% of Total Assets (or its equivalent in other currencies) at any time, unless funded by New Shareholder Injections or amounts which would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose and provided it meets the Restricted Payment Condition); (g) any loan made to an employee benefit trust or similar for the purpose of the operation of an employee share scheme or similar not exceeding the greater of

63 164186300_47 EUR 10,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) at any time, unless funded by New Shareholder Injections or amounts which would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose and provided it meets the Restricted Payment Condition); (h) any loan which constitutes a Permitted Payment; (i) a loan made to a Permitted Joint Venture to the extent such loan is a Permitted Joint Venture Investment; (j) a loan constituting Permitted Financial Indebtedness or that is made from amounts that would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose and provided it meets the Restricted Payment Condition); (k) any loan made by a member of the Restricted Group for the purposes of enabling a member of the Restricted Group that is an Obligor to meet its payment obligations under the Finance Documents or to make any other Permitted Payment; (l) a loan made by way of deferred consideration for any Permitted Disposal provided that such deferred consideration will fall due and payable within 12 months following the date on which that loan is deemed to have been advanced; (m) a loan made by a member of the Restricted Group to a minority shareholder of any member of the Restricted Group in furtherance of the Permitted Business provided that: (i) the aggregate of all such loans from all members of the Restricted Group does not exceed the greater of EUR 5,000,000 and 1.00% of Total Assets (or its equivalent in any other currencies) at any time; or (ii) such Financial Indebtedness is funded by the relevant member of the Restricted Group from New Shareholder Injections, an amount that would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose and provided it meets the Restricted Payment Condition), Retained Excess Cashflow or the Initial Cash Balance; (n) any credit given by a member of the Restricted Group to another member of the Group which arises by reason of cash pooling, set off or other cash management arrangements of the Group or other credits relating to services performed or allocation of expenses; (o) loans made, credit granted, guarantees given or the entry into any transaction having the effect of lending money by any member of the Group constituting (i) facilities or services related to cash management, cash pooling, treasury, depository, overdraft, credit or debit card, p-cards (including purchasing cards or commercial cards), electronic funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, 64 164186300_47 lockbox, account reconciliation and reporting and trade financial services or other cash management and cash pooling arrangements and (ii) daylight exposures of any member of the Restricted Group in respect of banking and treasury arrangements entered into in the ordinary course of business; (p) any loan or grant of credit in connection with a Receivables Financing or a Vendor Finance Facility; (q) any other loans or grant of credit approved or consented to by the Security Agent; or (r) any loan not permitted by the preceding paragraphs or as a Permitted Transaction so long as the aggregate amount of the Financial Indebtedness under any such loans does not exceed (i) the greater of EUR 60,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) in any Financial Year and (ii) the greater of EUR 120,000,000 and 2.00% of Total Assets (or its equivalent in other currencies) at any time, or is funded from New Shareholder Injections, amounts which would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose and provided it meets the Restricted Payment Condition), Retained Excess Cashflow or the Initial Cash Balance. “Permitted Payment” means any of the following: (a) a Permitted Administrative Payment; (b) a Restricted Payment or a payment to a Ring-Fenced Subsidiary, provided that the Restricted Payment Condition is satisfied; (c) any payment to the Parent or an Affiliate or Related Fund of the Parent (excluding any member of the Group), Fluvius System Operator CV, Telenet Group Holding N.V., Liberty Global Ltd. or any of their Affiliates pursuant to any master services agreement, lease agreement and any other commercial contract or arrangement (including pursuant to a Receivables Financing or a Vendor Finance Facility), provided that, in each case, it is on arm’s length or better than arm’s length terms (from the perspective of the relevant member of the Restricted Group only); (d) any payment directly or indirectly to Fluvius System Operator CV or any of its Affiliates pursuant to any shareholder agreement or joint venture agreement in connection with the Group in an aggregate amount no greater than EUR 30,000,000 in each Financial Year; (e) a Permitted Closing Restricted Payment; (f) any payments on any Finance Document held by Affiliates or Related Funds on arm’s length terms and where all other relevant participants in such Finance Document are (if required under the Finance Documents) paid on the same terms at such time in accordance with the terms of the Finance Documents; (g) a distribution or the payment of a dividend or return of share capital or any other payment in respect of share capital to Wyre or any of its Subsidiaries which are 65 164186300_47 members of the Restricted Group, provided that if that member of the Restricted Group is not a wholly owned Subsidiary of Wyre, any distribution to a third party shareholder of that member of the Restricted Group shall be proportionate to that third party shareholder’s shareholding in that member of the Restricted Group; (h) any payment of Subordinated Parent Liabilities where no cash of the Restricted Group is used in such repayment including, without limitation, the capitalisation of such indebtedness and the refinancing of such indebtedness; (i) provided that such payment constitutes Permitted Recourse, to a Ring-Fenced Subsidiary not otherwise permitted pursuant to this definition; (j) the payment of Transaction Costs and amounts required to refinance any existing financial indebtedness of any member of the Group on or around the Closing Date; (k) any payment made in connection with any start-up financing or seed funding related to the Permitted Business provided that any such payments shall not exceed an aggregate value of €10,000,000; and (l) any other payment consented to or approved by the Security Agent. “Permitted Recourse” means, in relation to a Ring-Fenced Subsidiary: (a) any Security Interests granted by a member of the Restricted Group to a provider of Limited Recourse Debt incurred by a Ring-Fenced Subsidiary over the shares in that Ring-Fenced Subsidiary or any Holding Company of that Ring-Fenced Subsidiary that is also a Ring-Fenced Subsidiary and any shareholder loans made, by that member of the Restricted Group to any such Ring-Fenced Subsidiaries provided that the liability of the member of the Restricted Group under such Security Interests is limited to the value of such Security Interests; (b) any guarantee or other credit-support (including drawn debt placed in a secured account as cash collateral, but otherwise excluding drawn debt) issued by, or on behalf of, or procured by a member of the Restricted Group to a Ring-Fenced Subsidiary provided that: (i) the aggregate liability (whether actual or contingent) of all members of the Restricted Group to Ring-Fenced Subsidiaries does not exceed the greater of EUR 60,000,000 and 1.00% of Total Assets (or its equivalent in any other currencies), when taken together with the aggregate of any loans under paragraph (c) below and the value of any assets transferred under paragraph (d) below, at any time; and/or (ii) such liability has been cash-collateralised (in whole or in part) by the relevant member of the Restricted Group from: (A) an amount that would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose and provided it meets the Restricted Payment Condition); 66 164186300_47 (B) New Shareholder Injections; (C) Retained Excess Cashflow; or (D) the Initial Cash Balance; (c) a loan made by a member of the Restricted Group to a Ring-Fenced Subsidiary provided that: (i) the aggregate of all such loans from members of the Group to Ring- Fenced Subsidiaries does not exceed the greater of EUR 60,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) when taken together with the aggregate of any guarantees or other credit support under paragraph (b) above and the value of any assets transferred under paragraph (d) below, at any time; or (ii) such loan is funded by the relevant member of the Restricted Group from: (A) an amount that would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose and provided it meets the Restricted Payment Condition); (B) New Shareholder Injections; (C) Retained Excess Cashflow; or (D) the Initial Cash Balance; (d) any transfer of assets made by a member of the Restricted Group to a Ring- Fenced Subsidiary provided that the value of all such assets transferred when aggregated with any other such transfer of assets made in the same Financial Year shall not exceed the greater of EUR 60,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) when taken together with the aggregate of any guarantees, loans or other credit support under paragraphs (b) and (c) above, at any time and shall not exceed the greater of EUR 300,000,000 and 5.00% of Total Assets during the life of the Facilities; (e) payment of any fee incurred by a member of the Group in the ordinary course of business, on arm’s length terms and for the bona fide purposes of the Permitted Business; and (f) any other payment consented to or approved by the Security Agent. “Permitted Ring-Fenced Subsidiary Payment” means any payments or distributions, dividends, bonus issues, return of capital, fees, principal, interest or other amounts whatsoever (by way of loan or repayment or otherwise, and whether in cash or in kind) made by a member of the Restricted Group to a Ring-Fenced Subsidiary funded (i) from the amounts that would otherwise be available to fund a Restricted Payment (to the extent not used or required to be used for any other purpose and provided that it meets the Restricted Payment Condition) or (ii) from the proceeds of any payment or

67 164186300_47 other distribution received (directly or indirectly) by that member of the Restricted Group from or in connection with any Ring-Fenced Subsidiary provided that it meets the Restricted Payment Condition. “Permitted Security” means: (a) any Security Interest or Quasi-Security created pursuant to any Security Document or any Finance Document; (b) any lien arising by operation of law and in the ordinary course of the Permitted Business and not as a result of any default or omission by any member of the Restricted Group; (c) any netting or set-off arrangement entered into by any member of the Restricted Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances (including an Ancillary Facility which is an overdraft comprising more than one account or any netting or set-off or cash cover arrangements in respect of any obligation in relation to bank guarantees); (d) the pledging of collateral for margin accounts in connection with any derivative or futures transaction; (e) in relation to any member of the Restricted Group, any Security Interest or Quasi-Security arising in relation to any authorisations required to carry on Permitted Business; (f) any payment or close-out netting or set-off arrangement pursuant to any Treasury Transaction entered into by a member of the Restricted Group which constitutes Permitted Financial Indebtedness; (g) any Security Interest or Quasi-Security arising under the customary general business conditions for maintenance of bank accounts, custody accounts or other clearing banking facilities of any credit institution with whom any member of the Restricted Group maintains a bank account, custody account or other clearing banking facility in the ordinary course of its business over the credit balance standing to the credit of any account of that member of the Restricted Group with that credit institution; (h) any Security Interest or Quasi-Security over or affecting any asset acquired by a member of the Restricted Group or of any entity which becomes a member of the Restricted Group after the Closing Date if: (i) the Security Interest or Quasi-Security was not created in contemplation of the acquisition of that asset by a member of the Restricted Group or that entity (as appropriate); (ii) the principal amount secured has not been increased in contemplation of or since the acquisition of that asset by a member of the Restricted Group or that entity (as appropriate); (iii) (unless such Security Interest or Quasi-Security is itself Permitted Security) the Security Interest or Quasi-Security is removed or 68 164186300_47 discharged within 120 days of the date of acquisition of such asset by a member of the Restricted Group or of that entity becoming a member of the Restricted Group (as appropriate); and (iv) in relation to any company that becomes a member of the Restricted Group, the Security Interest or Quasi-Security is created prior to the date on which that company becomes a member of the Restricted Group; (i) any Security Interest or Quasi-Security arising under any retention of title (including extended retention of title), hire purchase or conditional sale arrangement, or arrangements having similar effect in respect of goods supplied to a member of the Restricted Group in the ordinary course of trading and on the supplier’s standard or usual terms, and not arising as a result of any default or omission by any member of the Restricted Group; (j) any Security Interest or Quasi-Security arising as a result of a disposal which is a Permitted Disposal; (k) any Security Interest constituted by a rent deposit deed entered into on arm’s length commercial terms and in the ordinary course of business securing the obligations of a member of the Restricted Group in relation to property leased to a member of the Restricted Group; (l) any Security Interest or Quasi-Security in favour of an Ancillary Lender or provider of a Guarantee Facility or a bank over goods or documents of title to goods arising in the ordinary course of documentary credit transactions entered into in respect of an Ancillary Facility or a Guarantee Facility; (m) Security Interests arising under agreements entered into in the ordinary course of business relating to network leases or the leasing of buildings, cars and other operational equipment; (n) any cash cover relating to any Ancillary Facility or Guarantee Facility; (o) any Security Interest or Quasi-Security existing as at the date of this Agreement over assets of a member of the Restricted Group so long as the Security Interest or Quasi-Security is irrevocably removed or discharged by no later than one Business Day after the Closing Date; (p) any Security Interest or Quasi-Security provided by a member of the Restricted Group to a stock, trade or derivative exchange for the purpose of entering into a Treasury Transaction; (q) any Security Interest arising under statute or by operation of law in favour of any government, state, government authority, local authority or tax authority in respect of Taxes, assessments or government charges which are being contested by the relevant member of the Restricted Group in good faith and where adequate reserves and/or an appropriate guarantee are being maintained in respect of such claims; (r) any Security Interest created in respect of any pre-judgment legal process or any judgment or judicial award relating to security for costs, where the relevant 69 164186300_47 proceedings are being contested in good faith by the relevant member of the Restricted Group by appropriate procedures and with a reasonable prospect of success and where adequate reserves are being maintained in respect of such claims; (s) any Security Interest granted in the ordinary course of trade for the obligations of a member of the Restricted Group under its supply agreements and not as a result of any default or omission by any member of the Restricted Group; (t) any third party, limited recourse Security Interest or Quasi-Security granted over the shares in any Ring-Fenced Subsidiary in favour of any funder of Limited Recourse Debt and any Security Interest granted by a member of the Restricted Group that constitutes Permitted Recourse; (u) any Security or Quasi-Security arising on cash collateral for the issuance of letters of credit or guarantees or similar (that constitute Permitted Financial Indebtedness); (v) until one Business Day after the Closing Date, any Security Interest created in respect of or in connection with the Existing Financial Indebtedness; (w) any security (including any cash collateral) provided by any member of the Restricted Group in respect of legal, regulatory or trading requirements of the Permitted Business (including, without limitation, in respect of balancing and settlement); (x) any Security Interest or Quasi-Security arising on rental deposits or concession payments or agreements in connection with the occupation of leasehold or licensed premises in the ordinary course of the Permitted Business; (y) any other Security Interest or Quasi-Security approved or consented to by the Security Agent; (z) any Security Interest or Quasi-Security over cash paid into an escrow or similar account in connection with a Permitted Disposal or Permitted Acquisition; (aa) any Security Interest or Quasi-Security over ownership interests in Permitted Joint Ventures to secure obligations to Permitted Joint Venture partners; (bb) any Security Interest under or pursuant to a Receivables Financing; (cc) any Security Interest in respect of (i) any facilities or services related to cash management, cash pooling, treasury, depository, overdraft, credit or debit card, p-cards (including purchasing cards or commercial cards), electronic funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade financial services or other cash management and cash pooling arrangements and (ii) daylight exposures of the Restricted Group in respect of banking and treasury arrangements entered into in the ordinary course of business; (dd) Security Interests or any other matters of record that have been placed by any 70 164186300_47 government, statutory or regulatory authority, developer, landlord or other third party on property or assets over which any member of the Group has easement rights or on any leased property and subordination or similar arrangements relating thereto (including, without limitation, the right reserved to or vested in any governmental authority by the terms of any lease, license, franchise, grant or permit acquired by that member of the Group or by any statutory provision to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof); (ee) any Security Interests on equipment of any member of the Group granted in the ordinary course of business to a client of that member of the Group at which such equipment is located; (ff) any Security Interest in respect of subdivision agreements, site plan control agreements, development agreements, servicing agreements, cost sharing, reciprocal and other similar agreements with municipal and other governmental authorities affecting the development, servicing or use of a property; and (gg) any Security Interest or Quasi-Security securing indebtedness, the outstanding principal amount of which (when aggregated with the outstanding principal amount of any other indebtedness which has the benefit of Security Interest or Quasi-Security given by any member of the Restricted Group other than as permitted under the preceding paragraphs) does not exceed the greater of EUR 60,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) at any time. “Permitted Share Issue” means an issue of: (a) shares by Wyre to the Parent paid for in full in cash upon issue and where the newly issued shares become subject to the Transaction Security on the same terms as the existing shares of Wyre; (b) shares by a member of the Restricted Group (other than Wyre) to its immediate Holding Company or any other Obligor (in each case, excluding any Ring- Fenced Subsidiary) proportionate to its existing holding where (if any existing shares of such issuing Subsidiary are the subject of the Transaction Security) the newly-issued shares also become subject to the Transaction Security on the same terms and where the newly issued shares are fully paid for in cash on issue; (c) shares by a member of the Restricted Group to a Minority Shareholder proportionate to its existing shareholding where the newly issued shares are fully paid for in cash on issue and provided that the Restricted Group owns more than 50 per cent. of the shares or ownership rights in the entity issuing the shares; (d) shares pursuant to or in connection with a Permitted Acquisition, Permitted Disposal, Permitted Transaction and/or a Permitted Joint Venture (provided that no issue of shares shall be permitted by a member of the Restricted Group to a Ring-Fenced Subsidiary); and (e) any other issue or shares approved or consented to by the Security Agent.

71 164186300_47 “Permitted Transaction” means: (a) entry into and performance of obligations under any Project Document; (b) any disposal required, Financial Indebtedness incurred, Treasury Transaction entered into, guarantee, indemnity or Security Interest or Quasi-Security given, or other transaction arising, under the Finance Documents; (c) the solvent liquidation, reorganisation, merger, amalgamation, demerger, consolidation or solvent corporate reconstruction of any member of the Restricted Group (other than Wyre) so long as: (i) in the case of a member of the Restricted Group which is an Obligor, any payments or assets distributed as a result of such liquidation, reorganisation, merger, amalgamation, demerger, consolidation or solvent corporate reconstruction of such Obligor are distributed to other Obligors and if such assets are subject to Security Interests, such assets shall be subject to Security Interests following the liquidation, reorganisation, merger, amalgamation, demerger, consolidation or solvent corporate reconstruction; or (ii) in the case of a member of the Restricted Group which is not an Obligor, any payments or assets distributed as a result of such liquidation, reorganisation, merger, amalgamation, demerger, consolidation or solvent corporate reconstruction of such member of the Restricted Group are distributed to other members of the Restricted Group; (d) transactions or the exercising of any rights (other than (i) the making of any sale, lease, licence, transfer or other disposal and (ii) the granting or creation of Security or Quasi-Security or the incurring or permitting to subsist of Financial Indebtedness) conducted in the ordinary course of business on arm’s length terms; (e) any member of the Restricted Group performing obligations undertaken in connection with the Restricted Group’s real property which the Company certifies are undertaken in the ordinary course of the Permitted Business on arm’s length terms, including planning applications, the entering into of any planning agreement, any deed of variation or any deed of surrender, the granting of any sub-lease, under-lease, servitude, real burden, occupational lease or licence, the granting of any easement, wayleave or title condition or agreeing to any variation to title plans (including, without limitation, in connection with the rationalisation of boundaries or the settlement of boundary disputes); (f) the conversion of any loan given by a member of the Restricted Group to another member of the Restricted Group into equity or a capital loan provided that to the extent that Security Interest had been granted over the loan, an equivalent Security Interest is granted over the asset following such conversion; (g) any acquisition or purchase of a spectrum license; (h) a transaction by which the Parent is replaced as the direct shareholder of Wyre 72 164186300_47 in compliance with clause 6 (Replacement Parent) of the ICA and any intermediate steps or actions necessary to implement such transaction; (i) a change in the corporate form of any member of the Group to form a private limited company (or its equivalent under the law of the jurisdiction of such member of the Group) or any other corporate limited liability form (a “Re- registration”) provided that: (i) if any of such Group member’s shares are the subject of Transaction Security, the Security Agent may require such member of the Group to deliver new duly executed Security Documents on or prior to the completion of the Re-registration of that member of the Group on terms of an equivalent nature to the existing Security over that member of the Group’s shares to ensure that the Secured Creditors maintain legally valid, binding and effective Security over the shares in that member of the Group as a consequence of that Re-registration, together with such other documents and evidence and legal opinions as the Security Agent may reasonably require in relation to the validity and effectiveness of the new Security and, for the avoidance of doubt, to the extent the Security Agent requests any such documents, no Re-registration of a member of the Group will complete until such documents have been delivered to the Security Agent in a form satisfactory to the Security Agent (acting reasonably); and (ii) such Re-registration is not materially adverse to the interests of the Secured Creditors; (j) a Post-Closing Reorganisation; (k) entry into, exercising of rights in relation to and performance of obligations under any agreement entered into by any member of the Group in connection with the Cooperation (including, if entered into by Wyre and Proximus after the date of this Agreement, the Proximus Wholesale Agreement) and all related actions and steps in connection with implementation and execution of the Cooperation provided that: (i) no shares may be issued by any member of the Restricted Group in reliance on this paragraph (k); (ii) no Restricted Payment which is not otherwise permitted by the Common Documents may be made in reliance on this paragraph (k) unless the Restricted Payment Condition is satisfied; and (iii) the aggregate value of any acquisitions or disposals made, Financial Indebtedness incurred, Security Interest created or guarantees granted, loans made or the outstanding principal amount of any indebtedness secured by any Security Interest created, by any member of the Restricted Group in reliance on this paragraph (k) and not otherwise permitted by the Common Documents shall not exceed (i) the greater of EUR 60,000,000 and 1.00% of Total Assets (or its equivalent in other currencies) in any Financial Year and (ii) the greater of EUR 73 164186300_47 120,000,000 and 2.00% of Total Assets (or its equivalent in other currencies) at any time; and (l) any transaction consented to or approved by the Security Agent. “Post-Closing Reorganisation” means: (a) a distribution or other transfer of the Parent and its Subsidiaries or a Holding Company of Parent and its Subsidiaries to the Ultimate Parent or another direct Subsidiary of the Ultimate Parent through one or more mergers, transfers, consolidations or other similar transactions such that the Parent or such Holding Company will become the direct Subsidiary of the Ultimate Parent or such other direct Subsidiary of the Ultimate Parent; and/or (b) the issuance by the Parent of Capital Stock to the Ultimate Parent or another direct Subsidiary of the Ultimate Parent and, as consideration therefor, the assignment or transfer by the Ultimate Parent or a direct Subsidiary of the Ultimate Parent of assets to the Parent, as the case may be. “Post Enforcement Priority of Payments” means the provisions relating to the order of priority of payments following the occurrence of certain events as set out in schedule 3 (Post-Enforcement Priority of Payments) of the ICA. “PP Noteholders” means the holders from time to time of any PP Notes issued under a PP Note Purchase Agreement. “PP Note Purchase Agreement” means any note purchase or subscription agreement pursuant to which a member of the Restricted Group issues PP Notes from time to time. “PP Notes” means privately placed notes issued from time to time under and pursuant a PP Note Purchase Agreement and constituting Permitted Additional Debt. “Pre-Enforcement Priority of Payment” means the priority of payment set out in schedule 16 (Pre-Enforcement Priority of Payment) of the Common Terms Agreement. “Pre-hedges” has the meaning given to it in paragraph 2.7 (Interest Rate Risk Principles) of schedule 5 (Hedging Policy) of the Common Terms Agreement. “Prepayment Penalty” means any make-whole amount or other prepayment penalty described or defined in any Authorised Credit Facility from time to time. “Principal Paying Agent” means, in respect of any Tranche of Bonds, the entity appointed as principal paying agent under an Agency Agreement, or its successors thereto. “Pro Rata Basis” has the meaning given to it in schedule 7 (Pro Rata Prepayment Mechanic) of the Common Terms Agreement. “Pro Rata Prepayment Mechanic” means the mechanic set out in schedule 7 (Pro Rata Prepayment Mechanic) of the Common Terms Agreement. 74 164186300_47 “Programme” means any bond issuance programme that the relevant Issuer may establish in connection with the issue of any Bonds that have been listed on a stock exchange. “Prohibited Party” means any person, whether or not having a legal personality: (a) located in, resident in, or organised under the laws of a country or territory, that conducts all or part of its business in, or is directly or indirectly owned or controlled by, or acting on behalf of, a person located in or organised under the laws of a country or territory which is, or whose government is, a subject of country-wide, territory-wide, government-wide or other comprehensive Sanctions which, in relation to activities conducted prior to 1 July 2025, includes Syria; (b) who is: (i) a designated target of, or directly or indirectly owned or controlled (as such terms, including any applicable ownership and control requirements, are defined in the applicable Sanctions or in any related guidance) by one or more persons who are designated targets of Sanctions; or (ii) acting on behalf or at the direction of any person described in (i); or (c) which is otherwise subject to Sanctions. “Project Documents” means: (a) the Concession Contracts; and (b) the Wholesale Agreements. “Proximus Wholesale Agreement” means a wholesale agreement intended to be entered into after the date of this Agreement between Wyre as wholesale provider and Proximus as wholesale customer pursuant to the Cooperation for a range of wholesale services, including active HFC and passive FTTP. “Qualified ECP Guarantor” has the meaning given to such term in the ICA. “Qualifying Bank Facilities Lender” has the meaning given such term in the Bank Facilities Agreement. “Qualifying Secured Creditors” means: (a) the Bank Facilities Lenders; (b) in respect of any series of Wrapped PP Notes issued after the Closing Date: (i) if no FG Event of Default has occurred and is continuing in respect of such Financial Guarantor, the Financial Guarantor of such series of Wrapped PP Notes; or

75 164186300_47 (ii) after an FG Event of Default has occurred and is continuing in respect of such Financial Guarantor, the Initial PP Noteholders of such series Wrapped PP Notes; (c) in respect of any series of Unwrapped PP Notes issued after the Closing Date, the PP Noteholders; (d) in respect of any Tranche of Wrapped Bonds: (i) if no FG Event of Default has occurred and is continuing in respect of such Financial Guarantor, the Financial Guarantor of such Tranche of Wrapped Bonds; or (ii) after an FG Event of Default has occurred and is continuing in respect of such Financial Guarantor, the Bondholders of such Tranche of Wrapped Bonds; (e) in respect of any Tranche of Unwrapped Bonds, the Bondholders of such Tranche of Unwrapped Bonds; (f) the Hedge Counterparties; and (g) each other Authorised Credit Facility Provider. “Qualifying Senior Debt” means: (a) the principal amount outstanding or (prior to the commencement of a Standstill Period or prior to an Acceleration Notice being served) committed under the Authorised Credit Facilities at such time; (b) where any Hedging Transaction has, as of the date of any calculation, been terminated or closed out in accordance with the terms of the Finance Documents, the amount (if any) (if not in the Base Currency, the Equivalent Amount) being the Early Termination Amount payable and outstanding to the relevant Hedge Counterparty as of such date (as calculated in accordance with the terms of the relevant Hedging Agreement); and (c) if the Hedge Counterparty is, as at the date of any calculation, otherwise entitled to terminate or close out a Hedging Transaction under the relevant Hedging Agreement in accordance with the terms of the Finance Documents or would but for the operation of clause 21 (Standstill) of the ICA be entitled to do so, or in respect of any vote as to whether to terminate a Standstill Period in accordance with paragraph (a)(ii) of clause 21.3 (Termination of Standstill) of the ICA or in respect of the taking of Enforcement Action, the amount (if any) (if not in the Base Currency, the Equivalent Amount), as calculated by the Hedge Counterparty and notified in writing by the Hedge Counterparty to the Security Agent and the relevant Obligor (representing the mark to market value (including any Unpaid Amount) of any Hedging Transactions arising under such Hedging Agreement of the amount, if any, which would be payable to it under that Hedging Agreement in respect of that Hedging Transaction, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the ISDA Master Agreement) for which an Obligor is the 76 164186300_47 Defaulting Party (as defined in the ISDA Master Agreement) and only such mark to market value will be counted towards the calculation) which would be payable to the relevant Hedge Counterparty. “Quasi-Security” means an arrangement or transaction described in paragraph 12(b)(ii) (Negative Pledge) of part 3 (General Covenants) of schedule 2 (Covenants) of the Common Terms Agreement. “Quorum Requirement” means: (a) In relation to an Ordinary Voting Matter, the percentage set forth in clause 16.2 (Quorum Requirement for an Ordinary Voting Matter) of the ICA; (b) in relation to an Extraordinary Voting Matter, the percentages set forth in clause 17.2 (Quorum Requirement for an Extraordinary Voting Matter) of the ICA; and (c) in relation to a Direction Notice other than in connection with a Standstill, the percentage set forth in clause 25.2 (Quorum and voting requirements in respect of a Direction Notice) of the ICA. “Real Property” means: (a) any freehold, leasehold or immovable property; and (b) any buildings, fixtures, fittings, fixed plant or machinery from time to time situated on or forming part of that freehold, leasehold or immovable property. “Receiptholders” means several persons who are, for the time being, holders of the Receipts. “Receipts” means a receipt attached on issue to a Bearer Definitive Bond redeemable in instalments for the payment of an instalment of principal, such receipt being in the form set out in the Bond Trust Deed, or as agreed between the relevant Issuer, the Principal Paying Agent, the Bond Trustee and the Relevant Dealer(s) and includes any replacements for Receipts issued pursuant to the Conditions. “Receivables Financing” means one or more receivables financing programmes pursuant to which members of the Restricted Group may dispose of receivables including, for the avoidance of doubt, future receivables due (or that may become due) from any of its debtors provided that the total aggregate amount of funding under all such programmes does not exceed EUR 200,000,000 outstanding at any time. “Receiver” means any receiver, manager or administrative receiver in respect of the whole or any part of the Transaction Security. “Receiving Entity” has the meaning given to it in paragraph (a)(iv) of clause 22.5 (Distressed Disposals) of the ICA. “Recipient” has the meaning given to it in paragraph (b) of clause 16 (VAT) of the Common Terms Agreement. 77 164186300_47 “Registered Bonds” means those Bonds (if any) which are for the time being in registered form. “Registrar” means (a) any person appointed by the relevant Issuer as a registrar in connection with any PP Notes; and (b) the person named as such in the Conditions or any successor Registrar, in each case at its specified office. “Regulation” has the meaning given to it in paragraph 27 (Centre of Main Interests and Establishments) of schedule 1 (Representations) of the Common Terms Agreement. “Reimbursement and Indemnity Deed” means a reimbursement and indemnity deed (or agreement of similar name or effect) between, among others, the relevant Issuer and a Financial Guarantor in connection with the provision of a Financial Guarantee. “Related Fund” means in relation to a fund (the “first fund”), a fund which is managed or advised by the same investment manager or investment adviser as the first fund, or if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund. “Relevant Company” has the meaning given to it in paragraph (a)(i) of clause 26.10 (Business with Group Companies) of the ICA. “Relevant Contract” means any signed contract entered into by a member of the Restricted Group in connection with the Permitted Business. “Relevant Debt” means, without double counting, the Outstanding Principal Amount of Secured Debt under the Finance Documents (disregarding for these purposes any Hedging Liabilities and the drawn or undrawn commitments under any revolving or re- drawable facility (except for that, where the term Relevant Debt is used in the context of any mandatory prepayment provision in the Common Documents or in any Authorised Credit Facility Agreement, it shall include revolving or re-drawable debt where such revolving or re-drawable debt is to benefit from such mandatory prepayment provisions)) from time to time. “Relevant Investment” means: (a) any investment by a member (or members) of the Restricted Group in any Permitted Joint Venture in which such member (or members, together) of the Restricted Group do not have a controlling interest; and (b) any Ring-Fenced Subsidiary. “Relevant Jurisdiction” means, in relation to an Obligor or the Parent: (a) its jurisdiction of incorporation or organisation; 78 164186300_47 (b) any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated; (c) any jurisdiction where it conducts its business; and (d) the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it. “Repayment Costs” means in respect of the repayment or prepayment of all or part of an Authorised Credit Facility, the associated costs of such prepayment (including any related hedge termination payments (including as a result of compliance with the Hedging Policy), break costs, Prepayment Penalties and redemption premiums) payable by the relevant Obligor. “Repeating Representation” means the representations set out in paragraphs 2 (Status) to 7 (Governing Law and Enforcement) (inclusive), paragraph 11(a) (No Default), paragraphs 13(c) and 13(d) (Financial Statements), paragraph 18 (Anti-Corruption Law), paragraph 21 (Ranking of Security Interests), paragraph 22 (Good Title to Assets), paragraph 23 (Legal and Beneficial Ownership), paragraph 25 (Intellectual Property) and paragraph 28 (Sanctions) of schedule 1 (Representations) to the Common Terms Agreement. “Replacement Parent” means the immediate Holding Company of Wyre which accedes to the ICA in accordance with clause 6 (Replacement Parent) of the ICA and delivers an Accession Memorandum in accordance with the terms of part 3 (Form of Accession Memorandum (Parent)) of schedule 1 (Form of Accession Memoranda) to the ICA. “Replacement Parent Effective Date” has the meaning given to such term in clause 6 (Replacement Parent) of the ICA. “Reporting Entity” shall mean Wyre Holding BV (or, if notified by the Company to the Bank Facilities Agent, any other Holding Company of Wyre or Wyre). “Reports” means each of the following reports: (a) the commercial and technical report dated 18 September 2025 prepared by Arthur D. Little; (b) the financial and tax report dated 20 November 2025 prepared by Deloitte; and (c) the Legal Due Diligence Report. “Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian. “Request” means a request for utilisation of any Authorised Credit Facility (where applicable). “Reserved Matters” has the meaning given to it in schedule 4 (Reserved Matters) of the ICA.

79 164186300_47 “Resignation Letter” means a letter substantially in the form set out in schedule 2 (Form of Resignation Letter) of the ICA. “Restricted Finance Party” means a Finance Party that notifies the Security Agent that a Sanctions Provision would result in a violation of, a conflict with or liability under: (a) EU Regulation (EC) 2271/96; (b) Section 7 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (in connection with Section 4 paragraph 1 no. 3 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz)); or (c) any similar applicable anti-boycott law, regulation or statute in force from time to time that is applicable to it. “Restricted Group” means Wyre and each of its Subsidiaries from time to time, but excluding any Ring-Fenced Subsidiary. “Restricted Payment” means any payment (including, but not limited to, any payment on or in respect of distributions, dividends, bonus issues, return of capital, fees, interest, principal, loans or other amounts whatsoever) in cash or in kind by a member of the Restricted Group to the Parent or any Parent Affiliate, other than any payment of Secured Debt. “Restricted Payment Condition” means: (a) (i) the most recently delivered Compliance Certificate has shown compliance with the Lock-Up Ratio Levels and the Lock-Up Ratio Levels would continue to be complied with after the making of any proposed Restricted Payment or payment to a Ring-Fenced Subsidiary (the Lock-Up Ratio Levels being recalculated pro forma for such Restricted Payment or payment to a Ring-Fenced Subsidiary having been made); and (ii) the amount available under any DSR Facility and the amount (if any) credited to the Debt Service Reserve Account is in aggregate at least equal to the DSR Required Amount and no drawing is outstanding under any DSR Facility; (b) no Event of Default is subsisting or would result from making any proposed Restricted Payment or payment to a Ring-Fenced Subsidiary; and (c) if a BIPT Deregulation Event has occurred, the PLCR is greater than or equal to 1.40:1 on a pro forma basis. “Restricted Subsidiary” means any Subsidiary of a member of the Restricted Group other than a Ring-Fenced Subsidiary. 80 164186300_47 “Retained Excess Cashflow” means, at any time, Excess Cashflow in respect of any prior Relevant Period which is not required to be applied in prepayment of any Authorised Credit Facility and which was not distributed by way of Restricted Payments or used for another purpose. “Revolving Loan” means any revolving loan outstanding under any Authorised Credit Facility. “Ring-Fenced Subsidiary” means: (a) any entity incorporated, organised or acquired as a direct or indirect Subsidiary of Wyre, in connection with a Limited Recourse Acquisition which the Company notifies to the Security Agent has been designated as a Ring-Fenced Subsidiary; (b) any entity incorporated, organised or acquired as a direct or indirect Subsidiary of Wyre which has incurred Limited Recourse Debt which the Company notifies to the Security Agent has been designated as a Ring-Fenced Subsidiary; (c) any entity incorporated or acquired as a direct or indirect Subsidiary of Wyre where such incorporation or acquisition is funded by New Shareholder Injections and/or any amount that would otherwise be available to fund a Restricted Payment and which the Company notifies to the Security Agent has been designated as a Ring-Fenced Subsidiary; and (d) any other entity which the Company notifies to the Security Agent has been designated as a Ring-Fenced Subsidiary provided that: (i) such entity is not a Borrower or a Guarantor; (ii) the Lock-Up Ratio Levels of the Restricted Group will be met pro forma for such entity being designated as a Ring-Fenced Subsidiary (calculated on the basis that the amount of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA) attributable to, and any potential Distribution Receipts from, such Ring-Fenced Subsidiary are excluded); (iii) no Event of Default has occurred and is continuing; and (iv) such entity is not, and none of its Subsidiaries is, a Material Company unless the guarantor coverage test set out in paragraph 28 (Guarantors) of part 3 (General Covenants) of schedule 2 (Covenants) to the Common Terms Agreement will be met pro forma for such entity being designated as a Ring-Fenced Subsidiary (calculated on the basis that any earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA) attributable to such Ring-Fenced Subsidiary is included in the denominator but not the numerator in such guarantor coverage test), in each case provided that the Company has not notified to the Security Agent that such entity is no longer designated as a Ring-Fenced Subsidiary in accordance with 81 164186300_47 paragraph 29 (Ring-Fenced Subsidiaries) of part 3 (General Covenants) of schedule 2 (Covenants) to the Common Terms Agreement. “Ring-Fenced Subsidiary Amount” has the meaning given to that term in paragraph 30 (Ring-Fenced Subsidiaries) of part 3 (General Covenants) of schedule 2 (Covenants) to the Common Terms Agreement. “S&P” or “Standard & Poor’s” means S&P Global Ratings or any successor to its rating business. “Sanctions” means the economic, trade or financial sanctions laws, regulations or trade embargoes, prohibitions, restrictive measures, decisions, executive orders or notices from regulators implemented, adapted, imposed, administered, enacted or enforced from time to time by any Sanctions Authority. “Sanctions Authorities” means, together: (a) the US Government, administered by the Office of Foreign Assets Control of the US Department of Treasury (“OFAC”), the US State Department or the US Department of Justice; (b) the Security Council of the United Nations; (c) His Majesty’s Treasury of the United Kingdom; (d) the European Union or any of its member states from time to time; or (e) the government institutions, bodies, authorities or agencies of any of the above, to the extent the economic, trade or financial sanctions laws, regulations and/or embargos are publicly available. “Sanctions List” means the “Specially Designated Nationals and Blocked Persons” list maintained by OFAC, the consolidated list of persons, groups and entities subject to EU financial sanctions maintained by the European Commission, the Consolidated List of Financial Sanctions Targets in the United Kingdom maintained by His Majesty’s Treasury or any similar list maintained, or public announcement of Sanctions designation made, by any of the Sanctions Authorities, as amended, supplemented or substituted from time to time. “Sanctions Provisions” means any of the following: (a) paragraph 28 (Sanctions) of schedule 1 (Representations) of the Common Terms Agreement; (b) paragraph 26 (Sanctions) of part 3 (General Covenants) of schedule 2 (Covenants) of the Common Terms Agreement. “Secured Creditor Claim” has the meaning given to that term in clause 11.2 (Parallel Debt) of the ICA. “Secured Creditor Entrenched Rights” means, in relation to a Secured Creditor (other than a Hedge Counterparty), matters which would: 82 164186300_47 (a) delay the date fixed for payment of principal, interest or make-whole in respect of the relevant Secured Creditor’s debt or would reduce the amount of principal or make-whole amounts or the rate of interest (other than in connection with any replacement of screen rate provisions) payable in respect of such debt (other than in respect of mandatory prepayment provisions (excluding relating to illegality)); (b) adversely change or have the effect of adversely changing any requirement set out in any Common Document that certain payments, applications or distributions should be made in accordance with the Pre-Enforcement Priority of Payment, the Post Enforcement Priority of Payments or the Pro Rata Prepayment Mechanic, or adversely change or have the effect of adversely changing the Post Enforcement Priority of Payments or application thereof (including by amending any of the defined terms referred to in the Post Enforcement Priority of Payments) in respect of a Secured Creditor (including the ranking of its claims); (c) have the effect of adversely changing the application of any proceeds of enforcement of the Security Documents; (d) deprive a Secured Creditor of its status as a Secured Creditor; (e) result in the exchange of the relevant Secured Creditor’s debt for, or the conversion of such debt into, shares, notes or other obligations of any other person; (f) change or would relate to the currency of payment due under the relevant Secured Creditors debt (save to the extent contemplated in the Finance Documents); (g) change or would relate to any existing obligation of the Company to gross up any payment in respect of the relevant Secured Creditor’s debt in the event of the imposition of withholding taxes; (h) change or would have the effect of changing: (i) any of the following definitions or their use: Qualifying Secured Creditors, Qualifying Senior Debt, ICA Proposal, Discretion Matter, Ordinary Voting Matter, Secured Debt, Extraordinary Voting Matter, Voted Qualifying Debt, Reserved Matter, Secured Creditor Entrenched Right, and Secured Obligations; (ii) the Decision Period, Quorum Requirement or voting majority required in respect of any Ordinary Voting Matter, Extraordinary Voting Matter or Direction Notice; (iii) any of the matters that give rise to Secured Creditor Entrenched Rights under the ICA; (iv) clause 19.1 (Scope of Entrenched Rights)] of the ICA; or

83 164186300_47 (v) the manner in which Secured Creditor Entrenched Rights or Reserved Matters may be exercised or the consequences of exercising such Secured Creditor Entrenched Rights or Reserved Matters; (i) change or have the effect of changing clause 13.3 (Participating Qualifying Secured Creditors) of the ICA; (j) change or have the effect of changing schedule 4 (Reserved Matters) of the ICA; (k) change or have the effect of changing the percentage of Qualifying Secured Creditors that can terminate a Standstill Period; (l) change or would have the effect of changing the governing law or the dispute resolution clauses of any Common Document; (m) change the definitions of “Blocking Law”, “Sanctions”, “Sanctions Authorities”, “Sanctions List” and/or “Prohibited Party”; (n) change the following: paragraph 18 (Anti-corruption law) and paragraph 28 (Sanctions) of schedule 1 (Representations) of the Common Terms Agreement and paragraph 5 (Anti-corruption law) and paragraph 26 (Sanctions) of part 3 (General Covenants) of schedule 2 (Covenants)] of the Common Terms Agreement; or (o) approve an assignment of any rights or a transfer of any obligations of an Obligor under any Common Document (other than as contemplated in any Common Document). “Secured Creditor Representative” means the representative of a Secured Creditor appointed in accordance with clause 11 (Appointment of Representatives) of the ICA. “Secured Creditors” means: (a) the Security Agent; (b) the Bank Facilities Lenders; (c) each Facility Agent under each Authorised Credit Facility; (d) each Paying Agent; (e) each Registrar; (f) each Hedge Counterparty; (g) each Financial Guarantor; (h) each Principal Paying Agent; (i) each Bond Trustee (for itself and on behalf of each relevant Authorised Credit Facility Provider); (j) each Issuing Bank; 84 164186300_47 (k) each other Authorised Credit Facility Provider; (l) each Additional Secured Creditor; (m) each Secured Creditor Representative; and (n) any other entity which provides Permitted Additional Debt to the Obligors under an Authorised Credit Facility, in each case which has acceded to the ICA as a Secured Creditor, and “Secured Creditor” means any one of them. “Secured Debt” means any financial accommodation that is, for the purposes of the ICA, to be treated as Secured Debt and includes the Restricted Group’s liabilities (as appropriate) under: (a) the Bank Facilities Agreement; (b) each PP Note Purchase Agreement and the associated PP Notes; (c) each Reimbursement and Indemnity Deed and Financial Guarantee Fee Letter; (d) any Bonds; (e) any Hedging Agreements; (f) each other Authorised Credit Facility; and (g) any further debt incurred in due course, the provider of which accedes to the relevant Finance Documents as a Secured Creditor. “Secured Obligations” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) at any time due, owing or incurred by each Obligor and the Parent to any Secured Creditor under each Finance Document to which such Obligor or the Parent is a party, including for the avoidance of doubt any Secured Creditor Claim and Security Agent Claim, subject to any guarantee limitation applicable to the relevant Obligor as set out in clause 9.10 (Guarantee limitations) of the ICA and provided that under no circumstances shall the Secured Obligations include any Excluded Swap Obligations. “Security Agent” means The Bank of Nova Scotia or any successor appointed as security agent pursuant to the ICA. “Security Agent Claim” has the meaning given to that term in clause 11.2 (Parallel Debt) of the ICA. “Security Document” means: (a) each Closing Date Security Document; 85 164186300_47 (b) any Security Document required to be delivered to the Security Agent pursuant to paragraph 29 (Guarantors) of part 3 (General Covenants) of schedule 2 (Covenants) of the Common Terms Agreement; (c) to the extent not covered under paragraph (b) above, any Security Document required to be delivered to the Security Agent pursuant to clause 4.1 (Accession of Additional Obligors) of the ICA; (d) the ICA and each deed of accession thereto, together with any deed supplemental to the ICA and referred to in the ICA as a “Supplemental Deed”; and (e) any other document entered into by an Obligor or the Parent creating or expressed to create any Security Interests over all or any part of its assets in respect of the obligations of any of the Obligors or the Parent under any of the Finance Documents. “Security Interest” means a mortgage, land charge, charge, pledge, lien, assignment or transfer for security purposes, retention of title arrangements or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect. “Semi-Annual Financial Statements” means the financial statements described in paragraph 1(b) (Financial statements) of part 1 (Information Covenants) of schedule 2 (Covenants) of the Common Terms Agreement. “Signing Date” means the date on which the Common Terms Agreement, the Master Definitions Agreement and the ICA are signed. “Standstill” means, as provided for in clause 21.1 (Commencement of Standstill) of the ICA, a standstill of claims of the Secured Creditors against the Obligors and the Parent immediately upon notification to the Security Agent of the occurrence of an Event of Default. “Standstill Period” means a period during which a Standstill is subsisting, commencing on the date as determined by clause 21.1 (Commencement of Standstill) of the ICA and ending on the date as determined by clause 21.3 (Termination of Standstill) of the ICA. “Standstill Remedy” has the meaning given to it in paragraph (a)(v) of clause 21.3 (Termination of Standstill) of the ICA. “Subordinated Creditor” means the Parent from time to time. “Subordinated Indebtedness” means Financial Indebtedness constituting Subordinated Intragroup Liabilities or Subordinated Parent Liabilities. “Subordinated Intragroup Creditor” means Wyre, the Company and any other member of the Restricted Group which accedes to the ICA as a Subordinated Intragroup Creditor in the form set out in part 4 (Form of Accession Memorandum (New Subordinated Intragroup Creditor)) of schedule 1 (Form of Accession Memoranda) to the ICA. 86 164186300_47 “Subordinated Intragroup Liabilities” means all present and future liabilities at any time of any member of the Restricted Group to a Subordinated Intragroup Creditor in respect of any Financial Indebtedness. “Subordinated Parent Liabilities” means all present and future liabilities at any time of Wyre to the Subordinated Creditor in respect of any Financial Indebtedness. “Subsidiary” means a person of which another person has direct or indirect control or owns directly or indirectly more than 50 per cent. of the voting capital or similar right of ownership and control for this purpose means the power to direct the management and the policies of that first-mentioned person whether through the ownership of voting capital, by contract or otherwise. “Sum” has the meaning given to it in paragraph (a) of clause 14.1 (Currency indemnity) of the Common Terms Agreement. “Supplier” has the meaning given to it in paragraph (b) of clause 16 (VAT) of the Common Terms Agreement. “Supporting Evidence” means, in respect of any claim by a Finance Party for reimbursement or indemnification from an Obligor or a member of the Restricted Group, receipts and invoices or other such appropriate evidence showing the amounts forming part of the cost, loss, liability or expense to which that claim relates. “Swap Obligation” means, with respect to any Obligor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of the Commodity Exchange Act. “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. “Talonholder” means several persons who are, for the time being, holders of the Talons. “Talons” means the talons (if any) appertaining to, and exchangeable in accordance with the provisions therein contained for further Coupons appertaining to, the Bearer Definitive Bonds (other than Zero Coupon Bonds), such talons being such form as may be required in any jurisdiction in which a particular Tranche of Bonds may be issued or sold from time to time or as otherwise agreed between the relevant Issuer, the Principal Paying Agent, the Bond Trustee and the Relevant Dealer(s). “TARGET Day” means any day on which T2 is open for the settlement of payments in Euro. “Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) and “Taxes”, “taxation”, “taxable” and comparable expressions will be construed accordingly. “Tax Credit” means a credit against, relief or remission for, or repayment of, any Tax.

87 164186300_47 “Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document (other than a Hedging Agreement), other than a FATCA Deduction. “Temporary Bearer Global Bond” means a temporary global bond in the form agreed between the relevant Issuer, the Principal Paying Agent, the Bond Trustee and the Relevant Dealer(s), comprising some or all of the Bearer Bonds of the same Tranche, issued by the relevant Issuer pursuant to the Dealership Agreement or any other agreement between the relevant Issuer and the Relevant Dealer(s) relating to the Programme, the Agency Agreement and the Bond Trust Deed. “Term Debt” means Secured Debt other than any Hedging Agreement, the Initial Revolving Facility, any DSR Facility and any other revolving or re-drawable debt. “Termination Compensation Proceeds” means the proceeds received by a member of the Restricted Group in respect of any surrender, release or termination (whether for convenience or otherwise) of a Wholesale Agreement (excluding any ordinary course payments or revenue) after deducting: (a) any amounts which are applied or to be reserved in respect of any related liability or claim by a third party; (b) any of such amounts applied to cover operating losses; (c) any Taxes incurred and required to be paid by a member of the Group in connection with such payment (as reasonably determined by the Company, on the basis of existing rates and taking account of any available credit, deduction or allowance); and (d) any related costs, fees and expenses properly incurred by any member of the Restricted Group. “Total Commitments” (a) in respect of the Bank Facilities, has the meaning set out in clause 1.1 (Definitions) of the Bank Facilities Agreement and (b) in respect of any other Authorised Credit Facility has the meaning given to it in the relevant Authorised Credit Facility Agreement. “Trade Instruments” means any performance bonds or other similar instruments, or advance payment bonds or documentary letters of credit issued in respect of the obligations of any member of the Group arising in the ordinary course of trading of that member of the Group. “Tranche” means all Bonds which are identical in all respects (save for their issue date, the issue price and the commencement date for the payment of interest on the relevant Bonds). “Transaction Security” means the Security Interests created or expressed to be created in favour of the Security Agent and/or the Secured Creditors (or any of them) pursuant to the Security Documents. “Transfer Agent” means, in relation to all or any Tranche of the Registered Bonds, the several institutions at their respective specified offices appointed initially as transfer 88 164186300_47 agents in relation to such Bonds by the relevant Issuer pursuant to the relative Agency Agreement and/or, if applicable, any successor transfer agents at their respective specified offices in relation to all or any Tranche of the Bonds. “Transfer Certificate” means a certificate substantially in the form set out in schedule 3 (Form of Transfer Certificate) of the Bank Facilities Agreement, as set out in any other Authorised Credit Facility or any other form agreed between the Bank Facilities Agent and the Company. “Treasury Transaction” means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price, provided that such transaction is not for speculative purposes. “Trustee Acts” means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales. “UK EMIR” means EMIR (including, for the avoidance of doubt, the EMIR RTS) as it forms part of UK domestic law by virtue of section 3 of the EUWA (including any amendments made to such legislation when it is brought into UK domestic law pursuant to section 8 of the EUWA or any regulations made thereunder). “UK MiFID2” means UK laws and regulations corresponding to Directive 2014/65/EU, as they take effect after the exit of the UK from the European Union. “UK MiFIR” means MiFIR (including, for the avoidance of doubt, the MiFIR regulatory technical standards) as it forms part of UK domestic law by virtue of section 3 of the EUWA (including any amendments made to such legislation when it is brought into UK domestic law pursuant to section 8 of the EUWA or any regulations made thereunder). “Ultimate Parent” means: (a) Liberty Global Ltd., together with its successors; and (b) following consummation of any transaction whereby Liberty Global Ltd. has a Holding Company, “Ultimate Parent” will mean the top tier Holding Company above Liberty Global Ltd. and its successors. “United States” or “U.S.” means the United States of America. “Unpaid Amount” has the meaning given to that term in the ISDA Master Agreement. “Unwrapped Bond” means any Bond that does not have the benefit of a Financial Guarantee. “Unwrapped PP Note” means any PP Note that does not have the benefit of a Financial Guarantee. “U.S. Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. 101 et seq., entitled “Bankruptcy”. 89 164186300_47 “U.S. Bankruptcy Law” means the U.S. Bankruptcy Code, as amended, or any other United States Federal or State bankruptcy, insolvency or similar law. “U.S. Guarantor” means any Guarantor which is incorporated or formed in or under the laws of the United States or any jurisdiction thereof, or therein (including any State of the United States or the District of Columbia) or that is engaged in the conduct of a trade or business within the United States within the meaning of the Code which, in each case, has not ceased to be a Guarantor. “U.S. Obligor” means any Obligor which is incorporated or formed in or under the laws of the United States or any jurisdiction thereof, or therein (including any State of the United States or the District of Columbia) or that is engaged in the conduct of a trade or business within the United States within the meaning of the Code which, in each case, has not ceased to be an Obligor. “U.S. Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 of the United States (signed into law on 26 October 2001). “U.S. Person” means a United States person as defined by section 7701(a)(30) of the Code. “Utilisation” means a loan or issuance of notes or bonds or a Letter of Credit under an Authorised Credit Facility. “VAT” means: (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union or the United Kingdom in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere. “Vendor Finance Facility” means any financing provided by a financier or a supplier (or any of its Affiliates) of assets (including equipment) and/or related services to a member of the Restricted Group in connection with the supply of (or payments for) assets and/or services, provided that the total aggregate amount of funding under all such facilities does not exceed EUR 100,000,000 outstanding at any time. “Voted Qualifying Debt” means the Outstanding Principal Amount actually voted thereon by the Qualifying Secured Creditors. “Voting Closure Date” means: (a) in relation to an Ordinary ICA Resolution, the date on which the Security Agent has received votes sufficient to pass such Ordinary ICA Resolution pursuant to clause 16 (Ordinary Voting Matters) of the ICA; and (b) in relation to an Extraordinary ICA Resolution, the date on which the Security Agent has received votes sufficient to pass such Extraordinary ICA Resolution pursuant to clause 17 (Extraordinary Voting Matters) of the ICA. 90 164186300_47 “Voting Sub-Participation” means a sub-participation in relation to any Bank Facilities Lender’s rights under the Bank Facilities Agreement which involves the transfer of voting rights provided that only such Bank Facilities Lender will be entitled to vote under the Finance Documents. “Wholesale Agreements” means: (a) the wholesale agreement between Wyre as wholesale provider and Telenet BV dated 1 July 2023 (as amended on 14 November 2023) for HFC, passive FTTP and passive dark fibre and third-party network management services; (b) the wholesale agreement between Wyre as wholesale provider and Orange Belgium NV dated 30 January 2023 for HFC access and passive FTTP access; (c) the wholesale agreement between Wyre as wholesale provider and WAN CONNECT of 11 April 2024 for HFC access; (d) if entered into by Wyre and Proximus after the date of this Agreement, the Proximus Wholesale Agreement; and (e) any other framework contracts for the provision of electronic communication infrastructure entered into between a member of the Group and any third party telecommunications company designated as a “Wholesale Agreement” in writing by the Company and the Security Agent. “Wider Group” means the Ultimate Parent and its Subsidiaries from time to time (other than a member of the Group). “Wrapped Bond” means any Bond that has the benefit of a Financial Guarantee. “Wrapped PP Note” means any PP Note that has the benefit of a Financial Guarantee. “Wyre” means Wyre BV. “Zero Coupon Bond” means a Bond specified as such in the relevant Final Terms and on which no interest is payable.

91 164186300_47 Part 2: Financial Covenant Definitions “Borrowings” means, at any time and without double-counting, the aggregate outstanding principal, capital or nominal amount (and any fixed or minimum premium payable on prepayment or redemption) of any indebtedness of members of the Restricted Group for or in respect of: (a) moneys borrowed and debit balances at banks or other financial institutions; (b) any acceptances under any acceptance credit or bill discount facility (or dematerialised equivalent); (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument; (d) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); (e) any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of an underlying liability of an entity which is not a member of the Restricted Group which liability would fall within one of the other paragraphs of this definition; (f) any amount raised by the issue of shares which are redeemable (other than at the option of the issuer) before the date on which all Secured Obligations are discharged in full or are otherwise classified as borrowings under the Accounting Principles; (g) any amount of any liability under an advance or deferred purchase agreement if the primary reason behind the entry into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question; (h) any amount raised under any other transaction (including any forward sale or purchase agreement, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing and which is classified as borrowings under the Accounting Principles; and (i) (without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above, but excluding the following items irrespective, as the case may be, of their treatment as debt in accordance with the Accounting Principles or with applicable Tax law: (i) any indebtedness in respect of a Treasury Transaction; (ii) any Subordinated Parent Liabilities or Subordinated Intragroup Liabilities; (iii) pension liabilities; 92 164186300_47 (iv) any Trade Instruments; (v) any government grants or subsidies or similar; (vi) any Lease Obligations; and (vii) any guarantee or other credit-support issued by a member of the Restricted Group to a Ring-Fenced Subsidiary that constitutes Permitted Recourse, but adding back any amount of debt drawn to cash- collateralise the same pursuant to paragraph (b)(ii)(A) of the definition of Permitted Recourse; and (viii) the deferred or advance purchase price of assets or services acquired in the ordinary course of business (including, without limitation, any earn- out liabilities) or otherwise arising from normal trade credit, in each case to the extent such arrangements are not entered into primarily as a method of raising finance and do not have the primary commercial effect of a borrowing. “Calculation Date” means each of 30 June and 31 December in each year. “Cashflow” means, in respect of any Relevant Period, Consolidated EBITDA for that Relevant Period after: (a) adding the amount of any decrease (and deducting the amount of any increase (other than where such deduction arises on or within 90 days of the Closing Date)) in Working Capital for that Relevant Period; (b) adding the amount of any cash receipts specific to the business of any member of the Restricted Group; (c) adding the amount of any cash receipts (and deducting the amount of any cash payments) during that Relevant Period in respect of any Exceptional Items not already taken account of in calculating Consolidated EBITDA for any Relevant Period (other than, in the case of cash receipts, Disposal Proceeds or Insurance Proceeds, to the extent these are to be applied in mandatory prepayment or to replace the relevant asset); (d) adding the amount of any cash receipts during that Relevant Period in respect of any Tax rebates or credits and deducting the amount actually paid or due and payable in respect of Taxes during that Relevant Period by any member of the Restricted Group; (e) deducting the amount of Consolidated EBITDA attributable to any non-wholly owned Subsidiary within the Restricted Group and adding back the amount of any dividends or other profit distributions received in cash by any member of the Restricted Group during that Relevant Period from such non-wholly owned Subsidiary; (f) adding (to the extent the Company has not already elected to take the same into account in determining Consolidated EBITDA) the amount of any dividends or other profit distributions received in cash by any member of the Restricted 93 164186300_47 Group during that Relevant Period from any entity which is not itself a member of the Restricted Group and deducting (to the extent the Company has already elected to take the same into account in determining Consolidated EBITDA) any Minority Pro Rata Net Earnings; (g) adding the amount of any cash paid to a member of the Restricted Group in the Relevant Period that represents repayment of any loan made to a Joint Venture or royalty payment from a Joint Venture; (h) adding the amount of any increase in provisions, other non-cash debits and other non-cash charges (which are not Current Assets or Current Liabilities) and deducting the amount of any non-cash credits (which are not Current Assets or Current Liabilities) in each case to the extent taken into account in establishing Consolidated EBITDA; (i) deducting the amount of any Capital Expenditure actually made (or due to be made) in cash during the Relevant Period by any member of the Restricted Group and the aggregate of any cash consideration paid for, or the cash cost of, any Permitted Acquisitions and the amount of any investments in Permitted Joint Ventures except (in each case) to the extent funded from: (i) the proceeds of any Disposal Proceeds, or Insurance Proceeds retained for this purpose; (ii) Retained Excess Cashflow; (iii) the Bank Facilities or other Permitted Financial Indebtedness; or (iv) New Shareholder Injections; (j) deducting any costs and expenses of a non-recurring or exceptional nature in respect of any Permitted Acquisition, Permitted Disposal, Permitted Joint Venture or the incurrence of any Permitted Financial Indebtedness; (k) deducting fees, costs and expenses associated with any equity offering or (except to the extent they are funded by the proceeds of the relevant Permitted Financial Indebtedness) raising of any Permitted Financial Indebtedness (whether or not successful); (l) adding the proceeds of business interruption insurances received in cash; and (m) deducting the amount of any cash costs of Pension Items during that Relevant Period, and so that no amount shall be added (or deducted) more than once. “Consolidated Annualised EBITDA” means, in respect of any Relevant Period, two times Consolidated EBITDA of the Restricted Group. “Consolidated EBITDA” means, in respect of any Relevant Period, the consolidated operating profit of the Restricted Group before taxation (including the results from 94 164186300_47 discontinued operations and the effects of any inflation revenue hedging (whether positive or negative), in each case without double counting): (a) before deducting any interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments whether (directly or indirectly) paid, payable or capitalised by any member of the Restricted Group (calculated on a consolidated basis) in respect of that Relevant Period; (b) not including any accrued interest owing to any member of the Restricted Group; (c) after adding back any amount attributable to the amortisation, depreciation or impairment of assets of members of the Restricted Group; (d) before taking into account any Exceptional Items; (e) before taking into account any gain arising from the direct or indirect acquisition of any debt or debt instrument at a discount to par; (f) before deducting any costs and expenses of a non-recurring or exceptional nature in respect of any Permitted Acquisition, Permitted Disposal, Permitted Joint Venture or the incurrence of any Permitted Financial Indebtedness; (g) before deducting fees, costs and expenses associated with any equity offering or raising of any Permitted Financial Indebtedness (whether or not successful); (h) in the case of any member of the Restricted Group’s investment in any entity which is either a Ring-Fenced Subsidiary or is not wholly owned and not a Subsidiary, adding back at the Company’s election: (i) a proportion of the amount of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA mutatis mutandis) of such entity which is equivalent to the proportion of the entity owned by such member of the Restricted Group (provided that there are no legal or contractual restrictions then in force that would prevent amounts being distributed by the applicable Ring-Fenced Subsidiary to the relevant member of the Restricted Group) but after deducting a proportionate share of the net finance charges of such entity (calculated on the same basis as Net Finance Charges mutatis mutandis) (taking into account any scheduled repayments of principal in respect of Borrowings of any Ring-Fenced Subsidiary (but excluding any repayments of principal falling due on the final maturity date of any Borrowings of any Ring-Fenced Subsidiary)) (the “Minority Pro Rata Net Earnings”); or (ii) Distribution Receipts received by the Restricted Group from such entity shall be taken into account in calculating Consolidated EBITDA; (i) before taking into account any unrealised gains or losses on any derivative instrument;

95 164186300_47 (j) before taking into account any gain or loss arising from an upward or downward revaluation of any other asset; (k) including Insurance Proceeds relating to business interruption or otherwise to the extent that the corresponding loss cost or liability would otherwise reduce the consolidated operating profit of the Restricted Group; (l) before taking into account any Pension Items; (m) excluding the charge to profit represented by the expensing of stock options; (n) after deducting any royalty payment in connection with the assets transferred by the relevant authority to the Wyre’s Affiliates under a Concession Contract to the extent not already deducted from the consolidated operating profit of the Restricted Group; and (o) after deducting any cash payment in respect of any Lease Obligation, in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining consolidated operating profits of the Restricted Group before taxation. “Current Assets” means the aggregate (on a consolidated basis) of all inventory, work in progress, trade and other receivables of each member of the Restricted Group including prepayments in relation to operating items and sundry debtors (but excluding cash and cash equivalent investments) maturing within 12 months from the date of computation but excluding amounts in respect of: (a) receivables in relation to Tax; (b) Exceptional Items and other non-operating items; (c) insurance claims; (d) any interest owing to any member of the Restricted Group; and (e) receivables under any Treasury Transaction. “Current Liabilities” means the aggregate (on a consolidated basis) of all liabilities (including trade creditors, accruals and provisions) of each member of the Restricted Group falling due within 12 months from the date of computation but excluding amounts in respect of: (a) Financial Indebtedness; (b) liabilities for Borrowings and Finance Charges; (c) liabilities for Tax; (d) Exceptional Items and other non-operating items; (e) insurance claims; and 96 164186300_47 (f) liabilities in relation to dividends declared but not paid by Wyre or by a member of the Restricted Group in favour of a person who is not a member of the Restricted Group; and (g) liabilities for Capital Expenditure. “Debt Service” means, in respect of any Relevant Period, the aggregate of: (a) Net Finance Charges for that Relevant Period; and (b) all scheduled and mandatory repayments of principal in respect of Borrowings falling due during that Relevant Period but excluding: (i) any repayments of principal falling due on the final maturity date of any Secured Debt; (ii) any amounts falling due under any overdraft or revolving facility and which were or are projected to be available for simultaneous redrawing according to the terms of that facility; (iii) any voluntary prepayment amount or mandatory prepayment of any Secured Debt, and so that no amount shall be included more than once. “Default Ratio Level” has the meaning given to that term in paragraph 1 (Default Ratios) of part 2 (Financial Covenants) of schedule 2 (Covenants) of the Common Terms Agreement. “Finance Charges” means, for any Relevant Period, the aggregate amount of the accrued interest, commission, commitment fees, discounts, prepayment fees, premiums or charges and other finance payments (excluding any repayments or prepayments of principal, whether voluntary or mandatory and any associated hedging termination payments) in respect of Borrowings whether paid, payable or capitalised by any member of the Restricted Group (calculated on a consolidated basis) in respect of that Relevant Period: (a) excluding any upfront costs, Transaction Costs or any amount attributable to the amortisation of such Transaction Costs over time; (b) excluding the interest and the capital element of payments in respect of Lease Obligations; (c) including any commission, fees, discounts and other finance payments payable by (and deducting any such amounts payable to) any member of the Restricted Group under any interest rate hedging arrangement (other than termination payments); (d) excluding any fees, costs, expenses, stamp, registration and other Taxes associated with any actual or contemplated Permitted Acquisition or Permitted Joint Venture; 97 164186300_47 (e) excluding capitalised and non-capitalised interest, fees, premiums or charges in respect of Subordinated Parent Liabilities or Subordinated Intragroup Liabilities; (f) excluding any other capitalised interest or any other non-cash interest in respect of Borrowings or the amount of any discount, amortised or other non-cash interest charges; and (g) taking no account of any unrealised gains or losses on any derivative instruments other than any derivative instruments which are accounted for on a hedge accounting basis, and so that no amount shall be added (or deducted) more than once (including, for the avoidance of doubt, through any other term used in the calculation of the Financial Covenants or the Lock-Up Ratio Levels or any other calculation of a Financial Ratio). “Finance Lease” means any lease or hire purchase contract which would, in accordance with the Accounting Principles, be treated as a balance sheet liability (other than a lease or hire purchase contract which would, in accordance with the applicable Accounting Principles in force immediately before the adoption of IFRS 16 (Leases), have been treated as an operating lease). “Financial Covenants” means the covenants set out at part 2 (Financial Covenants) of schedule 2 (Covenants) of the Common Terms Agreement. “Financial Half Year” means each period commencing on the day after 31 December and ending on the next subsequent 30 June and each period commencing on the day after the 30 June and ending on the next subsequent 31 December. “Financial Ratios” means the Leverage Ratio, Interest Cover Ratio and the PLCR. “Financial Year” means the annual accounting period of the Restricted Group ending on or about 31 December in each year unless changed in accordance with the terms of the Common Terms Agreement. “Forecast Cashflow” means the cashflow (calculated on the same basis as Cashflow) of the Restricted Group which the Company reasonably projects to be attributable to the Total NPV Period. “Interest Cover Ratio” means, in respect of any Relevant Period, the ratio of Consolidated EBITDA to Net Finance Charges, in each case on the Calculation Date falling on the last day of that Relevant Period. “Lease Obligations” means collectively obligations under any finance, capital or operating lease in accordance with IFRS. “Leverage Ratio” means, in respect of any Relevant Period, the ratio of Net Total Debt to Consolidated Annualised EBITDA, in each case on the Calculation Date falling on the last day of that Relevant Period. “LTM Period” means each period of 12 months ending on a Calculation Date. 98 164186300_47 “Minority Pro Rata Net Earnings” has the meaning given to it in the definition of Consolidated EBITDA. “Net Finance Charges” means, in respect of any Relevant Period, the Finance Charges for that Relevant Period after: (a) deducting any interest payable in that Relevant Period to any member of the Restricted Group (other than by another member of the Restricted Group) on any cash or cash equivalent investment; and (b) if the Company elects to add back a proportion of earnings of an entity to Consolidated EBITDA under paragraph (h) of the definition of Consolidated EBITDA, adding back a proportion of the amount of finance charges (calculated on the same basis as Finance Charges (mutatis mutandis) of that entity) as is equivalent to the proportion of the entity owned by the relevant member of the Restricted Group. “Net Total Debt” means at any time, Borrowings less Cash and Cash Equivalent Investments of the Restricted Group at that time. “Pension Items” means any income or charge attributable to a post-employment benefit scheme other than statutory pension insurance premiums and other current service costs. “Plan” means: (a) any multiemployer plan (as defined in Section 4001(a)(3) of ERISA) as to which any Obligor or ERISA Affiliate has any obligation or liability, contingent or otherwise; or (b) any pension plan (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA or Section 412 of the Code as to which any Obligor or any ERISA Affiliate has any obligation or liability. “PLCR” means the ratio of Total NPV to the outstanding principal amount of the Secured Debt (excluding Hedging Liabilities) minus Cash and Cash Equivalent Investments, in each case on the most recent Calculation Date. “Pro Forma Adjustment” means in relation to an acquisition of or investment in an Acquired Entity or Business made or to be made in any LTM Period, with respect to the Consolidated EBITDA of that Acquired Entity or Business, the pro forma increase in such Consolidated EBITDA projected by the Company in good faith as a result of: (a) reasonably identifiable and supportable cost savings and synergies realisable during the period of 12 months from the date of the relevant acquisition or investment combining the operations of such Acquired Entity or Business with the operations of Wyre and its Subsidiaries, provided that: (i) so long as such cost savings and synergies will be realisable at any time during such period, it may be assumed, for purposes of projecting such pro forma increase to such Consolidated EBITDA, that such cost savings and synergies will be realisable during the entire such period,

99 164186300_47 provided further that any such pro forma increase to such Consolidated EBITDA shall be without duplication for cost savings and synergies actually realised during such period and already included in such Consolidated EBITDA; and (ii) the aggregate cost savings and synergies for each acquisition or investment in an Acquired Entity or Business shall be subject to a cap of 15% of Consolidated EBITDA; (b) Consolidated EBITDA or revenues attributable to any contract or incurred capital expenditure of an Acquired Entity or Business on a mature basis for a 12 month period thereafter, provided that such Consolidated EBITDA and/or revenues are projected to be first received within 18 months of the date of the relevant acquisition or investment; and (c) where the aggregate cost savings and synergies for each acquisition or investment in an Acquired Entity or Business exceed 12.5% of Consolidated EBITDA, such cost savings and synergies have been verified by third party due diligence. “Relevant Period” means each period of approximately six months covering two quarterly accounting periods of the Group ending on a Calculation Date. “Total Assets” means the consolidated total assets of the Group as shown on the most recent Financial Statements delivered in accordance with the Common Terms Agreement (and, in the case of any determination relating to any incurrence of indebtedness or an investment, on a pro forma basis including any property or assets being acquired in connection therewith). “Total NPV” means, on any Calculation Date, the net present value of Forecast Cashflow over the Total NPV Period, derived from discounting Forecast Cashflow at a rate equal to: (i) for any period from the Closing Date to the date falling seven years after the Closing Date, the EURIBOR forward curve observed on that Calculation Date for the relevant period to the end of the Total NPV Period (as adjusted to reflect the effect of any interest rate hedging arrangement (or similar) entered into by any member of the Restricted Group) plus 2.65 per cent. per annum; and (ii) for any period from the date falling seven years after the Closing Date until the end of the Total NPV Period, the EURIBOR forward curve observed on that Calculation Date for the relevant period to the end of the Total NPV Period (as adjusted to reflect the effect of any interest rate hedging arrangement (or similar) entered into by any member of the Restricted Group), plus 3.00 per cent. per annum. “Total NPV Period” means the period commencing on the day immediately following the relevant Calculation Date to the date falling 30 years from the Closing Date. “Transaction Costs” means fees, commissions, costs (including hedging break costs) and expenses, stamp, registration and other Taxes incurred in connection with establishing the Facilities, the refinancing of the Existing Financial Indebtedness, the Finance Documents, any Authorised Credit Facility and/or any Permitted Acquisition. and 100 164186300_47 “Working Capital” means, on any date, Current Assets less Current Liabilities. 101 164186300_47 Part 3: Construction 1. In any Finance Document, unless the contrary intention appears, a reference to: (a) “acting reasonably” or “reasonable” or like references means, in relation to the Security Agent, acting on the instructions of any of the Secured Creditors pursuant to the ICA, except in relation to Discretion Matters; (b) “adverse to the interests of the Secured Creditors”, “adverse change” or “adversely change” or like references include having the effect of changing the priority of the Secured Creditors relative to each other, provided that the creation of payments which rank subordinate to the Secured Creditors shall not be considered adverse to the interests of the Secured Creditors; (c) “agency” of a state is a reference to any political sub division thereof, and any ministry, department or authority thereof and any company or corporation which is controlled and of which 50 per cent. or more of the issued share capital is owned by one or more of such agencies; (d) a document being in an “agreed form” means that the form of the document has been agreed between the proposed parties to such document and that a copy of the document has been signed for the purposes of identification by the Security Agent, where applicable, and the proposed parties to that document; (e) an “amendment” includes a supplement, novation, restatement, amendment and restatement, variation, modification or re-enactment (however fundamental) and “amended” will be construed accordingly and will include any increase in, extension (whether pursuant to an option or otherwise) of, or change to, any financial accommodation (including any increase in margin) or additional financial accommodation made available under any Finance Document and, for the avoidance of doubt, a document subject to supplement, novation, restatement, amendment and restatement, variation, modification or re-enactment (however fundamental) will not be deemed to have been “terminated”, “revoked” or “cancelled” as a result of being so amended; (f) an “approval” shall be construed as a reference to any approval, consent, authorisation, exemption, permit, licence, registration, filing or enrolment by or with any competent authority; (g) “assets” includes present and future assets, properties, revenues and rights of every description; (h) an “authorisation” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation; (i) a “certificate” delivered by an Authorised Signatory of the relevant Obligor shall be a certificate, signed by one Authorised Signatory of such Obligor containing, inter alia, a warranty that the matters certified therein are, to the best of the knowledge and belief of the relevant Obligor having made due and careful enquiries, true and accurate (or, to the extent that the matters certified 102 164186300_47 are matters of opinion, are opinions honestly and reasonably held) and do not omit any fact, matter or thing that may cause such certificate to be misleading but which shall not, for the avoidance of doubt, impose any personal liability on such Authorised Signatory; (j) “communication” includes any notification, communication or informing or passing of information; (k) “consent” includes approval and agreement; (l) a “currency” is a reference to the lawful currency for the time being of the relevant country; (m) “disposal” means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary, and dispose will be construed accordingly; (n) “Finance Document” includes all amendments and supplements to a Finance Document including supplements providing for further advances and any reference to an agreement includes all amendments and supplements to such agreement; (o) “guarantee” includes any guarantee, indemnity, contingent liability, surety obligation or liability in respect of the obligations of any person other than the grantor; (p) “including” shall be construed as a reference to including without limitation, so that any list of items or matters appearing after the word “including” shall be deemed not to be an exhaustive list, but shall be deemed rather to be a representative list, of those items or matters forming a part of the category described prior to the word “including”; (q) “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money whether present or future, actual or contingent; (r) “interest payable” means any interest which is accrued but not yet paid whether or not such interest is payable at such time; (s) a “law” shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, by law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court; (t) “may reasonably direct or may reasonably request” or like references means, in relation to the Security Agent, such directions and requests acting on the instructions of any of the Secured Creditors pursuant to the provisions of the ICA; (u) “may reasonably require” or like references means, in relation to the Security Agent, such requirements acting on behalf of any of the Secured Creditors pursuant to the provisions of the ICA;

103 164186300_47 (v) a “person” includes any individual, firm, company, corporation, incorporated or unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality and includes its successors in title, permitted assigns and permitted transferees; (w) “principal” shall, where applicable, include premia; (x) “reasonable satisfaction or is otherwise reasonably satisfied” or like references means in relation to the Security Agent that it shall be reasonably satisfied if either it is a Discretion Matter in relation to which the Security Agent is able to exercise its discretion or, if it is not a Discretion Matter, if it has acted upon the instructions of any Secured Creditors pursuant to the provisions of the ICA; (y) “as consented to” or “as agreed by” or like references means, in relation to the Security Agent, if it is a Discretion Matter in relation to which the Security Agent is able to exercise its discretion, it has consented or agreed or, if it is not a Discretion Matter, if it has acted upon the instructions of any Secured Creditors pursuant to the provisions of the ICA; (z) “in the reasonable opinion” or like references, when used herein in relation to the Security Agent shall mean acting on the instruction of the applicable Secured Creditors pursuant to the ICA; (aa) “reasonable time” means, in relation to the Security Agent and any action to be taken, consent to be given or determination to be made by it, the time necessary for it to take such action, give its consent or make a determination, including, where it is necessary to do so (because such matter is not a Discretion Matter), to seek and act upon the instructions of the Secured Creditors or otherwise pursuant to the provisions of the ICA; (bb) a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation; (cc) a “relevant Finance Document” in relation to any person means each of the Finance Documents to which that person is, or will be, a party; (dd) “repay”, “redeem” and “pay” shall each include both of the others and cognate expressions shall be construed accordingly; (ee) any statement made which is qualified by reference to “so far as it is aware” or to the “best of its knowledge” or similar means that statement is made on the basis of the knowledge of the person making such statement and, where appropriate, the knowledge of the directors of that person (if a body corporate) and includes such knowledge as that person or those persons could have had, had it or they actually carried out the appropriate enquiries and any reference to 104 164186300_47 a person “becoming aware” of a matter or similar shall mean that such person and, where appropriate, the directors of that person (if a body corporate) have knowledge of the relevant matter or could have had knowledge of such matter, had it or they actually carried out the appropriate enquiries; (ff) a “successor” of any party shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of the jurisdiction of incorporation, organisation or domicile of such party has assumed the rights and obligations of such party under the relevant Finance Document or to which, under such laws, such rights and obligations have been transferred or any permitted assignee in accordance with the terms of the Finance Documents; (gg) a “waiver” includes a waiver of any actual or proposed breach of any provision of any document including, in relation to the Common Terms Agreement of a Default; (hh) a Default or Lock-Up Event being “outstanding”, “continuing” or “subsisting” means that it has not been remedied within the relevant grace period (if any) or waived in accordance with the relevant Finance Document; (ii) repaying or prepaying Ancillary Outstandings means: (i) providing cash cover in respect of the Ancillary Outstandings; (ii) the maximum amount payable under the Ancillary Facility being reduced or cancelled in accordance with its terms; or (iii) the Ancillary Lender being satisfied that it has no further liability under that Ancillary Facility, and the amount by which Ancillary Outstandings are repaid or prepaid under paragraphs (i) and (ii) above is the amount of the relevant cash cover or reduction; (jj) a provision of law is a reference to that provision as extended, applied, amended, supplemented, replaced or re-enacted and includes any subordinate legislation; (kk) a Clause, a Subclause or a Schedule is a reference to a Clause or Subclause of, or a Schedule to, this Agreement; (ll) a person includes its successors in title, permitted assigns and permitted transferees; (mm) a Finance Document or another document is a reference to that Finance Document or other document amended as permitted in the Common Terms Agreement or such Finance Document; (nn) a time of day is a reference to London time, unless expressly stated otherwise; (oo) singular includes the plural and vice versa; 105 164186300_47 (pp) “EUR”, “€” and “euros” denote the lawful single currency of the Participating Member States from time to time; and (qq) “USD” and “$” denote the lawful currency of the United States of America from time to time. 2. In each Finance Document, where it relates to any Belgian person or the context so requires, a reference to: (a) a legal entity being “incorporated” in Belgium or of which its “jurisdiction of incorporation” is Belgium, means that such legal entity has its statutory seat (statutaire zetel/siege statutaire) in Belgium; (b) unless the context otherwise requires, any reference to a “bond register” in respect of a Belgian Obligor that is an issuer of bonds or notes is a reference to the register van obligatiehouders/registre des obligataires in accordance with Articles 5:23 through 5:39 of the Belgian Code of Companies and Associations (Belgische Wetboek van vennootschappen en verenigingen/Code belge des sociétés et des associations); (c) a “receiver”, “administrative receiver”, “administrator”, “compulsory manager” or similar officer includes any curator/curateur, vereffenaar/liquidateur, gedelegeerd rechter/juge délégué, voorlopig bewindvoerder/administrateur provisoire, gerechtelijk deskundige/expert judiciaire, gerechtsmandataris/mandataire de justice, mandataris ad hoc/mandataire ad hoc, ondernemingsbemiddelaar/médiateur d’entreprise, vereffeningsdeskundige/praticien de la liquidation and herstructureringsdeskundige/praticien de la réorganisation as applicable; (d) a “winding-up”, “administration” or “dissolution” includes any vereffening/liquidation, ontbinding/dissolution, faillissement/faillite, besloten voorbereiding van het faillissement/préparation privée d’une faillite and sluiting van een onderneming/fermeture d’une entreprise; (e) a “suspension of payments”, “moratorium of any indebtedness” or “reorganisation” includes any of those terms in the context of any gerechtelijke reorganisatie/réorganisation judiciaire, overdracht onder gerechtelijk gezag/transfert sous autorité judiciaire, staking van betaling/cessation de paiements, or any other legal proceeding based on Book XX, Title V/I (Insolventie van Ondernemingen/Insolvabilité des entreprises – Gerechtelijke reorganisatie / Réorganisation judiciaire) or Title V/II (Insolventie van Ondernemingen/Insolvabilité des entreprises – Overdracht onder gerechtelijk gezag/Transfert sous autorité judiciaire) of the Belgian Code of Economic Law (Wetboek van economisch recht/Code de droit économique); (f) a “composition”, “compromise”, “assignment” or “arrangement” includes a settlement agreement outside judicial reorganisation (minnelijk akkoord buiten gerechtelijke reorganisatie/accord amiable hors réorganisation judiciaire), a judicial reorganisation (gerechtelijke reorganisatie/réorganisation judiciaire (including openbare gerechtelijke reorganisatie door een minnelijk akkoord/réorganisation judiciaire publique par accord amiable, openbare 106 164186300_47 gerechtelijke reorganisatie door een collectief akkoord/réorganisation judiciaire publique par un accord collectif, besloten gerechtelijke reorganisatie door een minnelijk akkoord/réorganisation judiciaire privée par accord amiable, besloten gerechtelijke reorganisatie door een collectief akkoord/réorganisation judiciaire privée par un accord collectif), or a transfer under judicial authority (overdracht onder gerechtelijk gezag/transfert sous autorité judiciaire) pursuant to Book XX, Titles IV, V/I or V/II of the Belgian Code of Economic Law (Wetboek van economisch recht/Code de droit économique), as applicable; (g) a person being “unable to pay its debts” is that person being in a state of cessation of payments (staking van betaling/cessation de paiements); (h) an “attachment”, “sequestration”, “distress”, “execution” or “analogous process” includes any onteigening/expropriation, uitvoerend beslag/saisie exécutoire, sekwester/séquestre and bewarend beslag/saisie conservatoire; (i) “security” includes any mortgage (hypotheek/hypothèque), pledge (pand/gage), any mandate (mandaat/mandat) to grant a mortgage, a pledge or any other real security, privilege (voorrecht/privilège), reservation of title arrangement (eigendomsvoorbehoud/réserve de propriété), any real security (zakelijke zekerheid/sûreté réelle) and any transfer by way of security (overdracht ten titel van zekerheid/transfert à titre de garantie); (j) “insolvency” includes any insolventieprocedure/procedure d’insolvabilité, gerechtelijke reorganisatie/réorganisation judiciaire, overdracht onder gerechtelijk gezag/transfert sous autorité judiciaire, besloten voorbereiding van het faillissement/préparation privée d’une faillite, faillissement/faillite and any other concurrence between creditors (samenloop van schuldeisers/concours des créanciers); (k) a “successor” means an algemene rechtsopvolger/successeur universel; (l) an “amalgamation”, “demerger”, “merger” or “consolidation” includes a overdracht van algemeenheid/transfert d’universalité, overdracht van bedrijfstak/transfert de branche d’activité, splitsing/scission and fusie/fusion and any assimilated transaction (gelijkgestelde verrichting/opération assimilée) in accordance with the Belgian Code of Companies and Associations; (m) commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness includes any negotiations conducted with a view to reaching a settlement agreement (minnelijk akkoord/accord amiable) with one or more of its creditors pursuant to Book XX, Title IV (Minnelijk akkoord buiten gerechtelijke reorganisatie/Accord amiable hors réorganisation judiciaire), Book XX, Title V/1, Chapter 1 (Openbare gerechtelijke reorganisatie door een minnelijk akkoord/ Réorganisation judiciaire publique par accord amiable), or Book XX, Title V/1, Chapter 4, Section 2 (Besloten gerechtelijke reorganisatie door een minnellijk akkoord/Réorganisation judiciaire privée par accord amiable) of the Belgian Code of Economic Law (Wetboek van economisch recht/Code de droit économique); and

107 164186300_47 (n) constitutional documents means, in relation to a Belgian Obligor, a copy of (i) its incorporation deed and (ii) the most recently coordinated articles of association (gecoördineerde statuten/statuts coordonnés). 3. Each Party agrees to waive article 5.74, article 5.90, second paragraph and article 5.239, §2 of the Belgian Civil Code and agrees that it shall not be entitled to make any claim or exercise any rights under article 5.74, article 5.90, second paragraph or article 5.239, §2 of the Belgian Civil Code. Each Party agrees that this waiver and agreement applies to all Finance Documents governed by Belgian law. 4. Article 1.7 of the Belgian Civil Code shall not apply to the computation of time periods set out in this Agreement or the other Finance Documents. 5. Each Party acknowledges that: (a) it has all information as referred to in Article 5.16 of the Belgian Civil Code; (b) it has negotiated each article of each Finance Document on an arm’s length basis with the other Parties; and (c) each Finance Document reflects a fair and appropriate balance between the rights and obligations of each respective Party and accurately reflects the negotiations between Parties. 6. To the extent Belgian law governs the Parties’ non-contractual obligations and to the fullest extent permitted by law, each Party expressly and irrevocably waives (for itself and on behalf of any of its Affiliates) any non-contractual claim or right it may have against each other Party pursuant to article 6.3, §1 of the Belgian Civil Code in respect of any breach by a Party of any of its obligations under the Finance Documents. 7. To the fullest extent permitted by law, each Party expressly and irrevocably waives (for itself and on behalf of any of its affiliates) any non-contractual claim and right it may have against any Auxiliaries of each other Party pursuant to article 6.3, §2 of the Belgian Civil Code in connection with the Finance Documents. For the purposes hereof, Auxiliary means any person or entity who performs (in whole or in part) any obligation of a Party, is engaged in relation to the performance of any obligation under the Finance Documents, or represents a Party in connection with the Finance Documents (whether in its own name and/or for its own account, or in the name and/or for the account of a Party), including auxiliaries (hulppersonen/auxiliaires) of a Party as referred to in article 6.3, §2 of the Belgian Civil Code. This includes any affiliate, director, officer, board member, manager, employee, founder, member, partner, shareholder, associate, volunteer, agent, attorney, advisor or contractor of a Party. For the avoidance of doubt, this definition also includes any subsequent tiers of such auxiliaries, including any secondary, tertiary, or further removed auxiliaries, irrespective of their level or order in the chain of appointment. 8. Paragraphs 6 and 7 above shall not apply to non-contractual claims or rights in respect of any breach by a Party or by any Auxiliaries of each other Party that constitutes either (i) a breach of its general duty of care obligation, provided that the resulting damage is different from the damage attributable to the wrongful performance of contractual obligations, or (ii) a criminal offence. 108 164186300_47 9. In each Finance Document, where it relates to a Luxembourg person, a reference to: (a) a receiver, liquidator, administrative receiver, trustee in bankruptcy, judicial custodian, compulsory manager, administrator or the like includes, without limitation, a juge délégué, commissaire, juge-commissaire, liquidateur, curateur, expert vérificateur, conciliateur d’entreprise, mandataire de justice or administrateur provisoire; (b) a “winding-up”, “administration”, “reorganisation” or “dissolution” includes, without limitation, a bankruptcy (faillite), insolvency, suspension of payments (sursis de paiement) , or, according to the law of 7 August 2023 on the preservation of companies and modernisation of the bankruptcy law, a reorganisation by amicable agreement (réorganisation par accord amiable), a judicial reorganisation (réorganisation judiciaire) or a court-ordered liquidation (liquidation judiciaire), a general settlement with creditors, fraudulent conveyance (action paulina), an administrative dissolution without liquidation procedure (procédure de dissolution administrative sans liquidation), or a voluntary dissolution or liquidation (dissolution ou liquidation volontaire); (c) “commencing negotiations with one of more of its creditors with a view to rescheduling any of its indebtedness” includes any negotiations with that purpose conducted in order to reach an amicable agreement (accord amiable); (d) a person being “unable to pay its debts” includes that person being in a state of cessation of payments (cessation de paiements); (e) a person being “insolvent” includes that person being both (i) unable to pay its debts as they fall due (cessation de paiements) and (ii) having lost its creditworthiness (ébranlement de credit), within the meaning of article 437 of the Luxembourg commercial code; and (f) a “lien”, “security” or “security interest” includes any hypothèque, nantissement, gage, privilège, sûreté réelle, droit de rétention, and any type of security in rem (sûreté réelle) or agreement or arrangement having a similar effect and any transfer of title (transfert à titre de garantie) by way of security; (g) a guarantee includes any guarantee which is independent from the debt to which it relates and includes any suretyship (cautionnement) within the meaning of Articles 2011 et seq. of the Luxembourg Civil Code; (h) an agent includes, without limitation, a mandataire; (i) by-laws or constitutional documents includes its up-to-date articles of association (statuts); (j) a set-off includes, for purposes of Luxembourg law, legal set-off; (k) an attachment includes a saisie; (l) a director and/or manager includes a gérant or an administrateur; and (m) shares include parts sociales. 109 164186300_47 10. Unless the contrary intention appears, a reference to a “month” or “months” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month or the calendar month in which it is to end, except that: (a) if the numerically corresponding day is not a Business Day, the period will end on the next Business Day in that month (if there is one) or the preceding Business Day (if there is not); (b) if there is no numerically corresponding day in that month, that period will end on the last Business Day in that month; and (c) notwithstanding (a) above, a period which commences on the last Business Day of a month will end on the last Business Day in the next month or the calendar month in which it is to end, as appropriate. A reference to “monthly” shall be construed accordingly. 11. Unless expressly provided to the contrary in a Finance Document, a person who is not a party to a Finance Document may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999. 12. Subject to the terms of the Common Terms Agreement and the ICA, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of that Finance Document. 13. Unless the contrary intention appears or except as otherwise provided in any Finance Document: (a) any party to a document or reference to a “party” or a “Party” includes the successors in title, permitted assigns and permitted transferees of such party; (b) a reference to a Party will not include that Party if it has ceased to be a Party under this Agreement; (c) a term used in any other Finance Document or in any notice given in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement; (d) subject to clause 1.4 (Finance Document definitions) of the Common Terms Agreement and to (e) below, if there is an inconsistency between this Agreement and any other Finance Document, this Agreement will prevail; (e) any obligation of an Obligor under the Finance Documents which is not a payments obligation remains in force for so long as any payment obligation is or may be outstanding under the Finance Documents; (f) the headings in this Agreement do not affect its interpretation; and (g) all calculations and payment obligations will be made without double counting. 110 164186300_47 14. For the purposes of any voting, direction, request or decision or the allocation of any repayment or any prepayment, any amount not in the Base Currency shall be converted into the Base Currency at the Exchange Rate.

SCHEDULE 2
FINANCIAL INSTITUTIONS

Part 1:
Mandated Lead Arrangers

BNP Paribas Fortis SA/NV

Goldman Sachs Bank USA

MUFG Bank (Europe) N.V., Germany Branch

National Westminster Bank Plc

NatWest Markets Plc

Coöperatieve Rabobank U.A.

Deutsche Bank AG

ING Bank N.V.

Societe Generale, London branch

ABN AMRO Bank N.V.

Belfius Bank NV/SA

Crédit Agricole Corporate and Investment Bank

Goldman Sachs Lux Investment Funds IV acting in respect of its sub-fund European Infrastructure Debt (Lux), represented by Goldman Sachs Asset Management B.V., in its capacity as Alternative Investment Fund Manager

J.P. Morgan SE

KBC Bank NV

Royal Bank of Canada

Scotiabank (Ireland) Designated Activity Company (SIDAC)

Part 2:
Original Bank Facilities Lenders

BNP Paribas Fortis SA/NV

Goldman Sachs Bank USA

MUFG Bank (Europe) N.V., Germany Branch

National Westminster Bank Plc

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NatWest Markets Plc

Coöperatieve Rabobank U.A.

Deutsche Bank AG

ING Bank N.V.

Societe Generale, London branch

ABN AMRO Bank N.V.

Belfius Bank NV/SA

Crédit Agricole Corporate and Investment Bank

Goldman Sachs Lux Investment Funds IV acting in respect of its sub-fund European Infrastructure Debt (Lux), represented by Goldman Sachs Asset Management B.V., in its capacity as Alternative Investment Fund Manager

J.P. Morgan SE

KBC Bank NV

Royal Bank of Canada

Scotiabank (Ireland) Designated Activity Company (SIDAC)

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SCHEDULE 3
ORIGINAL GUARANTORS

Name of Original Guarantor	Jurisdiction of incorporation	Registration number (or equivalent, if any)
Wyre BV	Belgium	0787.805.690
Wyre Finance BV	Belgium	1030.990.531

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SIGNATORIES

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

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[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]

[Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement] [Signature page to Project Galler – Master Definitions Agreement]